EXHIBIT 10.73

                                           EXECUTION COPY









GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
Depositor



GOTTSCHALKS INC.
Servicer



and



BANKERS TRUST COMPANY
Trustee



_________________________________________


POOLING AND SERVICING AGREEMENT

Dated as of March 30, 1994

         _________________________________________


           GOTTSCHALKS CREDIT CARD MASTER TRUST

                     TABLE OF CONTENTS

                                                       Page


                         ARTICLE I
                        Definitions

     SECTION 1.01.  Definitions . . . . . . . . . . . .   1
     SECTION 1.02.  Other Definitional Provisions . . .  23


                        ARTICLE II
                 Conveyance of Receivables

     SECTION 2.01.  Conveyance of Receivables . . . . .  24
     SECTION 2.02.  Acceptance by Trustee . . . . . . .  26
     SECTION 2.03.  Representations and Warranties of
                    the Depositor Relating to the
                    Depositor and this Agreement. . . .  27
     SECTION 2.04.  Representations and Warranties of
                    the Depositor Relating to the
                    Receivables; Reassignment . . . . .  32
     SECTION 2.05.  Covenants of the Depositor. . . . .  35
     SECTION 2.06.  Removal of Accounts . . . . . . . .  39
     SECTION 2.07.  Discount Option . . . . . . . . . .  40
     SECTION 2.08.  Block Period; Supplemental
                    Accounts. . . . . . . . . . . . . .  41


                        ARTICLE III
               Administration and Servicing
                      of Receivables

     SECTION 3.01.  Acceptance of Appointment and
                    Other Matters Relating to the
                    Servicer. . . . . . . . . . . . . .  43
     SECTION 3.02.  Servicing Compensation. . . . . . .  45
     SECTION 3.03.  Representations, Warranties and
                    Covenants of the Servicer . . . . .  46
     SECTION 3.04.  Reports and Records for the
                    Trustee . . . . . . . . . . . . . .  51
     SECTION 3.05.  Annual Servicer's Certificate . . .  52
     SECTION 3.06.  Independent Public Accountants'
                    Servicing Report. . . . . . . . . .  53
     SECTION 3.07.  Tax Treatment . . . . . . . . . . .  55
     SECTION 3.08.  Notices to the Seller . . . . . . .  55
     SECTION 3.09.  Adjustments . . . . . . . . . . . .  55
     Section 3.10.  Fidelity Bond and Errors and
                    Omissions Insurance.. . . . . . . .  56


                        ARTICLE IV
             Rights of Certificateholders and
         Allocation and Application of Collections

     SECTION 4.01.  Rights of Certificateholders. . . .  57
     SECTION 4.02.  Establishment of the Collection
                    Account . . . . . . . . . . . . . .  57
     SECTION 4.03.  Collections Arrangements. . . . . .  58
     SECTION 4.04.  Collection Allocations. . . . . . .  59


                         ARTICLE V
               Distributions and Reports to
                    Certificateholders

     SECTION 5.01.  Distributions and Reports to
                    Certificateholders. . . . . . . . .  60


                        ARTICLE VI
                     The Certificates

     SECTION 6.01.  The Certificates. . . . . . . . . .  60
     SECTION 6.02.  Authentication of Certificates. . .  61
     SECTION 6.03.  New Issuances . . . . . . . . . . .  61
     SECTION 6.04.  Registration of Transfer and
                    Exchange of Certificates. . . . . .  63
     SECTION 6.05.  Mutilated, Destroyed, Lost or
                    Stolen Certificates . . . . . . . .  67
     SECTION 6.06.  Persons Deemed Owners . . . . . . .  67
     SECTION 6.07.  Access to List of Registered
                    Certificateholders' Names and
                    Addresses . . . . . . . . . . . . .  68


                        ARTICLE VII
          Other Matters Relating to the Depositor

     SECTION 7.01.  Liability of the Depositor. . . . .  69
     SECTION 7.02.  Limitation on Liability of the
                    Depositor . . . . . . . . . . . . .  69
     SECTION 7.03.  Depositor Indemnification . . . . .  69


                       ARTICLE VIII
                  Other Matters Relating
                      to the Servicer

     SECTION 8.01.  Liability of the Servicer . . . . .  71
     SECTION 8.02.  Limitation on Liability of the
                    Servicer. . . . . . . . . . . . . .  71
     SECTION 8.03.  Servicer Indemnification of the
                    Trust and the Trustee . . . . . . .  71
     SECTION 8.04.  Merger or Consolidation of, or
                    Assumption of, the Obligations of
                    the Servicer. . . . . . . . . . . .  72
     SECTION 8.05.  The Servicer Not to Resign. . . . .  74
     SECTION 8.06.  Access to Certain Information
                    Regarding the Receivables; Meet
                    and Confer. . . . . . . . . . . . .  74
     SECTION 8.07.  Delegation of Duties. . . . . . . .  74
     SECTION 8.08.  Examination of Records. . . . . . .  75


                        ARTICLE IX
                 Early Amortization Events

     SECTION 9.01.  Early Amortization Events . . . . .  75
     SECTION 9.02.  Additional Rights Upon the
                    Occurrence of Certain Events. . . .  76


                         ARTICLE X
                     Servicer Defaults

     SECTION 10.01.  Servicer Defaults. . . . . . . . .  78
     SECTION 10.02.  Trustee to Act; Appointment of
                     Successor. . . . . . . . . . . . .  81


                        ARTICLE XI
                        The Trustee

     SECTION 11.01.  Duties of Trustee. . . . . . . . .  83
     SECTION 11.02.  Certain Matters Affecting the
                     Trustee. . . . . . . . . . . . . .  85
     SECTION 11.03.  Trustee Not Liable for Recitals
                     in Certificates. . . . . . . . . .  87
     SECTION 11.04.  Trustee May Own Certificates . . .  87
     SECTION 11.05.  The Servicer to Pay Trustee's
                     Fees and Expenses. . . . . . . . .  87
     SECTION 11.06.  Eligibility Requirements for
                     Trustee. . . . . . . . . . . . . .  88
     SECTION 11.07.  Resignation or Removal of
                     Trustee. . . . . . . . . . . . . .  89
     SECTION 11.08.  Successor Trustee. . . . . . . . .  89
     SECTION 11.09.  Merger or Consolidation of
                     Trustee. . . . . . . . . . . . . .  90
     SECTION 11.10.  Appointment of Co-Trustee or
                     Separate Trustee . . . . . . . . .  90
     SECTION 11.11.  Tax Returns. . . . . . . . . . . .  92
     SECTION 11.12.  Trustee May Enforce Claims
                     Without Possession of Certificates  93
     SECTION 11.13.  Suits for Enforcement. . . . . . .  93
     SECTION 11.14.  Representations and Warranties of
                     Trustee. . . . . . . . . . . . . .  93
     SECTION 11.15.  Maintenance of Office or Agency. .  94


                        ARTICLE XII
                        Termination

     SECTION 12.01. Termination of Trust. . . . . . . .  94
     SECTION 12.02. Final Distribution. . . . . . . . .  95
     SECTION 12.03. Depositor's Termination Rights. . .  97


                       ARTICLE XIII
                 Miscellaneous Provisions

     SECTION 13.01.  Amendment. . . . . . . . . . . . .  97
     SECTION 13.02.  Protection of Right, Title and
                     Interest to Trust. . . . . . . . .  99
     SECTION 13.03.  Limitation on Rights of
                     Certificateholders . . . . . . . . 100
     SECTION 13.04.  No Petition. . . . . . . . . . . . 102
     SECTION 13.05.  GOVERNING LAW. . . . . . . . . . . 102
     SECTION 13.06.  Notices. . . . . . . . . . . . . . 102
     SECTION 13.07.  Severability of Provisions . . . . 103
     SECTION 13.08.  Assignment . . . . . . . . . . . . 103
     SECTION 13.09.  Certificates Nonassessable and
                     Fully Paid . . . . . . . . . . . . 103
     SECTION 13.10.  Further Assurances . . . . . . . . 104
     SECTION 13.11.  No Waiver; Cumulative Remedies . . 104
     SECTION 13.12.  Counterparts . . . . . . . . . . . 104
     SECTION 13.13.  Third-Party Beneficiaries. . . . . 104
     SECTION 13.14.  Actions by Certificateholders. . . 104
     SECTION 13.15.  Rule 144A Information. . . . . . . 105
     SECTION 13.16.  Merger and Integration . . . . . . 105
     SECTION 13.17.  Headings . . . . . . . . . . . . . 105

                         EXHIBITS

Exhibit A      Form of Exchangeable Certificate
Exhibit B      Form of Daily Report
Exhibit C      Form of Officer's Certificate (Annual
               Servicer's Statement)
Exhibit D      Form of Distribution Date Statement
Exhibit E      Form of Trustee's Reassignment of
               Receivables to the Depositor
Exhibit F      Form of Officer's Certificate of Depositor
               with regard to addition of Supplemental
               Accounts
Exhibit G      Form of Officer's Certificate of Depositor
               with regard to removal of Removed Accounts
Exhibit H-1    Form of Certificate legend regarding 1933
               Act
Exhibit H-2    Form of Certificate legend regarding
               excluding transfer to ERISA Plan
Exhibit I      Form of Receivables Purchase Agreement
Exhibit J      Form of Local Deposit Account Agreement


Schedule I     List of Accounts
Schedule II    Collection Account
Schedule III   List of Local Deposit Accounts
          POOLING AND SERVICING AGREEMENT dated as of March
30, 1994, among GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as Servicer, and BANKERS TRUST
COMPANY, a New York banking corporation, as Trustee.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Beneficiaries to the extent provided herein:


                         ARTICLE I

                        Definitions

          SECTION 1.01.  Definitions.  Whenever used in
this Agreement, the following words and phrases shall have the following meanings:

          "Account" shall mean each Charge Account existing on the Cut-Off Date and each Charge Account originated by the Seller in the normal operation of its credit card business after the Cut-Off Date; provided, however, that a Charge Account originated by the Seller during the continuance of a Block Period shall not constitute an Account hereunder until and unless the Charge Account subsequently constitutes a Supplemental Account; provided further, that any Charge Account that constitutes a Removed
Account shall not constitute an Account hereunder from and after its Removal Date.

          "Account Information" shall have the meaning specified in Section 2.02(c).

          "Adjusted Invested Amount" shall mean, as of any date with respect to a Series, an amount equal to the Invested Amount of such Series, plus any cash on deposit in any principal reserve or retention account established pursuant to any Supplement.

          "Adjustment Payment" shall have the meaning specified in Section 3.09(a) hereof.

          "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" shall mean this Pooling and Servicing
Agreement, as the same may from time to time be amended, modified or otherwise supplemented, including with respect to any Series or Class, by the related Supplement.

          "Applicants" shall have the meaning specified in
Section 6.07 hereof.

          "Appointment Date" shall have the meaning specified in Section 9.02 hereof.

          "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in Fresno County, California customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Available Subordinated Amount" shall mean, with respect to any Series at any time of determination, an amount equal to the available subordinated amount specified in the related Supplement at such time.

          "Beneficiary" shall mean any of the Certificate-holders and any Enhancement Provider.

          "Block Period" shall have the meaning specified in Section 2.08(a) hereof.

          "Bondable Persons" shall mean those officers and employees of the Servicer directly responsible for handling funds, documents and computer systems directly relating to any of the servicing functions delegated to the Servicer hereunder and performed by the Servicer at its headquarters in Fresno, California.

          "Business Day" shall mean any day other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions or trust companies in the States of New York or California are authorized or obligated by law, executive order or governmental decree to be closed.

          "Certificate" shall mean any Certificate issued pursuant to a Series Supplement or the Exchangeable
Certificate.

          "Certificate Rate" shall mean, with respect to any Series or Class, the certificate rate specified therefor in the related Supplement.

          "Certificate Register" shall have the meaning specified in Section 6.04(a) hereof.

          "Certificateholder" or "Holder" shall mean (x) a holder of any Investor Certificate or (y) a Person (other than GCRC or any Affiliate thereof) in whose name a Subordinated Certificate is registered or (z) a Person
(other than GCRC or any Affiliate thereof) in whose name the Exchangeable Certificate is registered or, upon the pledge of the Exchangeable Certificate by GCRC or any Affiliate thereof, the pledgee of the Exchangeable
Certificate. The purpose of the exclusion of GCRC or any Affiliate thereof from this definition is to prevent such entities from exercising the rights, whether voting or otherwise, of a Certificateholder hereunder.

          "Certificateholders' Representative" shall mean, unless otherwise provided in a Supplement, a representative appointed by Consent of Certificateholders.

          "Charge Account" shall mean a consumer revolving credit card account originated by the Seller pursuant to a Charge Account Agreement.

          "Charge Account Agreement" shall mean an agreement with the Seller pursuant to which a Person is obligated to pay for purchased merchandise or services under a credit plan that permits such Person to purchase merchandise and services on credit, together with any finance charges and other charges related thereto, as such agreement may be amended, modified or supplemented from time to time.

          "Class" shall mean, with respect to any Series, any one of the classes of Certificates of that Series.

          "Closing Date" shall mean, with respect to any Series, the Closing Date specified in the related
Supplement.

          "Collection Account" shall have the meaning specified in Section 4.02 hereof.

          "Collection Period" shall mean, with respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          "Collection Servicer" shall mean an institution
(other than the Servicer) reasonably acceptable to the Trustee and Certificateholders, as evidenced by a Consent of Certificateholders, which shall have been appointed to perform the functions specified in Section 3.03(x)(D) hereof; provided, however, that Bank of Fresno is hereby preapproved to serve as Collection Servicer hereunder.

          "Collection Servicer Agreement" shall have the meaning specified in Section 3.03(x)(D) hereof.

          "Collections" shall mean, without duplication, all payments by or on behalf of Obligors received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers or any other form of payment as provided in such Obligor's Charge Account Agreement.

          "Consent of Certificateholders" shall mean, with respect to any proposed action or inaction, the written consent of Certificateholders representing not less than a majority of the Adjusted Invested Amount of each Series then outstanding, or if a Series shall have more than one
Class, of each Class within any said Series.

          "Contractually Delinquent" with respect to an Account, shall mean an Account as to which the required minimum payment set forth on the related billing statement has not been received by the due date thereof.

          "Corporate Trust Office" shall mean the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York,
New York 10006, Attention:  Corporate Trust & Agency Group,
Structured Finance Team.

          "Cut-Off Date" shall mean the close of business for the Seller's retail stores on March 29, 1994.

          "Daily Report" shall mean a report setting forth the computations reflected in the form thereof attached as Exhibit B hereto.

          "Dedicated Zip Code" shall mean the dedicated zip code, or similar arrangement, to which Obligors are instructed to mail their payments in respect of Receivables, and any successor arrangement to which the Consent of Certificateholders shall have been obtained.

          "Defaulted Amount" with respect to any
Determination Date shall mean an amount (which shall not be less than zero) equal to (a) for all the Accounts included in the Pool, the amount of Principal Receivables which became Defaulted Receivables during the immediately preceding Collection Period minus (b) the full amount of any such Defaulted Receivables which are subject to reassignment or assignment to the Depositor or the Servicer in accordance with the terms of this Agreement; provided, however, that, if an Insolvency Event occurs with respect to the Depositor the amounts of such Defaulted Receivables which are subject to reassignment to the Depositor shall not be included in clause (b) and, if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be included in clause (b).

          "Defaulted Receivables" shall mean, with respect to any Collection Period, all Receivables which are charged off by the Servicer as uncollectible in respect of such Collection Period in accordance with the Servicer's customary and usual servicing procedures for servicing
Obligor receivables comparable to the Receivables which have not been sold to third parties. A Principal
Receivable shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged off on the Servicer's computer master file of Accounts but, in any event, shall be deemed a Defaulted Receivable no later than the earlier of (i) the day on which it becomes
180 days Contractually Delinquent unless the Obligor has made a payment with respect to the Account which satisfies the Servicer's criteria for curing delinquencies and (ii) the day which is 30 days after the day on which the Servicer receives notice of any of the following events:
(A) the Obligor has filed for bankruptcy (B) the Obligor has had a bankruptcy petition filed against it or (C) the Obligor is deceased. Ineligible Receivables shall not be considered Defaulted Receivables hereunder.

          "Deposit Account Agreement" shall mean a letter agreement entered into by and among the Servicer, the Trustee and a financial institution at which a Local
Deposit Account is maintained for the purpose of receiving
Collections, substantially in the form of Exhibit J hereto.

          "Depositor" shall mean GCRC, and its successors in interest to the extent permitted hereunder.

          "Depositor Exchange" shall have the meaning given in Section 6.03(c) hereof.

          "Depositor Interest" shall have the meaning specified in Section 4.01(a) hereof.

          "Determination Date" with respect to any Distribution Date shall mean the day that is two Business
Days prior to such Distribution Date.

          "Discount Portion" shall mean the portion of Principal Receivables that shall be treated as Finance
Charge Receivables pursuant to Section 2.07(a) hereof.

          "Discount Rate" shall have the meaning specified in Section 2.07(b) hereof.

          "Distribution Date" shall mean the 15th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

          "Distribution Date Statement" shall mean, with respect to any Series, a report prepared by the Servicer on each Determination Date for the immediately preceding
Collection Period in substantially the form set forth in the related Supplement.

          "Duff & Phelps" shall mean Duff & Phelps Credit
Rating Co., or its successors.

          "Early Amortization Event" shall have the meaning specified in Section 9.01 hereof and, with respect to any Series, shall also mean any Early Amortization Event specified in the related Supplement for that Series.

          "Early Amortization Period" shall mean, with respect to any Series, the period beginning at the close of business on the day on which an Early Amortization Event occurs or is deemed to have occurred, and in each case ending upon the earlier to occur of (a) the payment in full to the Certificateholders of such Series of the Invested
Amount with respect to such Series, (b) the Termination
Date with respect to such Series, and (c) termination of the Trust.

          "Eligible Account" shall mean, as of any time of determination, each Charge Account owned by the Seller:

          (a) which was created in accordance with the Financial Guidelines of the Seller at the time of creation of such Charge Account;

          (b)  which is payable in U.S. Dollars;

          (c)  which has in full force and effect a Charge
     Account Agreement that has been duly authorized and which constitutes the legal, valid and binding obligation of the Obligor enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever, including defenses arising out of violations of usury laws, (except the discharge in bankruptcy of such Obligor);

          (d)  which has in full force and effect all
     consents, licenses, or authorizations of, or registrations with, any governmental authority required to be obtained or given in connection with such Charge Account;

          (e) which has not been closed at the request of the Obligor;

          (f) which has not been identified by the Seller in its computer files as having an Obligor that is (i) deceased, (ii) a minor under the laws of his/her state of residence or (iii) not competent to enter into a contract or incur debt;

          (g) which has not been sold or pledged to any Person other than the Depositor or the Trust, as applicable, and which does not include Receivables which have been sold or pledged to any other Person;

          (h) the Receivables of which the Seller has not charged off in its customary and usual manner for charging off Receivables in such Charge Accounts unless such Charge Account is subsequently reinstated;

          (i) under which a credit card is outstanding that has not expired or been identified by the Seller or the Servicer as lost or stolen;

          (j) which has not been identified by the Seller or the Servicer in its computer files as a Charge
     Account as to which the Seller or the Servicer has any confirmed record of any fraud-related activity by the Obligor thereunder;

          (k) which has been identified by the Servicer in its computer files as having an Obligor that has provided as his/her most recent billing address an address located in the United States or its territories or possessions or Canada; and

          (l)  which has not been identified by the
     Servicer in its computer files as having an Obligor that is involved in a voluntary or involuntary bankruptcy proceeding; and

          (m) under which no Receivable arising therefrom has been classified as an Ineligible Receivable.

          "Eligible Deposit Account" shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank) having corporate trust powers and acting as trustee for funds deposited in such account subject to regulations on fiduciary funds on deposit substantially similar to 12 C.F.R. 9-10(b).

          "Eligible Institution" shall mean a depository institution (which may be the Trustee) or trust company organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia
(or any domestic branch of a foreign bank) which at all times (i) has a long-term unsecured debt rating of A2 or better by Moody's, A or better by Standard & Poor's, A or better by Duff & Phelps or A or better by Fitch or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee and (ii) is a member of the FDIC.

          "Eligible Investments" shall mean book-entry securities, negotiable instruments or securities represented by Instruments in bearer or registered form in each case having original or remaining maturities of thirty
(30) days or less, but in no event maturing later than the Distribution Date next succeeding the Trustee's acquisition thereof which evidence:

               (a)  obligations of, or obligations fully
     guaranteed as to timely payment by, the United States of America:

               (b)  demand deposits, time deposits or
     certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

               (c)  commercial paper having, at the time of
     the Trust's investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

               (d)  investments in money market funds
     having as their sole investments any of the investments described in clauses (a), (b) and (c) above and having a rating from each Rating Agency in the highest investment category granted thereby and which seek to maintain a constant net asset value;

               (e)  bankers' acceptances issued by any
     depository institution or trust company referred to in clause (b) above; and

               (f)  repurchase obligations with respect to
     any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above or (ii) a depository institution or trust company the deposits of which are insured by FDIC.

          "Eligible Receivable" shall mean any Receivable that, at the time of determination:

               (a)  exists under an Eligible Account;

               (b)  constitutes an "account" or "general
     intangible" as defined in Article 9 of the UCC as then in effect in the Relevant UCC State;

               (c)  does not contravene any laws, rules or
     regulations applicable thereto (including, without limitation, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or the Charge Account Agreement that could reasonably be expected to have an adverse impact on the amount of Collections thereunder;

               (d)  has in full force and effect all
     consents, licenses, or authorizations of, or registrations with, any governmental authority required to be obtained or given in connection with the creation of such Receivable;

               (e)  is free and clear of all Liens and
     security interests arising under or through the Depositor (other than Permitted Liens);

               (f)  as to which all obligations required to
     be fulfilled by the Seller or the Depositor, as applicable, have been fulfilled;

               (g)  as to which neither the Seller nor the
     Depositor, as applicable, has taken any action which would impair, or failed to take any action necessary to avoid impairing, the rights of the Trust or the Certificateholders therein; and

               (h)  is not more than 120 days past due, or
     shall not have been classified by the Servicer as non-performing for a period of more than 120 days.

          "Eligible Servicer" shall mean the Trustee (other than a Successor Trustee) or an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of consumer revolving credit card accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) has demonstrated the ability to professionally and competently service a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then currently being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement, and (e) shall have been the subject of a Consent of Certificateholders and shall have satisfied the Rating Agency Condition.

          "Enhancement" shall mean the rights and benefits provided to the Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any Series or Class to any other Series or Class or the Exchangeable Certificate or of the Depositor Interest to any Series or Class or the Exchangeable Certificate shall be deemed to be an Enhancement.

          "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Series
Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

          "Enhancement Provider" shall mean a Person providing any Enhancement, other than any Certificateholder
(including any Holder of the Subordinated Certificate) whose rights under a Certificate are subordinated to any Series or Class.

          "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended.

          "ERISA Plan" shall have the meaning specified in
Section 6.04(e)(ii) hereof.

          "Excess Balance Test" shall mean, with respect to any Determination Date, whether the Pool Balance for each day within the preceding twelve months shall have exceeded the Required Pool Balance by at least 15%.

          "Exchange" shall have the meaning given thereto in Section 6.03(c) hereof.

          "Exchange Date" shall have the meaning given thereto in Section 6.03(c) hereof.

          "Exchange Notice" shall have the meaning given thereto in Section 6.03(c) hereof.

          "Exchangeable Amount" shall mean the amount specified in the related Supplement.

          "Exchangeable Certificate" shall mean the certificate substantially in the form of Exhibit A and exchangeable as provided in Section 6.03 of this Agreement.

          "FDIC" shall mean the Federal Deposit Insurance
Corporation or any successor entity thereto.

          "Finance Charge Collections" shall mean
Collections under the Receivables other than Principal
Collections; provided, that all Recoveries shall be Finance
Charge Collections.

          "Finance Charge Receivables" shall mean, with respect to any Account, all amounts billed to the related
Obligor in respect of interest and all other finance charges (including, without limitation, late fees), and all amounts resulting from any designation of a Discount
Portion or application of a Discount Rate pursuant to
Section 2.07 hereof.

          "Financial Guidelines" shall mean the written policies and procedures relating to the operation of the consumer credit card business of the Seller, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time in conformance with all Requirements of Law.

          "Fitch" shall mean Fitch Investors Service, Inc.
or its successors.

          "GCRC" shall mean Gottschalks Credit Receivables
Corporation, a Delaware corporation, and its successors in interest to the extent permitted hereunder.

          "Gottschalks" shall mean Gottschalks Inc., a Delaware corporation, and its successors in interest.

          "Governmental Authority" shall mean the United
States of America and any state or other political subdivision thereof and any entity exercising executive legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Independent Certified Public Accountants" shall mean any of (a) Arthur Anderson, & Co. (b) Deloitte &
Touche, (c) Ernst & Young, (d) KMPG Peat Marwick, (e) Price
Waterhouse and (f) Coopers & Lybrand; provided such firm is independent within the meaning of the Securities Act of 1933, as amended.

          "Ineligible Account" shall mean a Charge Account that at the time of determination is not an Eligible
Account.

          "Ineligible Receivable" shall mean any Receivable that at the time of determination is not an Eligible
Receivable.

          "Initial Holder" shall mean each of The
Prudential Insurance Company of America and Business Men's
Assurance Company of America.

          "In-Store Payments" shall mean any payment made by an Obligor with respect to a Receivable by personal delivery of cash, check, money order or any other form of payment to a cashier or other employee of the Seller at a retail premise.

          "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986, as amended.

          "Invested Amount" shall mean, for each Series, the aggregate Invested Amount for each Class of such Series.

          "Investor Certificates" shall mean any one of the certificates executed by the Depositor and authenticated by the Trustee, substantially in the form attached to the related Supplement, other than the Exchangeable Certificate and any Subordinated Certificate.

          "Investor Exchange" shall have the meaning specified in Section 6.03(c) hereof.

          "Investors' Interest" shall have the meaning specified in Section 4.01 hereof.

          "Investors' Servicing Fee" shall mean the portion of the Servicing Fee allocable to the Holders of Investor
Certificates of a Series pursuant to the terms of the related Supplement.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

          "Liquidation Event" shall have the meaning specified in Section 9.02(b) hereof.

          "Local Deposit Account" shall mean any Eligible
Deposit Account that is maintained pursuant to a Deposit
Account Agreement for the purpose of receiving Collections.

          "Local Deposit Account Bank" shall mean a bank that holds one or more Local Deposit Accounts for receiving
Collections pursuant to a Deposit Account Agreement.

          "Minimum Depositor Interest" shall have the meaning given thereto in any Supplement.

          "Miscellaneous Payments" shall mean, with respect to any Collection Period, the sum of (a) Adjustment
Payments and Transfer Deposit Amounts and (b) all
Collections in respect of Receivables previously written-off.

          "Monthly Servicing Fee" shall mean, with respect to any Series, the amount specified therefor in the related
Supplement.

          "Moody's" shall mean Moody's Investors Service,
Inc. or its successors.

          "1933 Act" shall have the meaning specified in
Section 6.04(f) hereof.

          "Notice Date" shall have the meaning specified in
Section 2.08(d) hereof.

          "Notices" shall have the meaning specified in
Section 13.06 hereof.

          "Obligor" shall mean a Person obligated to make payments with respect to a Receivable arising under a Charge Account.

          "Officer's Certificate" shall mean, with respect to any corporation, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, any Vice
President, Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary of such corporation.

          "Opinion of Counsel" shall mean a written opinion of counsel, in form and substance satisfactory to the Trustee, who may be counsel for, or an employee of, the Depositor or Gottschalks, and who shall be reasonably acceptable to the Trustee.

          "Outstanding Balance" shall mean, with respect to a Receivable on any day, the aggregate amount owed by the Obligor thereunder as of the close of business on the prior
Business Day (net of returns and adjustments).

          "Permitted Lien" shall mean, with respect to the
Receivables: (a) Liens in favor of the Depositor created pursuant to the Receivables Purchase Agreement assigned to the Trustee pursuant to this Agreement; (b) Liens in favor of the Trustee pursuant to this Agreement; and (c) Liens which secure the payment of taxes, assessments and governmental charges or levies, if such taxes, assessment and governmental charges or levies are either (x) not delinquent or (y) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves in accordance with generally accepted accounting principles shall have been established.

          "Permitted Transaction" shall have the meaning specified in Section 2.05(f) hereof.

          "Person" shall mean any legal person, including any individual, corporation partnership, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool" shall mean, at any time of determination, all Accounts with respect to which the related Receivables have been transferred to the Trust pursuant to Section 2.01 hereof.

          "Pool Balance" shall mean, at any time of determination, the aggregate of Principal Receivables constituting Eligible Receivables in the Pool at such time.

          "Principal Collections" shall mean Collections of Principal Receivables.

          "Principal Receivables" shall mean, for any day with respect to any Account, amounts shown on the Servicer's records on such day as Receivables (other than such amounts which represent Finance Charge Receivables) payable by the related Obligor; provided that Principal
Receivables shall not include the Discount Portion.

          "Principal Terms" shall mean, with respect to any
Series:

               (a)  the name or designation;

               (b)  the initial principal amount or
     invested amount (or method for calculating such amount);

               (c)  the Certificate Rate (or method for the
     determination thereof);

               (d)  the payment date or dates and the date
     or dates from which interest shall accrue;

               (e)  the method for allocating Collections
     to Certificateholders;

               (f)  the designation of any Series Accounts
     and the terms governing the operation of any such Series Accounts;

               (g)  the Monthly Servicing Fee, and the
     Investors' Servicing Fee, if any;

               (h)  the identity of the Enhancement
     Provider and the terms of any form of Enhancement with respect thereto, if any;

               (i)  the terms on which the Investor
     Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by the Depositor or remarketed to other investors;

               (j)  the Termination Date;

               (k)  the number of Classes of Investor
     Certificates of such Series and, if more than one
     Class, the rights and priorities of each such Class;

               (l)  the extent to which the Investor
     Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depository for such global certificate or certificates, the terms and conditions, if any, upon which such global certificates may be exchanged, in whole or in part, for definitive certificates and the manner in which any interest payable on a temporary or global certificate will be paid);

               (m)  whether the Investor Certificates of
     such Series may be issued in bearer form and any limitations imposed thereon;

               (n)  the priority of such Series with
     respect to any other Series;

               (o)  whether such Series will be part of a
     group;

               (p)  the Required Series Pool Balance for
     such Series;

               (q)  any other terms of such Series; and

               (r)  the Minimum Depositor Interest.

          "Purchase Price" shall mean, with respect to any Receivable for any date on which such Receivable is to be purchased (a) an amount equal to the principal amount payable by the Obligor in respect thereof as reflected in the records of the Servicer as of the date of purchase, plus (b) late charges and interest, if any, accrued thereon at a per annum rate equal to the rate being charged to the Obligor under the Charge Account Agreement based on the actual number of days elapsed over a year of 360 days.

          "Rating Agency" shall mean, with respect to any outstanding Series or Class, each statistical rating agency, if any, selected by the Depositor to rate the Investor Certificates of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action, that, after the required notice has been given to the applicable Rating Agencies, each such Rating Agency shall have notified each of the Depositor, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Reassignment" shall have the meaning specified in Section 2.06(b) hereof.

          "Receivables" shall mean, with respect to any Obligor, all right to payment for money due or to become due under a Charge Account Agreement arising in an Account from a sale of merchandise, services or credit life insurance, and includes the right to payment of any interest or finance charges (including, without limitation, late fees) and other obligations of such Obligor with respect thereto. Each Receivable includes, without limitation, all rights of the Seller and obligations of the Obligor under the applicable Charge Account Agreement.
Each increase in the Outstanding Balance of any Receivable
(other than any such increase resulting from the accrual of interest or finance charges or other fees with respect to such Receivable) shall, for purposes of Article II, constitute a separate Receivable.

          "Receivables Purchase Agreement" shall mean the agreement between Gottschalks and the Depositor, in substantially the form attached hereto as Exhibit I, dated as of the date hereof, governing the terms and conditions upon which the Depositor is acquiring the initial
Receivables transferred to the Trust on the Closing Date and all Receivables acquired thereafter, as the same may from time to time be amended, modified or otherwise supplemented.

          "Record Date" shall mean, with respect to any Distribution Date, the last day of the month preceding the month in which such Distribution Date occurs.

          "Recoveries" shall mean, with respect to any Distribution Date, any amounts received during the Related
Collection Period by the Servicer with respect to Defaulted
Receivables (net of reasonable recovery expenses).

          "Related Collection Period" shall mean, with respect to any Determination Date or any Distribution Date, the Collection Period ended on the last day of the calendar month preceding such date.

          "Related Documents" shall mean, collectively, the Receivables Purchase Agreement and, with respect to any Series, any applicable Enhancement Agreement and any applicable certificate purchase agreement.

          "Relevant UCC State" shall mean each jurisdiction in which the filing of a UCC financing statement is necessary to perfect the security interest of the Trustee established under the Agreement.

          "Removal Date" shall have the meaning specified in Section 2.06(b) hereof.

          "Removal Notice" shall have the meaning specified in Section 2.06(b) hereof.

          "Removed Accounts" shall have the meaning specified in Section 2.06(a) hereof.

          "Required Pool Balance" shall mean, at any time of determination, the sum of the Required Series Pool
Balances for all outstanding Series at such time.

          "Required Series Pool Balance" shall have the meaning specified in the related Supplement.

          "Requirements of Law" for any Person shall mean the certificate or articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local
(including usury laws, and the Federal Truth in Lending Act and the Equal Credit Opportunity Act).

          "Responsible Officer" shall mean any Vice
President, Assistant Vice President, Assistant Secretary,
Assistant Treasurer, and any other officer of the Trustee customarily performing functions within the corporate trust department and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with that relevant subject.

          "Revolving Period" shall mean with respect to any Series, the period specified as such in the related
Supplement.

          "Seller" shall mean Gottschalks.

          "Series" shall mean any series of Certificates issued pursuant to a Supplement.

          "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Allocation Percentage" shall mean a percentage, expressed as a fraction, the numerator of which is the Adjusted Invested Amount for such Series, and the denominator of which is the Adjusted Invested Amounts for all Series.

          "Series Cut-Off Date" shall mean, with respect to any Series, the date specified as such in the related
Supplement.

          "Service Transfer" shall have the meaning specified in Section 10.01 hereof.

          "Servicer" shall initially mean Gottschalks, in its capacity as Servicer under this Agreement, and after any Service Transfer, the Successor Servicer.

          "Servicer Default" shall have the meaning specified in Section 10.01 hereof.

          "Servicing Fee" shall have the meaning specified in Section 3.02 hereof.

          "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Special Interest Receivables" shall mean, with respect to an Account, Receivables arising under special promotional programs pursuant to which the accrual of finance charges with respect to such Receivables is waived, reduced or deferred.

          "Standard & Poor's" shall mean Standard & Poor's
Corporation or its successors.

          "Subordinated Certificate" shall have the meaning specified under a Supplement.

          "Successor Servicer" shall have the meaning specified in Section 10.02(a) hereof.

          "Supplement" and "Series Supplement" shall mean, with respect to any Series, a Supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series pursuant to Section 6.03 hereof, and all amendments thereof and supplements thereto.

          "Supplemental Accounts" shall mean, as of the applicable Supplemental Addition Date, each Charge Account designated by the Depositor pursuant to Section 2.08(b) or
(c) hereof.

          "Supplemental Addition Date" shall mean, with respect to a Charge Account originated by the Seller during the continuance of a Block Period, the first Business Day on which Receivables arising under such Charge Account are to be transferred to the Trust as specified in the notice provided pursuant to Section 2.08(d)(i) hereof.

          "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel (which shall not have been issued by an employee of the Depositor or Gottschalks) to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the characterization as debt of the Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause or constitute a taxable event with respect to any Certificateholders or the Trust, (c) in the case of Section
6.03(b) hereof, the Investor Certificates of the new Series will properly be characterized as debt and (d) such action will not cause the Trust to be treated as an association
(or publicly traded partnership) taxable as a corporation.

          "Termination Date" shall mean, with respect to any Series, the termination date specified in the related
Supplement.

          "Termination Notice" shall have the meaning specified in Section 10.01 hereof.

          "Termination Proceeds" shall have the meaning specified in Section 12.02(c) hereof.

          "Transfer Agent and Registrar" shall have the meaning specified in Section 6.04(a) hereof.

          "Transfer Date" shall mean, with respect to each Receivable, the Business Day after the Cut-Off Date and prior to the earlier of (i) the occurrence of a Liquidation
Event, and (ii) the Trust Termination Date, on which such Receivable was created and transferred to the Trust pursuant to Section 2.01 hereof.

          "Transfer Deposit Amount" shall mean, with respect to any Receivable reassigned or assigned to the Depositor or the Servicer, as applicable, pursuant to
Section 2.04(c) or Section 3.03 hereof, the amounts specified in such Sections.

          "Trust" shall mean the Gottschalks Credit Card
Master Trust created by this Agreement, the corpus of which shall consist of the Trust Assets.

          "Trust Assets" shall have the meaning specified in Section 2.01 hereof.

          "Trust Liquidation Proceeds" shall have the meaning specified in Section 9.02(c) hereof.

          "Trust Termination Date" shall have the meaning specified in Section 12.01 hereof.

          "Trustee" shall mean Bankers Trust Company, a New
York banking corporation, not in its individual capacity but solely as Trustee hereunder, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "Vice President" when used with respect to the Depositor and Servicer shall mean any vice president whether or not designated by a number or word or words added before or after the title "vice president".

          "Village East" shall mean the Village East women's apparel division of Gottschalks.

          SECTION 1.02.  Other Definitional Provisions.
(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b)  As used in this Agreement and in any
certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (c) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating the Investor Certificates of any outstanding Series.

          (d) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

          (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (f) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                        ARTICLE II

                 Conveyance of Receivables

          SECTION 2.01.  Conveyance of Receivables.  By
execution of this Agreement, the Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trustee, on behalf of the Trust, for the benefit of the Beneficiaries, (a) all of Depositor's right, title and interest in, to and under the Receivables existing at the close of business on the Cut-Off Date, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9306 of the UCC as in effect in the State of California, and Recoveries) and (b) all of the Depositor's rights, remedies, powers and privileges under the Receivables Purchase Agreement. As of each Transfer
Date, the Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trustee, on behalf of the Trust, for the benefit of the Beneficiaries, all of the Depositor's right, title and interest in, to and under the Receivables (other than any Receivables created in a Removed Account from and after the applicable Removal Date, as provided in Section 2.06(c) hereof) owned by the Depositor at the close of business on such Transfer Date and not theretofore conveyed to the Trustee, on behalf of the Trust, for the benefit of the Beneficiaries, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9306 of the UCC as in effect in the State of California, and Recoveries). Such property, together with all monies on deposit in, and Eligible
Investments credited to, the Collection Account or any Series Account and all monies as are from time to time available under any Enhancements shall collectively constitute the assets of the Trust (the "Trust Assets").
The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Trust, the Trustee or any Beneficiary of any obligation of the Servicer, the Seller, the Depositor or any other Person in connection with the Accounts, the Receivables, or under any agreement or instrument relating thereto, including any obligation to any Obligors. The foregoing sale, transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such sale, transfer, assignment, set-over and conveyance shall be construed accordingly.

          In connection with such sale, transfer,
assignment, set-over and conveyance, the Depositor agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "accounts" (in each case as defined in Section 9106 of the UCC as in effect in any state where the Depositor's or the Seller's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such other jurisdictions as are necessary to perfect, and maintain the perfection of, the sale and assignment of the Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trustee on or prior to the first Closing Date, and in the case of any continuation statements filed pursuant to this Section 2.01, as soon as practicable after receipt thereof by the Depositor.

          The Depositor further agrees, at its own expense,
(a) on or prior to the date on which each Charge Account becomes an Account, to cause the Seller to indicate in its computer files as required by the Receivables Purchase
Agreement, that the Receivables created in connection with such Account have been sold to the Depositor in accordance with the Receivables Purchase Agreement and sold to the Trust pursuant to this Agreement and (b) no less frequently than weekly, to deliver to the Trustee (or cause the Seller to do so) a computer file or microfiche or written list containing a true and complete list of all Accounts specifying for each Account, (i) its account number (ii) the aggregate amount of Receivables outstanding in such Account, and (iii) the aggregate amount of Principal
Receivables in such Account. Such file, microfiche or list, as supplemented from time to time, shall be marked as
Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained on Schedule I from time to time.

          It is the intention of the parties hereto that the arrangements with respect to the Receivables shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law.
In this regard, Depositor hereby grants and transfers to the Trustee a first priority security interest in all of the Depositor's right, title and interest in, to and under
(i) the Receivables now existing and hereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance
Charge Receivables) and all proceeds of such Receivables,
(ii) the Receivables Purchase Agreement and (iii)
Recoveries, to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder or to be issued pursuant to this Agreement and the interest accrued thereon at the related Certificate
Rate.

          SECTION 2.02.  Acceptance by Trustee.  (a)  The
Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Depositor in and to the property, now existing and hereafter created, conveyed to the Trust pursuant to
Section 2.01 hereof and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of the Beneficiaries. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Depositor delivered to the Trustee the computer file or microfiche or written list relating to the Accounts existing on the Cut-
Off Date described in Section 2.01 hereof.

               (b)  The Trustee shall have no power to
create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

               (c)  The Trustee hereby agrees not to
disclose to any Person any of the account numbers or other information contained in the computer files or microfiche or written lists delivered to the Trustee or the bailee of the Trustee by the Depositor pursuant to this Agreement
("Account Information") except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.02, any successor trustee appointed pursuant to Section 11.08, any co-trustee or separate trustee appointed pursuant to
Section 11.10 or any other Person in connection with a UCC search or as mandated pursuant to any Requirement of Law applicable to the Trustee. The Trustee agrees to take such measures as shall be reasonably requested by the Depositor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Depositor to inspect the Trustee's or the bailee of the Trustee's security and confidentiality arrangements from time to time during normal business hours. In the event that the Trustee is required by law to disclose any Account
Information, the Trustee shall use its best efforts to provide the Depositor with written notice no later than five days prior to any disclosure pursuant to this subsection 2.02(c), unless such notice is prohibited by law, of any such request or requirement so that the Depositor may request a protective order or other appropriate remedy.

          SECTION 2.03.  Representations and Warranties of
the Depositor Relating to the Depositor and this Agreement.
(a) The Depositor hereby represents and warrants to the Trust and to the Trustee as of each Closing Date that:

            (i)     Organization and Good Standing.  The
     Depositor is a corporation duly organized and validly existing and in good standing under the law of the State of Delaware and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, each Supplement, and the Related
     Documents to which it is a party, and to authorize the Trustee to execute and deliver the Certificates on behalf of the Depositor. The Depositor's legal name is Gottschalks Credit Receivables Corporation, and it has no tradenames, fictitious names, assumed names or "doing business as" names other than "Village East".
     The Depositor has no subsidiaries.

           (ii)     Due Qualification.  The Depositor is
     duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (iii)     Due Authorization.  The execution and
     delivery by the Depositor of this Agreement, each Supplement, each Certificate and the Related Documents to which it is a party, and the authentication and delivery by the Trustee of the Certificates on behalf of the Depositor, and the consummation of the transactions provided for or contemplated by this Agreement, each Supplement and the Related Documents to which the Depositor is a party, have been duly authorized by the Depositor by all necessary corporate action on the part of the Depositor.

           (iv)     No Conflict.  The execution and
     delivery by the Depositor of this Agreement, each Supplement, the Related Documents to which it is a party and the Certificates, the performance by the Depositor of the transactions contemplated by this Agreement, each Supplement and the Related Documents to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Depositor, will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time or both) a default under, any indenture contract, agreement, mortgage, deed of trust, or other instrument to which the Depositor is a party or by which it or its properties are bound.

            (v)     No Violation.  The execution and
     delivery by the Depositor of this Agreement, each Supplement, the Related Documents to which it is a party and the Certificates, the performance by the Depositor of the transactions contemplated by this Agreement, each Supplement and the Related Documents to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Depositor, will not conflict with or violate any Requirements of Law applicable to the Depositor or give rise to an adverse claim upon the Depositor or the Receivables.

           (vi)     No Proceedings.  There are no
     proceedings or investigations pending or, to the best knowledge of the Depositor, threatened against the Depositor before any Governmental Authority (i) asserting the invalidity of this Agreement, any Supplement, any of the Related Documents or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, any Supplement, any of the Related Documents or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Agreement, any Supplement or the Related
     Documents to which it is a party, (iv) seeking any determination or ruling that would affect the validity or enforceability of this Agreement, any Supplement, any of the Related Documents or the Certificates or
     (v) seeking to affect adversely the income or franchise tax attributes of the Trust and of the Investor Certificates under Federal or state income or franchise tax systems. There is no injunction, writ, restraining order or other order of any nature that adversely affects the Depositor's performance of this Agreement and the transaction contemplated hereby.

          (vii)     All Consents Required.  All appraisals,
     authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Depositor of this Agreement, each Supplement and the Related Documents to which it is a party, the execution and delivery by the Trustee of the Certificates on behalf of the Depositor, the performance by the Depositor of the transactions contemplated by this Agreement, each Supplement and the Related Documents to which it is a party, and the fulfillment by the Depositor of the terms hereof and thereof, have been obtained.

          (viii)     Enforceability.  This Agreement, each
     Supplement and the Related Documents to which it is a party have been duly executed and delivered, and each constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

           (ix)     Solvency.  The Depositor is not
     insolvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Depositor is paying its debts as they become due; the Depositor, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

            (x)     Record of Accounts.  Schedule I to this
     Agreement (as in effect on the date in question) is an accurate and complete listing in all material respects of all the Accounts, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects.

           (xi)     Place of Business.  The principal place
     of business of the Depositor is in Fresno, California, and the offices where the Depositor keeps its records concerning the Receivables and related contracts are in Fresno, California and there have been no other such locations during the prior four months; provided that in the event that the Depositor shall have changed its place of business in accordance with
     Section 13.02(c) hereof, all references herein to "Fresno, California" shall thereafter be to such new place of business.

          (xii)     Use of Proceeds.  No proceeds of the
     issuance of any Certificate will be used by the Depositor to purchase or carry any margin security.

         (xiii)     Not an Investment Company.  The
     Depositor is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions thereof.

          (xiv)     Compliance.  All applicable laws,
     rules, regulations and orders with respect to the Depositor, its business and properties and purchased assets have been complied with. All applicable permits, certifications, etc., have been maintained.
     The Depositor has filed all required tax returns on a timely basis.

           (xv)     Limited Purpose.  The Depositor engages
     in no activities other than those pursuant to this Agreement and the transactions contemplated hereby.

          (xvi)     Sale Treatment.  The Depositor will
     treat the investments in the Receivables as a purchase of Receivables, rather than a loan, for financial reporting purposes.

          The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties and to any Enhancement Providers.

          (b) In the event that any of the representations and warranties set forth in subsections (viii), (ix), (xii) and (xiii) of this Section 2.03 have been breached, and such breach has a material adverse effect on the value of the Receivables or the interests of the Certificateholders, then either the Trustee or the Certificateholders evidencing not less than a majority in aggregate unpaid
Invested Amount and Depositor Interest of all outstanding
Certificates of each Series by notice then given in writing to the Depositor (and to the Trustee, any Enhancement
Providers and the Servicer) may, unless a Liquidation Event has occurred, direct the Depositor to purchase the Depositor Interest and/or Investors' Interest on a
Distribution Date within sixty (60) days of such notice (or such longer period as may be specified in such notice), and the Depositor shall be obligated to make such purchase on a Distribution Date within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by the end of such 60-day period (or such longer period as may be approved by the Trustee), such breach shall have been satisfied in all material respects, and any material adverse effect on the Investors' Interest and/or the Depositor Interest, as applicable, caused thereby shall have been cured.

          In the event the Depositor is so directed, the Depositor shall deposit in the Collection Account in immediately available funds on the Business Day preceding such Distribution Date, in payment for such purchase, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series, as applicable, in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Certificateholders as applicable, on such Distribution Date in accordance with Article IV hereof and the terms of each Supplement. If the Trustee or the Certificateholders give notice directing the Depositor to purchase the Investors' Interest and/or the Depositor
Interest as provided above, the obligation of the Depositor to effect such purchase pursuant to this Section 2.03(b) shall constitute the sole remedy respecting all events of the type specified in this Section 2.03(b) available to the Certificateholders and/or the Holder of the Exchangeable
Certificate (or the Trustee on behalf of such Certificateholders).

          SECTION 2.04.  Representations and Warranties of
the Depositor Relating to the Receivables; Reassignment.

           (a)  Representations and Warranties.  The
Depositor hereby represents and warrants to the Trust and to the Trustee as of each Transfer Date that:

          (i) Each Receivable conveyed hereunder has been conveyed to the Trust free and clear of any Lien, except for Liens permitted under Section 2.05(a) hereof, and the Trust has received good title to each such Receivable.

         (ii) All appraisals, authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the conveyance of each Receivable hereunder to the Trust have been duly obtained and are in full force and effect.

         (iii) This Agreement constitutes either (A) a valid transfer, assignment, set-over and conveyance to the Trust of all right, title and interest of the Depositor in, to and under (i) the Receivables now existing and hereafter created and arising in connection with the Accounts and all proceeds of such Receivables, (ii) the Receivables Purchase Agreement, and (iii) Recoveries, and such Receivables and all proceeds thereof will be held by the Trust free and clear of any Lien of any Person claiming through or under the Depositor or any of its Affiliates except for Permitted Liens or (B) a grant of a security interest (as defined in the UCC as in effect in California) in, to and under (i) the Receivables now existing and hereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance
     Charge Receivables), and all proceeds of such Receivables, (ii) the Receivables Purchase Agreement, and (iii) Recoveries, which grant is enforceable with respect to the existing Receivables and any Receivables arising hereafter and the proceeds thereof upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof, upon such creation. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in Section 2.01 and in the case of the Receivables hereafter created and proceeds thereof, upon such creation, the Trust shall have a first priority perfected security interest in such property (subject to Section 9306 of the UCC as in effect in the State of California), except for Permitted Liens.

          (b) Notice of Breach. The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this
Section 2.04, the party discovering such breach shall give prompt written notice thereof to the other parties and to any Enhancement Providers. The Trustee shall provide, promptly after receiving notice thereof, written notice to the Rating Agencies of any such breach.

          (c)  Reassignment.  In the event any
representation or warranty under subsection (a) of this
Section 2.04 is not true and correct as of the date specified therein with respect to any Receivable or Account, and such breach has a material adverse effect on the Investors' Interest or the Depositor Interest in any such Receivable or Account, then, within thirty (30) days
(or such longer period as may be approved by the Trustee) of the earlier to occur of (i) the discovery of any such event by the Depositor or the Servicer, or (ii) receipt by the Depositor or the Servicer of written notice of any such event given by the Trustee or any Enhancement Provider, the Depositor shall accept a reassignment of such Receivable or, in the case of such an untrue representation or warranty with respect to an Account, all Receivables in such Account, on the Determination Date immediately succeeding the day of such discovery or notice (or such other Determination Date as may be agreed to by the Trustee) on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such reassignment shall be required to be made with respect to such Receivable if, by the end of such 30-day period (or such longer period as may be agreed to by the Trustee), the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

          The Depositor shall accept a reassignment of each such Receivable by directing the Servicer to deduct, subject to the next sentence, the portion of such reassigned Receivable that is a Principal Receivable from the Pool Balance on or prior to the end of the Collection
Period in which such reassignment obligation arises. If, following such deduction, the Pool Balance would be less than the Required Pool Balance then, unless a Liquidation
Event has occurred, not later than 12:00 noon (New York
City time) on the day on which such reassignment occurs, the Depositor shall deposit in the Collection Account in immediately available funds the amount (the "Transfer
Deposit Amount") by which the Pool Balance would be less than the Required Pool Balance (up to the principal amount of such Receivables); provided, that if the Transfer
Deposit Amount is not deposited as required by this sentence then the Principal Receivables shall only be deducted from the Pool Balance to the extent that the Pool
Balance is not reduced below the Required Pool Balance and the Principal Receivables which have not been so deducted shall not be reassigned to the Depositor and shall remain part of the Trust. Any Transfer Deposit Amount deposited in the Collection Account shall be considered Collections of Principal Receivables and shall be applied in accordance with Article IV hereof and the terms of each Supplement.
Upon reassignment of such Receivable, but only after payment by the Depositor of the Transfer Deposit Amount, if any, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Depositor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivable and all moneys due or to become due with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Depositor to effect the conveyance of such Receivables pursuant to this Section 2.04. The obligation of the Depositor to accept a reassignment of any such Receivable and to pay any related Transfer Deposit Amount shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders (or the Trustee on behalf of the Certificateholders).

          (d)  Account or General Intangible.  The
Depositor has taken no action to cause any Receivable sold hereunder to be anything other than an "account" or "general intangible" (each as defined in Section 9106 of the UCC). The Depositor has taken no action to evidence any Receivable sold hereunder by any "instrument" or "chattel paper" (as defined in Section 9105 of the UCC).

          SECTION 2.05.  Covenants of the Depositor.  The
Depositor hereby covenants that:

          (a) No Liens. Except for (i) the conveyances hereunder or (ii) as provided in subsection (c) of Section
6.03 hereof, the Depositor shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable, whether now existing or hereafter created, or any interest therein, or the Depositor's rights, remedies, powers or privileges with respect to the Receivables under the Receivables Purchase Agreement, or the Exchangeable
Certificate or the Depositor Interest, and the Depositor shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Depositor; provided, however, that nothing in this Section 2.05(a) shall prevent or be deemed to prohibit the Depositor from suffering to exist upon any of the Receivables any Permitted Lien.

          (b) Account Allocations. In the event that the Depositor is unable for any reason to transfer Receivables to the Trust when required in accordance with the terms of this Agreement, then the Depositor agrees that it shall allocate, after the occurrence of such event, payments on each affected Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of this Agreement.
The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal
Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal
Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

          (c) Delivery of Collections. In the event that the Depositor or the Seller receives payments in respect of Receivables, the Depositor agrees to turn over or cause to be turned over to the Servicer all payments received thereby in respect of the Receivables as soon as practicable after receipt thereof, but in no event later than two (2) Business Days after the receipt by the Depositor or the Seller.

          (d) Notice of Liens. The Depositor shall notify the Trustee promptly after becoming aware of any Lien on any Receivable other than Permitted Liens.

          (e) Compliance With Law. The Depositor hereby agrees to comply with all Requirements of Law applicable to the Depositor in connection with the performance of its obligations hereunder, the failure to comply with which would have a materially adverse effect on the interests of the Beneficiaries.

          (f) Activities of the Depositor. The Depositor will not engage in any business or activity of any kind or enter into any transaction other than:

          (i) the businesses, activities and transactions contemplated and authorized by its Certificate of Incorporation and by-laws, this Agreement or the Related Documents;

         (ii)  acquiring, selling, financing, holding,
     assigning, pledging and otherwise dealing with wholesale and retail receivables arising out of the sale of consumer products and related activities and transactions;

        (iii)  transferring such receivables to trusts
     pursuant to a pooling and servicing agreement or similar agreement or arrangement;

         (iv)  authorizing, selling and delivering any
     class of certificates or other securities of any such trust; and

         (v) engaging in any activity and exercising any powers permitted to corporations under the laws of the State of Delaware that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing (such businesses, activities and transactions, collectively, "Permitted
     Transactions").

          (g) Indebtedness. Except for the issuance of any Series hereunder pursuant to Section 6.03 hereof, the Depositor will not create, incur or assume any indebtedness
(other than the Subordinated Notes, and ordinary operating expenses incurred in connection with the operation of its business as permitted hereunder) or issue any securities or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless the Consent of Certificateholders shall have been obtained.

          (h)  Guarantees.  Except as provided in its
Certificate of Incorporation and by-laws, the Depositor will not become or remain liable, directly or contingently, in connection with any indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase, agreement to supply or advance funds, or otherwise, except in connection with Permitted
Transactions.

          (i)  Investments.  Except as provided in its
Certificate of Incorporation or by-laws, or the Receivables
Purchase Agreement, the Depositor will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate provided, however, that the Depositor shall not be prohibited under this Section 2.05(i) from declaring or paying any dividends in respect of its common stock.

          (j) Stock; Merger. The Depositor will not (i) sell any shares of any class of its capital stock to any Person (other than the Seller) or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Depositor's obligations under this Agreement, each Supplement, the Related Documents and the Certificates, (B) the Depositor shall have received the Consent of Certificateholders with respect to such transaction and the Rating Agency Condition shall have been satisfied and (C) such merger or consolidation does not conflict with any provisions of the certificate of incorporation of the Depositor, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person (other than as permitted pursuant to clause (i) above), or (iv) otherwise make (or suffer) any material change in the organization of or method of conducting its business.

          (k) Agreements. The Depositor will not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Related Documents and any document relating to a Permitted
Transaction, or amend or modify its certificate of incorporation or cancel, terminate, amend, supplement, modify or waive any of the provisions of the Receivables
Purchase Agreement or any of the other Related Documents or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver.

          (l) Separate Business. Other than with respect to In-Store Payments, the Depositor will not permit its assets to be commingled with those of the Seller, and the Depositor shall maintain separate corporate records and books of account from those of the Seller, shall observe all corporate formalities, and will not amend its charter unless the Rating Agency Condition shall have been satisfied. The Depositor will conduct its business and all business correspondence solely in its own name and will cause the Seller to conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which those others are concerned. The
Depositor will provide for its own operating expenses and liabilities from its own funds, except that the initial expenses of the Depositor may be paid by the Seller. The
Depositor will not hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Seller. The Depositor will cause the Seller not to hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Depositor. The Depositor will be operated such that it would not be substantively consolidated in the bankruptcy estate of the Seller and its separate existence disregarded in the event of the Seller's bankruptcy. The financial statements of the Seller will reflect the separate corporate existence of the Depositor. The
Depositor will maintain two independent directors as provided in its Certificate of Incorporation.

          (m) Performance of Obligations. The Depositor punctually will perform and observe all of its obligations and agreements contained in the Receivables Purchase
Agreement. If any officer of the Depositor has knowledge of the occurrence of a breach or default by the Seller or the Depositor under the Receivables Purchase Agreement, the Depositor promptly will notify the Trustee of such breach or default, and the Trustee will provide copies of such notice to the Rating Agencies. Any such notice will specify the action, if any, the Depositor is taking in respect of such breach or default. Without the Trustee's prior consent, the Depositor may not waive any material breach or default under, or amend, the Receivables Purchase
Agreement.

          (n) Servicer Default. If any officer of the Depositor has knowledge of a Servicer Default, the Depositor promptly will notify the Trustee of such Servicer
Default, and the Trustee shall provide copies of such notice to the Rating Agencies.

          SECTION 2.06.  Removal of Accounts.  (a)  On each
Determination Date on which the Excess Balance Test has been satisfied, the Depositor shall have the right to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due, or to become due, and all amounts received with respect thereto and all proceeds thereof in or with respect to those Accounts designated by the Depositor (the "Removed Accounts") in an aggregate amount not greater than such excess.

          (b) Such removal of Removed Accounts shall not be effective unless the following are satisfied prior to the proposed effective date of such removal (the "Removal
Date"):

               (i)  on or before the twentieth (20th)
Business Day prior to the Removal Date (the "Removal Notice
Date"), the Depositor shall give the Certificateholders, the Trustee, each Rating Agency and the Servicer written notice of the proposed action, which shall specify for each Removed Account, (i) its account number, (ii) the aggregate amount of Receivables outstanding in such Removed Account on the Removal Notice Date, and (iii) the aggregate amount of Principal Receivables in such Removed Account on the Removal Notice Date;

              (ii)  the Depositor shall have delivered to
the Trustee an Officer's Certificate substantially in the form of Exhibit G hereto; and the Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

             (iii)  the Rating Agency Condition shall have
been satisfied.

          (c)  Upon satisfaction of the conditions set
forth in subsections 2.06(a) and (b), the Trustee shall execute and deliver a written reassignment substantially in the form of Exhibit E hereto (the "Reassignment") to the Depositor, the Depositor's Interest will be reduced by an amount equal to the Purchase Price, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust as of the related Removal Date.

          SECTION 2.07.  Discount Option.  (a)  The
Depositor may, at any time, upon thirty (30) days' prior written notice to the Servicer, the Trustee and each Rating
Agency, designate a fixed percentage, not to exceed 10% of the amount of Collections in respect of Special Interest
Receivables arising in the Accounts on and after the date of such designation that otherwise would be treated as Principal Collections to be treated as Finance Charge
Collections. Such designation will become effective on the date specified therein only if the Depositor shall have delivered to the Trustee an Officer's Certificate, dated the date of such designation, to the effect that the Depositor reasonably believes that such designation will not result in an Early Amortization Event or have a material adverse effect on the Certificateholders.

          (b)  The Depositor may, at any time, upon thirty
(30) days prior written notice to the Servicer, the Trustee and each Rating Agency, designate a percentage (the
"Discount Rate") to be subtracted from the price at which Receivables are conveyed to the Trust after a specified date; provided that in the event that the Discount Rate exceeds 2.5%, the Rating Agency Condition shall have been satisfied; provided, further, that in the event such increase is made for the purpose of avoiding the occurrence of an Early Amortization Event and the Discount Rate exceeds 3.0%, the Consent of Certificateholders shall also have been obtained. The Depositor may give any number of such written notifications during the life of the Trust but only one such notification with respect to any Collection
Period. Such notification shall be given prior to the first day of such Collection Period, and shall be effective as of the first day of such Collection Period.

          (c) In addition to any Discount Rate which may be designated pursuant to subsection (b) above, the following shall apply: (i) the Discount Rate shall be 0% with respect to Receivables conveyed to the Trust on the initial
Closing Date and 1.0% with respect to Receivables conveyed to the Trust thereafter until such time as the Depositor shall notify the Trustee in writing of a new Discount Rate, in accordance with the terms of this Section 2.07, and (ii) during July and November of each year, the Discount Rate shall automatically increase an additional 1.5% to take into account the effects of reductions in the Pool Balance resulting from the Seller's "Secret Sales" promotional campaigns, unless and until the Servicer shall have given written notice to each of the Trustee, the Depositor and the Rating Agencies that the Seller has discontinued its "Secret Sales" promotional campaigns. The Depositor hereby confirms that no "Secret Sales" campaign or similar promotional campaign shall have an adverse effect on the Investor Certificates of any Series that is not compensated for by (x) the 1.5% automatic increase in the Discount
Rate, and (y) the payments, if any, required to be made as a result thereof pursuant to Section 3.09(a) hereof.

          SECTION 2.08.  Block Period; Supplemental
Accounts.  (a)  On any Determination Date on which the
Excess Balance Test is satisfied, the Depositor may, at its option, discontinue, indefinitely or for a specified period
(the "Block Period"), inclusion of Charge Accounts originated by the Seller during such Block Period as Accounts. The Depositor may, at its option, terminate a Block Period upon which all Receivables in all Accounts shall thereafter be conveyed to the Trust pursuant to
Section 2.01 hereof.

          (b) In connection with the termination of any Block Period, the Depositor may designate any Charge
Account that was originated by the Seller during such Block
Period for inclusion as Supplemental Accounts.

          (c)  If on any Determination Date during any
Block Period the Pool Balance is less than the Required
Pool Balance, the Depositor shall designate additional
Charge Accounts for inclusion as Supplemental Accounts in an amount sufficient to increase the Pool Balance to the Required Pool Balance. Receivables from such Supplemental
Accounts shall be transferred to the Trust on or before the third (3rd) Business Day following such Determination Date.

          (d)  The commencement or termination of a Block
Period, or the designation of Supplemental Accounts, shall not be effective, and no transfer pursuant to Section
2.08(c) effected, unless the following are satisfied prior to the proposed effective date of any such action:

               (i)  on or before (A) the thirtieth (30th)
          Business Day prior to the commencement of any Block Period, (B) the third (3rd) Business Day prior to the termination of a Block Period, or
          (C) the fifth (5th) Business Day prior to the proposed effective date with respect to additions pursuant to Section 2.08(b) or (c) (as applicable, the "Notice Date"), the Depositor shall give the Trustee, each Rating Agency and the Servicer written notice of the proposed action, which in the case of (x) the commencement of a Block Period shall set forth in reasonable detail computations evidencing satisfaction of the Excess Balance Test, and (y) additions pursuant to Section 2.08(b) or (c) shall specify the proposed effective date of the action (the
          "Supplemental Addition Date") and, for each Charge Account to be designated as a Supplemental
          Account, (I) its account number, (II) the aggregate amount of Receivables outstanding in such Supplemental Account on the Notice Date and
          (III) the aggregate amount of Principal
          Receivables in such Supplemental Account on the Notice Date;

               (ii) in the case of additions pursuant to
          Section 2.08(b) or (c), the Depositor shall deliver to the Trustee an Officer's Certificate substantially in the form of Exhibit F hereto;
          and

               (iii)  the Rating Agency Condition shall
          have been satisfied.


                        ARTICLE III

               Administration and Servicing
                      of Receivables

          SECTION 3.01.  Acceptance of Appointment and
Other Matters Relating to the Servicer. (a) The Servicer shall service and administer the Receivables, collect payments due under the Receivables and charge-off as uncollectible Receivables, all in accordance with procedures that are customary and usual in the industry for servicing receivables comparable to the Receivables and to the extent not inconsistent with the foregoing, exercise the same degree of skill and care as that used in servicing receivables for its own account. The Servicer shall have full power and authority acting alone or through any party properly designated hereunder, to do any and all of the foregoing in connection with such servicing and administration which it may deem necessary or desirable.
Without limiting the generality of the foregoing and subject to Section 10.01 hereof, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.01 hereof:

          (i) to instruct the Trustee to make withdrawals and payments from the Collection Account and any Series Account as set forth in this Agreement and, with respect to any Series Account, the related
     Supplement;

         (ii) to instruct the Trustee to take any action required or permitted under any Enhancement Agreement;

        (iii) to execute and deliver, on behalf of the Trust for the benefit of the Beneficiaries, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables;

         (iv)  to make any filings, reports, notices,
     applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any State securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or State securities laws or reporting requirements; and

          (v)  to delegate certain of its servicing,
     collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accordance with the Financial Guidelines and this Agreement; provided, however, that the Servicer shall notify the Trustee, the Rating Agencies and any Enhancement Providers in writing of any such delegation of its duties which is not in the ordinary course of its business, that no delegation will relieve the Servicer of its liability and responsibility with respect to such duties and that the Rating Agency Condition shall have been satisfied and the Consent of Certificateholders obtained. With respect to any such delegation the Trustee shall execute any limited powers of attorney and other documents prepared by the Servicer which are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (b) In the event that the Depositor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section
9.02 hereof or any court of competent jurisdiction ordering that the Depositor not transfer any additional Principal
Receivables to the Trust) then, in any such event, the Servicer agrees (i) to give prompt written notice thereof to the Trustee, any Enhancement Providers and each Rating
Agency and (ii) that it shall allocate, after the occurrence of any such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account, and to have such payments applied as Collections in accordance with
Section 4.02 hereof.  The parties hereto agree that Finance
Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal
Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

          (c)  The Servicer shall not, and any Successor
Servicer shall not be obligated to, use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other receivables comparable to the Receivables.

          (d) The Servicer shall comply with and perform its servicing obligations with respect to the Receivables in accordance with the Charge Account Agreements relating to the Accounts and the Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, the Servicer (or if it is not then acting as Servicer, the Seller) may change the terms and provisions of the Charge Account Agreements or the Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge, if any assessed thereon), only if (i) as a result of such change, in the reasonable judgment of the Servicer (or the Seller, as the case may be) no Early Amortization Event will occur, or (ii) the Servicer (or the Seller, as the case may be) shall reasonably determine that such change is necessary in order to satisfy any Requirement of Law.

          SECTION 3.02.  Servicing Compensation.  (a)  As
full compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in subsection (b) below, the Servicer shall be entitled to receive the Servicing Fee, payable in arrears, on each Distribution Date on or prior to the Trust Termination
Date. The "Servicing Fee" shall be the aggregate of the Monthly Servicing Fees specified in the Supplements. The
Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for payment in accordance with the terms of the Supplements.

          (b) The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 hereof and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders but not including any federal, state or local income or franchise taxes, if any, of the Trust or the Certificateholders. The Servicer shall be required to pay such expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing
Fee. The Servicer will be solely responsible for all fees and expenses incurred by or on behalf of the Servicer in connection herewith, and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Trust Assets (other than the Servicing Fee).

          SECTION 3.03.  Representations, Warranties and
Covenants of the Servicer. (a) The Seller as Servicer hereby makes, and any Successor Servicer by its appointment hereunder shall make, on each Closing Date (and on the date of any such appointment) the following representations, warranties and covenants, on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates:

            (i)     Organization and Good Standing.  Such
     party is a corporation duly organized, validly existing and in good standing under the applicable laws of the state of its incorporation and has full corporate power, authority and legal rights to own its properties and conduct its receivable servicing business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and any Supplement.

           (ii)     Due Qualification.  Such party is duly
     qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (iii)     Due Authorization.  The execution,
     delivery, and performance of this Agreement and any applicable Supplement has been duly authorized by such party by all necessary corporate action on the part thereof.

           (iv)     Binding Obligation.  This Agreement and
     any Supplement have been duly executed and delivered by such party, and each constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and the availability of equitable remedies.

            (v)     No Violation.  The execution and
     delivery of this Agreement and any Supplement by such party, the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof and thereof applicable to such party will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to such party or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it is bound.

           (vi)     No Proceedings.  There are no
     proceedings or investigations, pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and any Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of such party, would affect the performance by such party of its obligations under this Agreement and the applicable Supplement, or (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement and any Supplement.

          (vii)     Compliance with Requirements of Law.
     Such party shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Accounts, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and the Accounts, and to conduct its business generally, and will comply with all Requirements of Law in connection with servicing the Receivables and the Accounts, and the conduct of its business generally, the failure to comply with which would have a materially adverse effect on the interests of the Beneficiaries.

         (viii)     No Rescission or Cancellation.  Such
     party shall not reschedule, revise, defer, cancel or settle payments due on any Receivable, except as expressly provided herein or in accordance with the Financial Guidelines and sound industry practices for servicing receivables comparable to the Receivables.

           (ix)     Protection of Beneficiaries Rights.
     Such party shall take no action, nor omit to take any action, which would materially impair the rights of Beneficiaries in the Receivables.

            (x)     Servicer Accounts.  (A)  Schedule III
     hereto contains a true and complete list of all accounts maintained for the purpose of receiving
     Collections (each, a "Local Deposit Account"). In the event that any Local Deposit Account shall be held in the name of a party other than the Trustee, on or prior to the initial Closing Date, such party shall, with respect to each such Local Deposit Account, (i) cause such Local Deposit Account to be transferred into the name of the Trustee and enter into a Deposit
     Account Agreement in respect of such account, or (ii) terminate such Local Deposit Account.

          (B)  Such party shall not establish any new Local
     Deposit Accounts unless such party shall have first given notice to the Trustee of such new Local Deposit
     Account (which notice shall constitute an amendment of Schedule III hereto) and entered into a Deposit
     Account Agreement in respect of such account.

          (C) Each Local Deposit Account shall be in the name of the Trustee and bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries.

          (D) On or before the date hereof, such party shall have entered into an agreement (a "Collection
     Servicer Agreement") with a Collection Servicer who shall act at the instruction of the Trustee. Each such Collection Servicer Agreement shall provide that each day Collections are received in the Dedicated Zip
     Code, such party shall cause one of its employees (who shall at all times be covered by a fidelity bond and errors and omissions policy substantially similar to that referred to in Section 3.10 hereof) to deliver the contents thereof to the Servicer for processing, remain on the premises of the Servicer while such Collections are processed, and upon completion of such processing to deposit all such Collections into a Local Deposit Account. The Collection Servicer
     Agreement with the Bank of Fresno, dated March 25,
     1994 between the Servicer and the Bank of Fresno, is hereby preapproved. In the event of the termination thereof, the Servicer shall forthwith establish a successor Collection Servicer Agreement, in form and substance satisfactory to the Certificateholders as evidenced by a Consent of the Certificateholders.

          (E) On or before the date hereof, such party shall cause its Dedicated Zip Code to be transferred into the name of the Trustee. The Servicer shall cause the terms of each Charge Account to provide that all payments made by mail shall be addressed to the Servicer at the Dedicated Zip Code. The Servicer shall not change said address or payment instructions without the Consent of Certificateholders, not to be unreasonably withheld.

           (xi)     Negative Pledge.  Except for the
     conveyances under the Receivables Purchase Agreement and under this Agreement, the Servicer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on, any Receivable, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the right, title and interest of the Trust in, to and under the Receivables whether now existing or hereafter created, against all claims of third parties claiming through or under the Depositor or the Servicer.

          (xii)     Receivables Not To Be Evidenced by
     Promissory Notes. Except in connection with its enforcement or collection of a Receivable, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of California).

         (xiii)     All Consents Required.  All appraisals,
     authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement, each Supplement and the Related Documents to which it is a party, the performance by the Servicer of the transactions contemplated by this Agreement, each Supplement and the Related Documents to which it is a party, and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained.

          (b) Notice of Breach. The representations and warranties set forth in this Section 3.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties and any Enhancement Providers.
The Trustee shall give written notice to the Rating
Agencies promptly upon receipt of such notice.

          (c) Purchase. In the event the Depositor or the Servicer receives written notice from the Trustee or any Enhancement Provider that any covenant under clause (vii),
(viii) or (ix) of subsection (a) above has not been complied with and such noncompliance has not been cured within thirty (30) days thereafter (or such longer period as the Trustee may permit) and has a material adverse effect on the interests of the Certificateholders then, unless a Liquidation Event has occurred, the Servicer shall purchase such Receivable or if such non-compliance is with respect to any Account, all Receivables in such Account, and the proceeds therefrom shall be applied in accordance with the terms of Article IV hereof.

          (d) Payment of Purchase Price; Etc. Upon each payment by the Servicer of the Purchase Price for the Receivables to be purchased from the Trust pursuant to subsection (c) above, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all the right, title and interest of the Trust in, to and under such Receivables and all monies due or to become due with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section 3.03. The obligation of the Servicer to purchase such Receivables and to make the deposits required to be made to the Collection Account as provided in subsection (a) above, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Certificateholders (or the Trustee on behalf of the Certificateholders).

          SECTION 3.04.  Reports and Records for the
Trustee. (a) Daily Records. Upon reasonable prior notice by the Trustee or a Certificateholders' Representative, the Servicer shall make available at an office of the Servicer
(or other location designated by the Servicer if such records are not accessible by the Servicer at an office of the Servicer) selected by the Servicer for inspection by the Trustee or its agent and a Certificateholders'
Representative on a Business Day during the Servicer's normal business hours a record setting forth (i) the Collections on each Receivable and (ii) the amount of Receivables for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables may be specifically identified and, upon reasonable prior request of the Trustee or a Certificateholders' Representative, shall make available to the Trustee or its agent and a Certificateholders' Representative, at an office of the Servicer (or other location designated by the Servicer if such computer files are not located at an office of the Servicer) selected by the Servicer, on any Business Day of the Servicer during the Servicer's normal business hours any computer programs necessary to make such identification.

          (b)  Daily Report.

            (i)     On each Business Day the Servicer shall
     prepare a completed Daily Report for the preceding
     Business Day (or, in the case of a Daily Report delivered on the Business Day following a Saturday, Sunday or other non-Business Day, the aggregate activity for such preceding Business Day and such preceding non-Business Days).

           (ii)     The Servicer shall deliver to the
     Trustee the Daily Report by 9:00 a.m. (Los Angeles time) on each Business Day.

          (iii)     Upon discovery of any error or receipt
     of notice of any error in any Daily Report, the Servicer, the Depositor and the Trustee shall arrange to confer and shall agree upon any adjustments necessary to correct any such errors. If any such error is material, the Servicer or the Trustee, as the case may be, shall retain all Collections (or such lesser amount as the Trustee and the Servicer shall agree to be necessary to cover any such error) in the Collection Account until such material error is corrected. Unless the Trustee has received notice of any error or discrepancy, the Trustee may rely on each Daily Report delivered to it for all purposes hereunder.

          (c)  Distribution Date Statement.  On each
Determination Date, the Servicer shall, prior to 9:00 a.m.
(Los Angeles time) on such day, deliver to the Trustee and to the Rating Agencies the Distribution Date Statement for the related Collection Period substantially in the form of Exhibit D hereto. The Trustee shall be under no duty to recalculate, verify or recompute the information supplied to it under this Section 3.04 or such other matters as are set forth in any Distribution Date Statement.

          SECTION 3.05.  Annual Servicer's Certificate.
The Servicer will deliver to the Rating Agencies, the Trustee and any Enhancement Providers on or before April 15 of each calendar year, beginning with April 15, 1995, an Officer's Certificate substantially in the form of Exhibit
C hereto stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          SECTION 3.06.  Independent Public Accountants'
Servicing Report. (a) On or before the second monthly anniversary of the initial Closing Date, and thereafter on or before the 120th day following the end of each of the Servicer's fiscal years, beginning with the fiscal year ending in 1995, the Servicer shall cause a firm of Independent Certified Public Accountants (who may also render other services to the Servicer or the Depositor) to furnish a report to the Trustee, any Enhancement Provider and each Rating Agency, to the effect that such firm has made a study and evaluation in accordance with generally accepted auditing standards of the Servicer's internal accounting controls relative to the servicing of Accounts under this Agreement, and that, on the basis of such examination, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer's third party agents) that the system of internal accounting controls in effect on the last day of the first monthly anniversary of the initial Closing Date or such fiscal year, as the case may be, relating to servicing procedures performed by the Servicer, taken as a whole, provided reasonable assurance that internal control system was sufficient for the prevention and detection of errors and irregularities and that such servicing was conducted in compliance with such provisions of this Agreement of which such accountants can reasonably be expected to possess adequate knowledge of the subject matter, which are susceptible of positive assurance by such accountants and for which their professional competence is relevant, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of each such report will be sent to each Certificateholder and a copy of the initial such report shall be sent to each Rating Agency by the Servicer.

          (b) On or before the 90th day following the end of each of the Servicer's fiscal years, beginning with the fiscal year ending in 1995, the Servicer shall cause a firm of Independent Certified Public Accountants (who may also render other services to the Servicer or the Depositor) to furnish a report to the Trustee, any Enhancement Provider and each Rating Agency to the effect that (i) they have compared the mathematical calculations set forth in the monthly certificates forwarded by the Servicer pursuant to subsection 3.04(c) during the period covered by such report
(which shall be the prior fiscal year, or for the initial period, from the Closing Date until the Servicer's fiscal year ending in 1995) with the Depositor's computer reports which were the source of such amounts and that on the basis of such comparison, such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report and (ii) such firm has examined certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with this Agreement, except for (x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. In addition, on or before the first Distribution Date, the Servicer shall cause the aforementioned report to be prepared for the period from the initial Closing Date to such Distribution Date and following the preparation thereof, to distribute such report to the Trustee, any Enhancement Provider and each Rating Agency.

          (c) On or before the 30th day following the last day of each fiscal quarter of the Servicer, beginning with the fiscal quarter ending in July 1994, the Servicer shall cause a firm of Independent Certified Public Accountants
(who may also render other service to the Servicer or the Depositor) to prepare a report to the effect that based on certifications, representations and such other written and factual evidence that they deem reasonable under the circumstances, they have no reason to believe that the Servicer has failed to comply with the requirements of
Section 3.03(a)(x) hereof; provided that from and after the first anniversary hereof in the event the Consent of Certificateholders shall have been obtained (which consent shall not be unreasonably withheld), no report shall be required in respect of the second and fourth quarters of each year.

          (d) Annual Audited Financial Statements. Within ninety (90) days after the close of each fiscal year of the Depositor, the Depositor shall deliver to the Holders of Investor Certificates the statement of financial condition and the statement of stockholder's equity of the Depositor as at the end of such fiscal year and the related statement of financial position for such fiscal year, in each case certified by a firm of Independent Certified Public
Accountants.

          SECTION 3.07.  Tax Treatment.  The Depositor has
structured this Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of this Section 3.07. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

          SECTION 3.08.  Notices to the Seller.  In the
event the Seller is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.02 hereof shall deliver or make available to the Seller, as the case may be, each certificate and report required to be prepared forwarded or delivered thereafter pursuant to
Section 3.04, Section 3.05 or Section 3.06 hereof.

          SECTION 3.09.  Adjustments.  (a)  If the Servicer
adjusts downward the amount of any Principal Receivable because of a rebate, refund, credit adjustment or billing error to an Obligor, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or without charging off such amount as uncollectible, then, in any such case, the Pool Balance will be automatically reduced by the amount of the adjustment. Furthermore, if following such a reduction the Pool Balance would be less than the Required Pool Balance on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution
Date immediately following such Determination Date) then, unless a Liquidation Event has occurred, the Depositor shall be required to pay an amount equal to such deficiency
(up to the amount of such adjustment) into the Collection
Account on the Business Day on which such adjustment or reduction occurs (each such payment an "Adjustment
Payment").

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any
Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

          Section 3.10.  Fidelity Bond and Errors and
Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all Bondable Persons. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional consumer credit card servicers. No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective
Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every sub-servicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy.
Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten (10) days' prior written notice to the Trustee and the Rating Agencies.


                        ARTICLE IV

             Rights of Certificateholders and
         Allocation and Application of Collections

          SECTION 4.01.  Rights of Certificateholders.  The
Investor Certificates shall represent fractional undivided interests in the Trust Assets, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to the Holders of Investor
Certificates of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account allocable to the Holders of Investor Certificates of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Enhancement
(collectively, with respect to all Series, the "Investors'
Interest"); provided, that the Investor Certificates of one
Series or Class shall not have any interest in any Series
Account created, or Enhancement provided, for the benefit of any other Series or Class. The Exchangeable Certificate shall represent the ownership interest in the remainder of the Trust Assets not allocated to the Investors' Interest
(or to any Subordinated Certificate) pursuant to this Agreement or any Supplement, including the right to receive the Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or in any Supplement (collectively, the "Depositor Interest"). Each Subordinated Certificate shall represent only such rights and interests as shall be specified in any Supplement relating thereto.

          SECTION 4.02.  Establishment of the Collection
Account. The Servicer, for the benefit of the Beneficiaries, shall cause to be established and maintained in the name of the Trust an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "Collection Account"). The Trustee shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible
Investments credited to, the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. If, at any time, the Collection Account ceases to be an Eligible Deposit
Account, the Servicer shall establish a substitute Eligible
Deposit Account as the Collection Account, instruct the Trustee to transfer any cash and/or any Eligible
Investments to such new Collection Account and, from the date any such substitute account is established, such account shall be the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.01 hereof, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the duties of the Servicer or the Trustee as specified in this Agreement.

          All Eligible Investments shall be held by the Trustee for the benefit of the Beneficiaries. Funds on deposit in the Collection Account shall, at the written direction of the Servicer, be invested by the Trustee solely in Eligible Investments that will mature so that such funds will be available at the close of business on or before the next Business Day. Each Business Day, all interest and other investment income (net of losses and investment expenses) earned on funds on deposit in the Collection Account shall be credited to the Collection
Account. Schedule II, which is hereby incorporated into and made part of this Agreement, identifies the Collection
Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Collection Account is established pursuant to this Section 4.02, the Servicer shall provide to the Trustee an amended Schedule II, setting forth the relevant information for such substitute
Collection Account.

          SECTION 4.03.  Collections Arrangements.
Obligors shall at all times hereunder be instructed to make payments on the Receivables only (i) to the Dedicated Zip
Code or (ii) as In-Store Payments.  All Collections on
Receivables received in the Dedicated Zip Code will, pending remittance to the Collection Account, be held for the benefit of the Trust and shall be deposited into a Local Deposit Account as promptly as possible after the processing of such Collections. In-Store Payments shall be deposited in a Local Deposit Account as promptly as possible after the date of processing of such Collections, but in no event later than the next Business Day following such date of processing.

          SECTION 4.04.  Collection Allocations.  (a)  Each
day's Collections will be allocated by the Servicer at the commencement of business on the next succeeding Business
Day to each Series from and after the Series Cut-Off Date for such Series, as specified in this Section 4.04, and Collections so allocated will be recorded as such in the Collection Account ledger maintained by the Trustee promptly after receipt of and in accordance with the Daily
Report. Amounts allocated to any Series will not, except as specified in the related Supplement, be available to the Investor Certificates of any other Series. In addition, Collections received during a Business Day will be allocated by the Servicer at the commencement of business on the next succeeding Business Day between Investor
Certificates, the Exchangeable Certificate and any Subordinated Certificate as specified in the relevant
Supplement. Amounts so allocated to Investor Certificates will not be available to the Holder of the Exchangeable
Certificate or any Subordinated Certificate, and amounts allocated to the Exchangeable Certificate or any Subordinated Certificate will not, except as specified in the related Supplement, be available to the Holders of Investor Certificates. Allocations among the Holders of
Investor Certificates of a Series and among the Classes in any Series shall be made as set forth in this Agreement and in the related Supplement or Supplements.

          (b)  Finance Charge Collections, Principal
Collections and Miscellaneous Payments received during a Business Day shall be allocated to each Series by the Servicer at the commencement of business on the next succeeding Business Day based on the Series Allocation
Percentage. Thereafter, for each Series, the Servicer shall allocate to the Holder of the Exchangeable
Certificate an amount equal to the product of (A) the Exchangeable Holder's Percentage (as defined in each
Supplement) and (B) the aggregate amount of such Collections allocated to the Series for such Business Day.
Collections allocated to a Series and not otherwise allocated to the Holder of the Exchangeable Certificate shall be retained in the Collection Account for further disposition as specified in the Supplement for such Series.
Unless specified in any Supplement (with respect to a retained amount account, reserve account, spread account or other cash retention account), the Servicer need not retain amounts allocated to the Exchangeable Certificate pursuant to any Supplement, and shall instead pay such amounts as collected to the Holder of the Exchangeable Certificate.
Miscellaneous Payments shall be treated as Finance Charge
Collections. Any Discount Rate or Discount Portion arising in any Collection Period under Section 2.07 will be deducted from Principal Collections each day that such Collections are allocated hereunder.


                         ARTICLE V

               Distributions and Reports to
                    Certificateholders

          SECTION 5.01.  Distributions and Reports to
Certificateholders. Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the related Supplement.


                        ARTICLE VI

                     The Certificates

          SECTION 6.01.  The Certificates.  (a)  The
Investor Certificates of any Series or Class shall be issued substantially in the form of the respective exhibit attached to the related Supplement. The Exchangeable
Certificate shall be issued in registered form, and shall be executed, authenticated and delivered as provided in
Section 6.02 hereof. Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. The Exchangeable
Certificate shall be a single certificate and shall represent the entire Depositor Interest.

          (b) Each Certificate shall be executed by manual or facsimile signature by the Depositor. Certificates bearing the manual or facsimile signature of an individual who was, at the time such signature was affixed, an officer of the Depositor shall not be rendered invalid in the event such individual ceased to be an officer of the Depositor prior to the authentication and delivery of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence that such Certificate has been duly authenticated and delivered hereunder. Unless otherwise provided in the Series Supplement pursuant to which any Certificates are issued, all Certificates shall be dated the date of their authentication.

          SECTION 6.02.  Authentication of Certificates.
The Trustee shall authenticate and deliver the Certificates of each Series and Class that are issued upon original issuance to or upon the written order of the Depositor against payment to the Depositor of the purchase price therefor. The Trustee shall authenticate and deliver the Exchangeable Certificate to the Depositor simultaneously with its delivery of the Certificates of the first Series to be issued hereunder.

          SECTION 6.03.  New Issuances.  (a)  The Depositor
may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor
Certificates pursuant to a Supplement. Except as otherwise provided in the related Supplement, the Investor
Certificates of all outstanding Series, each Subordinated
Certificate issued pursuant to any Supplement and the Exchangeable Certificate shall be equally and ratably entitled to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the related
Supplement.

          (b) On or before any Series Issuance Date, the parties hereto shall execute and deliver a Supplement which shall specify the Principal Terms of the new Series and shall not adversely affect any Series then outstanding.
The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series.
The obligation of the Trustee to issue the Certificates of such new Series and to execute and deliver the related
Supplement is subject to satisfaction of the following conditions:

            (i)     on or before the fifth Business Day
     immediately preceding the Series Issuance Date, the Depositor shall have given the Trustee, the Servicer, each Rating Agency and any Enhancement Provider written notice of such issuance (which notice shall specify, among other things, the applicable initial principal amount and interest rates of the Certificates to be issued) and the related Series
     Issuance Date;

           (ii)     the Depositor shall have delivered to
     the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

          (iii)     the Depositor shall have delivered to
     the Trustee any related Enhancement Agreement in form reasonably satisfactory to the Trustee, executed by each of the parties thereto, other than the Trustee;

           (iv)     the Depositor shall have delivered to
     the Trustee (x) an Officer's Certificate to the effect that the Excess Balance Test has been satisfied as of the last Determination Date, and in the case of the issuance of a New Series of fixed based certificates, that the Excess Balance Test has been satisfied calculated on a projection basis, and setting forth in reasonable detail computations evidencing such satisfaction, or (y) the Consent of Certificateholders approving said new issuance; provided that each Certificateholder by its acceptance of its Certificates shall be deemed to have agreed that its consent to any issuance of a new Series hereunder shall not be unreasonably withheld;

            (v)     the Rating Agency Condition shall have
     been satisfied with respect to such issuance;

           (vi)     the Depositor shall have delivered to
     the Trustee a certificate of a Vice President or more senior officer, dated the Series Issuance Date, to the effect that the Depositor reasonably believes that such issuance will not result in the occurrence of an Early Amortization Event;

          (vii)     the Depositor shall have delivered to
     the Trustee a Tax Opinion, dated the Series Issuance
     Date, with respect to such issuance; and

         (viii)     the Trustee shall have approved said
issuance; provided, however, that the Trustee agrees that such consent shall not be unreasonably withheld.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and any Enhancement Agreement, and the Depositor shall deliver to the Trustee the executed
Certificates of such Series for authentication and delivery by the Trustee upon the written order of the Depositor.

          (c)  In connection with any new Series, The
Depositor shall tender the Exchangeable Certificate to the Trustee in exchange for (i) one or more newly issued Series of Certificates and (ii) a reissued Exchangeable
Certificate (any such tender a "Depositor Exchange"). In addition, to the extent permitted for any Series as specified in the related Supplement, the Holders of Certificates of such Series may tender their Certificates and the Depositor may tender the Exchangeable Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) in the case of the Certificateholders of such Series, one or more newly issued Series of Certificates and (ii) in the case of the Depositor, a reissued Exchangeable Certificate (an
"Investor Exchange"; a Depositor Exchange and Investor
Exchange are referred to collectively herein as an "Exchange"). The Depositor may perform an Exchange by notifying the Trustee, in writing, at least five days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange
Notice shall state the designation of any Series to be issued on the Exchange Date and the Principal Terms with respect to such Series of Certificates. Upon satisfaction of such conditions, and those set forth in Section 6.03 hereof, the Trustee shall cancel the existing Exchangeable
Certificate or applicable Certificates, as the case may be, and issue, as provided above, such Series and/or a new
Exchangeable Certificate, dated the Exchange Date.

          SECTION 6.04.  Registration of Transfer and
Exchange of Certificates. (a) The Trustee shall cause a register (the "Certificate Register") to be kept at its office or agency in which a transfer agent and registrar
(the "Transfer Agent and Registrar") shall record the issuance of the Certificates and the Exchangeable
Certificate, including the identity of the Registered
Holder, and each transfer, pledge and exchange of such Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee and any co-transfer agent and co-registrar chosen by the Depositor and acceptable to the Trustee. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          (b)  The Transfer Agent and Registrar shall
maintain at its expense, an office or agency in The City of New York where Certificates may be surrendered for registration of transfer or exchange.

          The Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer or exchange of any Certificate for a period of fifteen (15) days preceding the due date for any payment with respect to such Certificate. In addition, the Trustee or the Transfer Agent and Registrar shall not subdivide
Certificates into units smaller than the minimum initial amount specified in 6.01 hereof.

          (c) Upon the surrender of any Certificates for registration of transfer or exchange, the Trustee may execute, on behalf of the Depositor, and shall authenticate and the Transfer Agent and Registrar shall deliver one or more new Certificates of the same series or class in authorized denominations of like aggregate amount and tenor to the Certificateholder or designated transferee(s).
Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder or its attorney-in-fact duly authorized in writing.

          All Certificates surrendered for registration of transfer, exchange or payment shall be canceled and disposed of in a manner satisfactory to the Trustee.

          The Depositor shall deliver to the Trustee executed Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

          (d)  Unless otherwise provided in the related
Supplement, no service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to recover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

          (e)(i)  Registration of transfer or exchange of
Certificates containing a legend to the effect set forth on Exhibit H-1 hereto shall be effected only if such transfer or exchange is made pursuant to an effective registration statement under the 1933 Act, or is exempt from the registration requirements under the 1933 Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the 1933 Act, the transferor or the transferee shall, at its expense, deliver to the Depositor, the Servicer and the Trustee prior to registration an investment letter from the transferee, substantially in the form of the respective exhibit attached to the related Supplement.

          Certificates issued upon registration of transfer of, or exchange for, Certificates bearing a legend shall also bear such legend unless the Depositor, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever a Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek written instructions from the Servicer regarding such transfer and shall be entitled to receive and conclusively rely upon instructions signed by a Servicing Officer prior to registering any such transfer. The Depositor hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (i).

           (ii)     Registration of transfer or exchange of
Certificates containing a legend to the effect set forth on Exhibit H-2 hereto shall be effected only if such transfer or exchange is made to a Person that is not an employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue
Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in
Section 406 of ERISA or Section 4975 of the Internal
Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person (other than the Initial
Holder) to acquire any Certificate may constitute assets
(within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding any Certificate, the Holder (other than the Initial Holder) thereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that such Certificate was not acquired with the assets of an ERISA Plan.

          (f)  In addition to any limitation in Section
6.03(g) below, the Exchangeable Certificate may not be transferred, assigned, exchanged, pledged or otherwise conveyed unless the conditions set forth in (i) and (ii) below have been satisfied:

            (i)     the Rating Agency Condition shall have
     been satisfied in connection with the proposed action;
     and

           (ii)     the Depositor shall have delivered to
     the Trustee a Tax Opinion, dated the date of such exchange (or transfer or exchange as provided below), with respect to such exchange.

          The Trustee shall not register the transfer of the Exchangeable Certificate except upon receipt of certification from the Depositor to the effect that such transfer complies with the provisions of the Securities Act of 1933 as amended (the "1933 Act").

          (g) It is the understanding of the parties to this Agreement that Gottschalks Inc. has particular expertise in performing the functions given by this Agreement to the Servicer and that the Investor
Certificateholders will be purchasing the Certificates relying on Gottschalks Inc.'s exercising such expertise in performing such functions. As provided in Sections 8.05 and 8.07 of the Agreement, the Servicer is not permitted to resign except as provided herein and the parties understand that the Servicer's performance of its servicing functions and the quality of the Receivables will best be ensured if the Depositor retains all or a portion of the Exchangeable
Certificate. Accordingly, the Depositor's interest in the Exchangeable Certificate shall not be sold, transferred, assigned, exchanged, pledged, participated or otherwise conveyed, unless (i) such sale, transfer, assignment, exchange, pledge or conveyance would not reduce the Depositor's retained interest in the Exchangeable
Certificate and any Subordinated Certificate then outstanding below the Minimum Depositor Interest for any Series then outstanding, (ii) in the case of an Exchange pursuant to Section 6.03(c) hereof, the conditions for issuance of a Series are satisfied and (iii) such sale, transfer, assignment, exchange, pledge or conveyance would not result in the Depositor's retained interest in the Exchangeable Certificate and any Subordinated Certificate being less than 20% of the sum of the total amount of the Depositor Interest and any other Series or Class with respect to which no Tax Opinion has been rendered that such Series or Class will be treated as debt for federal income tax purposes. The Trustee may rely on any Officer's
Certificate certifying as to the foregoing.

          SECTION 6.05.  Mutilated, Destroyed, Lost or
Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer
Agent and Registrar and the Trustee such security or indemnity as may be required by them to hold each of them harmless (provided that an unsecured agreement of indemnity from an institutional Certificateholder with a net worth or statutory surplus of not less than $50 million shall be sufficient indemnity), then, in the absence of actual notice to a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Depositor shall execute and the Trustee shall authenticate, and the Transfer Agent and Registrar shall deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same
Series or Class and like aggregate amount and tenor. In connection with the issuance of any new Certificate under this Section 6.05, the Trustee or the Transfer Agent and Registrar may require the Certificateholder to pay a sum sufficient to recover any tax or governmental charge that may be imposed in relation thereto and any other expenses
(including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.05 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.06.  Persons Deemed Owners.  The
Trustee, the Transfer Agent and Registrar and any agent of any of them may, prior to due presentation of a Certificate for registration of transfer or exchange, treat the Person or Persons in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to the terms of the related
Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Transfer Agent and Registrar nor any of their respect agents shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the holders of the requisite Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Depositor, the Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that a Responsible
Officer of the Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Depositor, the Servicer or any Affiliate thereof.

          SECTION 6.07.  Access to List of Registered
Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer, within five (5) Business Days after receipt by the Trustee of a request therefor, a list in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders. If three or more holders of Investor Certificates (the "Applicants") apply to the Trustee, and such application states that the Applicants desire to communicate with other
Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor
Certificates and is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee, after having been indemnified to its reasonable satisfaction by such Applicants for its costs and expenses, shall afford or shall cause the Transfer
Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders of such Series or all outstanding
Series, as applicable, held by the Trustee. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants' request.

          Every Certificateholder, by receiving and holding an Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar nor any of their respective agents, shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.


                        ARTICLE VII

Other Matters Relating to the Depositor

          SECTION 7.01.  Liability of the Depositor.  The
Depositor shall be liable for all obligations, covenants, representations and warranties of the Depositor arising under or related to this Agreement. Except as provided in the preceding sentence, the Depositor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Depositor hereunder.

          SECTION 7.02.  Limitation on Liability of the
Depositor. Subject to Section 7.01 and Section 7.03 hereof, neither the Depositor nor any of the directors, officers, employees, affiliates, stockholders, agents or representatives or advisors of the Depositor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from taking any action in its capacity as Depositor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Depositor or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee, affiliate, stockholder, agent, representative or advisor of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations hereunder and in its reasonable opinion may involve it in any expense or liability.

          SECTION 7.03.  Depositor Indemnification.  (A)
The Depositor shall indemnify and hold the Trust, for the benefit of the Beneficiaries, and the Trustee, harmless from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions arising out of or based upon this Agreement, including, but not limited to, any judgment, general settlement, reasonable attorneys' fees and other costs and expenses incurred by the Trustee in connection with the defense of any actual or threatened action, proceeding or claim (other than losses on Receivables and amounts due with respect thereto);
provided, however, that the Depositor shall not indemnify the Trust or the Trustee or any officer, director, employee or agent of the Trustee if such actual or threatened action, proceeding or claim arose out of, or such loss, liability, expense, damage or injury was caused by fraud, negligence, breach of fiduciary duty or willful misconduct by any of the foregoing; provided, further, that the Depositor shall not be liable, directly or indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which is limited solely to the assets of the Trust allocated for payment thereof as provided in this Agreement and any applicable Supplement; provided, further, that the Depositor shall not indemnify the Trust, the Trustee or any Beneficiary for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of any such Beneficiary to the extent the Trustee is fully indemnified by such Beneficiary with respect to such action or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Beneficiary in connection herewith to any taxing authority. In the event that the Trustee is or the Trust Assets are liable to any third party (not including the Trustee or its agents or the Holders of the Investor
Certificates) for any losses, claims, damages or liabilities arising out of the holding of the Receivables or the administration of this Agreement, any Related
Document or any related arrangement that are not paid out of the Trust Assets, the Depositor (as Holder of the Exchangeable Certificate) agrees (i) to be liable as though the Agreement and any Supplement created a partnership under the Uniform Partnership Act and (ii) to contribute to the Trust for the benefit of such third party, without limitation as to the amount, sufficient cash to satisfy and discharge such liability. The Trustee agrees to use any such cash advanced by the Depositor to satisfy and discharge such liability. The agreement by the Depositor set forth in this Section shall not limit the liability of the Depositor hereunder to any Person specified herein.
With respect to any liability for which the Depositor would not be obligated to make a contribution to the Trust, but for the operation of this Section 7.03, any party to this Agreement that would be liable for such liability were such liability not paid or discharged by the Depositor pursuant to this Section 7.03, shall indemnify and hold the Depositor harmless against such liability; provided that nothing in this Section shall be construed to imply that the Holders of any Investor Certificates have any liability to third parties. Any indemnification under this Article
VII shall survive the termination of this Agreement.


                       ARTICLE VIII

                  Other Matters Relating
                      to the Servicer

          SECTION 8.01.  Liability of the Servicer.  The
Servicer shall be liable under this Article VIII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          SECTION 8.02.  Limitation on Liability of the
Servicer.  Except as provided in Section 8.01 and Section
8.03 hereof, neither the Servicer nor any of the directors, officers, employees, affiliates, stockholders, agents, representatives or advisors of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from taking any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.
The Servicer and any director, officer, employee, affiliate, stockholder, agent, representative or advisor of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The
Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations hereunder that in its reasonable opinion may involve it in any expense or liability.

          SECTION 8.03.  Servicer Indemnification of the
Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trust, for the benefit of the Beneficiaries, and the Trustee from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions arising out of or based upon this Agreement, including, but not limited to, any judgment, general settlement, reasonable attorneys' fees and other costs and expenses incurred by the Trustee in connection with the defense of any actual or threatened action, proceeding or claim (other than losses on Receivables and amounts due with respect thereto); provided, however, that the Servicer shall not indemnify the Trust or the Trustee or any officer, director, employee or agent of the Trustee if such actual or threatened action, proceeding or claim arose out of, or such loss, liability, expense, damage or injury was caused by fraud, negligence, breach of fiduciary duty or willful misconduct by any of the foregoing;
provided, further, that the Servicer shall not be liable, directly or indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which is limited solely to the assets of the Trust allocated for payment thereof as provided in this Agreement and any applicable Supplement;
provided, further, that the Servicer shall not indemnify the Trust, the Trustee or any Beneficiary for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of any such Beneficiary to the extent the Trustee is fully indemnified by such Beneficiary with respect to such action or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Beneficiary in connection herewith to any taxing authority. The Servicer shall indemnify and hold harmless the Trustee and its officers, directors, employees or agents from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of the acceptance of the Trust by the Trustee, the issuance by the Trust of the Certificates or any of the other matters contemplated herein or in any Supplement (other than losses on Receivables and amounts due with respect thereto). Any indemnification under this Article VIII shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust and shall survive the termination of this Agreement. Any such indemnification shall not be payable from the assets of the Trust.

          SECTION 8.04.  Merger or Consolidation of, or
Assumption of, the Obligations of the Servicer. Subject to subsection 3.01(a), the Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i)     immediately after giving effect to any
     such transaction, the consolidated tangible net worth of the surviving person shall not have materially decreased, such determination to be made on a pro forma basis after giving effect to the proposed transaction;

            (ii)    the corporation formed by such
     consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United
     States of America or any State thereof or the District of Columbia and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by written agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer as applicable hereunder and shall benefit from all the rights granted to the Servicer, as applicable hereunder. (To the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

          (iii)     the Servicer shall have delivered to
     the Trustee an Officer's Certificate signed by a Vice
     President (or any more senior officer) stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section
     8.04 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia; and

           (iv)     the Servicer shall have obtained the
     Consent of Certificateholders (not to be unreasonably withheld in the event the Rating Agency Condition shall have been satisfied) and delivered notice to the Rating Agencies of such consolidation, merger, conveyance or transfer and the Rating Agency Condition shall have been satisfied.

          SECTION 8.05.  The Servicer Not to Resign.  The
Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder is no longer permissible under applicable law and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under applicable law. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.02 hereof. If the Trustee is unable within sixty (60) days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

          SECTION 8.06.  Access to Certain Information
Regarding the Receivables; Meet and Confer.  (a)  The
Servicer shall provide to the Trustee and its agents, as well as any Certificateholders' Representative, access to the documentation regarding the Accounts and the Receivables, such access being afforded without charge and as often as requested but only (i) during normal business hours, (ii) subject to the Servicer's normal security and confidentiality procedures, and (iii) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Depositor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06(a) as a result of such obligation shall not constitute a breach of this Section 8.06(a).

          (b)  Subject to the provisions of 8.06(a)(i)
through (iv) above, the Servicer shall also provide upon reasonable request to a Certificateholders' Representative access to one or more senior officers of the Servicer to discuss the financial position of the Servicer and its ability to perform its obligations hereunder.

          SECTION 8.07.  Delegation of Duties.  In the
ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Charge Card
Agreements, the Financial Guidelines, this Agreement and each Supplement. The Servicer shall give prompt written notice of any such delegation of a material function to the Rating Agencies, the Trustee and any Enhancement Providers.
Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 hereof.

          SECTION 8.08.  Examination of Records.  The
Depositor and the Servicer shall indicate generally in their respective computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement for the benefit of the Beneficiaries. The Depositor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.


                        ARTICLE IX

                 Early Amortization Events

          SECTION 9.01.  Early Amortization Events.  If any
one of the following events shall occur:

          (a)  the Depositor or the Servicer (or the
Seller, if it is not the Servicer) shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws or the Depositor or the Servicer
(or the Seller, as aforesaid) shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer or consent; or the Depositor or the Servicer (or the Seller, as aforesaid) shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Depositor or the Servicer (or the Seller, as aforesaid) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

          (b) any order for relief against the Depositor or the Servicer (or the Seller, if it is not the Servicer) shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of sixty (60) days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Depositor or the Servicer (or the Seller, as aforesaid) under any other similar applicable
Federal law, and such decree or order shall have continued undischarged or unstayed for a period of sixty (60) days;
or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Depositor or the Servicer (or the Seller, as aforesaid) or of any substantial part of its property or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;

          (c) the Trust or the Depositor shall become an "investment company" within the meaning of the Investment
Company Act of 1940, as amended;

          (d)  a Liquidation Event; or

          (e) during the continuance of any Block Period, a failure by the Depositor to convey Receivables in Supplemental Accounts to the Trust within five (5) Business
Days after the day on which it is required to convey such Receivables pursuant to this Agreement;

then, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "Early
Amortization Event") shall occur without any notice or other action on the part of the Trustee or any Beneficiary, immediately upon the occurrence of such event. The Trustee shall provide written notice to the Rating Agencies promptly after receipt of written notice of any such event.

          SECTION 9.02.  Additional Rights Upon the
Occurrence of Certain Events. (a) If a Liquidation Event occurs with respect to the Depositor, the Depositor shall on the day such Liquidation Event occurs (the "Appointment
Date") immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such Liquidation Event. Within fifteen (15) days of the Appointment Date, the Trustee shall (i) publish a notice in an Authorized Newspaper that a Liquidation Event or violation has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) give written notice to Certificateholders describing the provisions of this
Section 9.02 and requesting instructions from such Holders.
Unless the Trustee shall have received instructions within thirty (30) days from the date notice pursuant to clause
(ii) above is first given from Certificateholders pursuant to a Consent of Certificateholders, to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue having Principal
Receivables transferred to the Trust as before the occurrence of such Liquidation Event then the Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables, or cause to be sold, disposed of or otherwise liquidated, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain and conclusively rely upon a prior determination from any applicable conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of
Section 9.01 hereof and this Section 9.02 shall not be deemed to be mutually exclusive.

          (b) A "Liquidation Event" shall occur if any event specified in Section 9.01(a) or Section 9.01(b) of this Agreement occurs with respect to the Servicer or the Depositor.

          (c) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above (the "Trust Liquidation Proceeds") shall be immediately deposited in the Collection Account. The
Trustee shall determine conclusively the amount of the Trust Liquidation Proceeds which are deemed to be Finance
Charge Receivables and Principal Receivables.  The Trust
Liquidation Proceeds shall be allocated and distributed to Certificateholders in accordance with Article IV hereof and the terms of each Supplement, and the Trust shall terminate immediately thereafter.


                         ARTICLE X

                     Servicer Defaults

          SECTION 10.01.  Servicer Defaults.  If any one of
the following events (a "Servicer Default") shall occur and be continuing with respect to the Servicer:

          (a)  any failure by the Servicer to make any
payment, transfer or deposit, or to give instructions or notice to the Trustee to make such payment, transfer or deposit, or to give notice to the Trustee as to any action to be taken under any Enhancement Agreement, in any case on or before the date occurring two (2) Business Days after the date such payment, transfer or deposit, or such instruction or notice, is required to be made or given, as the case may be, under the terms of this Agreement;

          (b) failure on the part of the Servicer duly to observe or perform its covenant not to create any lien on any Receivable, which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of thirty (30) days; provided, however, that a Servicer Default shall not be deemed to have occurred if the Depositor shall have repurchased the affected
Receivables or, if applicable, all of the Receivables during such period in accordance with the provisions of this Agreement;

          (c) failure on the part of the Servicer duly to observe or perform any covenants or agreements of the Servicer set forth in this Agreement which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of thirty (30) days after the earlier of (A) the date on which the Servicer has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee;

          (d)  any representation, warranty or
certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made and which continues to be incorrect in any material respect for a period of thirty (30) days after the earlier of (A) the date on which the Servicer has knowledge thereof and (B) the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee and as a result of which the interests of the Certificateholders are materially and adversely affected;
provided, however, that a Servicer Default shall not be deemed to have occurred if the Depositor shall have repurchased the affected Receivables or, if applicable, all of the Receivables during such period in accordance with the provisions of this Agreement; or

          (e)  the Servicer shall consent to the
appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;
or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

In the event of any Servicer Default, so long as such Servicer Default shall not have been remedied, the Trustee or the Holders pursuant to a Consent of Certificateholders, by notice then given in writing to the Servicer (a
"termination notice"), may terminate all but not less than all of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. The Trustee shall give prompt written notice of any such event to the Rating Agencies, as well as any waivers or cures of any such event promptly after receipt of written notice thereof. After receipt by the Servicer of a Termination Notice, and on the date that a Successor
Servicer shall have been appointed by the Trustee pursuant to Section 10.02 hereof, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "service transfer") and, without limitation, the Trustee is hereby authorized and empowered
(upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer; provided, however, that in no event shall the Servicer incur any liability for any such action taken by the Trustee. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The
Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request, and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. Gottschalks, as Servicer also agrees to provide such access, computer time and personnel to the Successor Servicer as shall be necessary in order to assist the Successor Servicer in assuming its duties hereunder. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          Notwithstanding the foregoing, a delay in or failure of performance under subsection (a) of this
Section 10.01 for a period of up to five (5) Business Days after the applicable grace period, or a delay in or failure of performance (or the continuance of any such delay or failure) under subsection (b), (c) or (d) of this
Section 10.01 for a period of up to thirty (30) Business
Days, shall not constitute a Servicer Default if such delay or failure or continuance was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer of its obligation to use its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement
Providers and the Depositor with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

          SECTION 10.02.  Trustee to Act; Appointment of
Successor. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01 hereof, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint an Eligible
Servicer as a successor servicer (the "Successor
Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee, without further action, shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01 and Section 8.07 hereof.
Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution satisfying the definition of Eligible Servicer as the Successor Servicer hereunder. The Trustee shall immediately give notice to the Rating Agencies, any Enhancement Providers, the Depositor and the Certificateholders upon the appointment of a Successor
Servicer. No party serving as Trustee hereunder shall be obligated to serve as Successor Servicer after such party ceases to serve as Trustee hereunder.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, that (i) the Successor Servicer shall not be deemed to have assumed any liability for any duties, responsibilities or obligations of any predecessor Servicer, (ii) Section 3.03(c) and (d) hereof shall not apply to any Successor Servicer, and (iii) the Successor Servicer shall not be required to advance funds hereunder or under any Supplement. Any Successor
Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor
Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee the Depositor, at its own expense, shall pay when due the amount of any compensation in excess of the Servicing Fee provided such excess fee shall have been determined by the Trustee in good faith to be necessary in order to appoint the Successor Servicer); provided, however, that the Depositor shall be responsible for payment of the Depositor's portion of the Servicing Fee as determined pursuant to this Agreement and all other amounts in excess of the aggregate of the Monthly Servicing Fees specified in the Supplements and that no such monthly compensation paid out of Collections shall be in excess of such aggregate of the Monthly Servicing Fees.

          (d)  All authority and power granted to the
Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 hereof, and shall pass to and be vested in the Depositor and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the Successor
Servicer to conduct servicing on the Receivables.  The
Successor Servicer shall transfer its electronic records relating to the Receivables to the Depositor in such electronic form as the Depositor may reasonably request and shall transfer all other records, correspondence and documents to the Depositor in the manner and at such times as the Depositor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Depositor information of any kind which the Successor Servicer deems to be confidential, the Depositor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.


                        ARTICLE XI

                        The Trustee

          SECTION 11.01.  Duties of Trustee.  (a)  The
Trustee, prior to the occurrence of any Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or duties shall be read into this Agreement against the Trustee. If, to the actual knowledge of a Responsible Officer of the Trustee, a Servicer Default has occurred (and such Servicer Default has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;
provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 or
Section 10.02 hereof, the Trustee, in performing such duties, shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

          (b)  The Trustee, upon receipt of all
resolutions, certificates, statements, opinions, reports, documents, orders or other instruments that are specifically required to be furnished to it pursuant to any provision of this Agreement, shall, subject to Section
11.02, examine each of the foregoing to determine whether they conform substantially to the requirements of this Agreement.

          (c)  Subject to subsection (a) above, no
provision of this Agreement shall be construed to relieve the Trustee of liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:

            (i)     the Trustee shall not be personally
     liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

           (ii)     the Trustee shall not be charged with
     knowledge of any Servicer Default or the failure by the Servicer to comply with the obligations of the Servicer referred to in subsections (a), (b) and (c) of Section 10.01 hereof unless a Responsible Officer of the Trustee obtains actual knowledge of such failure;

          (iii)     the Trustee shall not be charged with
     knowledge of an Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge thereof; and

           (iv)     the Trustee shall not be personally
     liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders aggregating more than 66-2/3% of the Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Series, or exercising any trust or power conferred upon the Trustee with respect to such Series, under this Agreement.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall, in any event, require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.
Notwithstanding the foregoing, the Trustee is entitled to indemnification under Section 7.03 and Section 8.03 hereof while acting as Successor Servicer.

          (e)  Except as expressly provided in this
Agreement, the Trustee shall have no power to vary the corpus of the Trust including the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.01 or Section 2.05 hereof,
(ii) add any other investment, obligation or security to the Trust or (iii) withdraw from the Trust any Receivables.

          (f)  If, to the actual knowledge of a Responsible
Officer of the Trustee, the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed under this Agreement, the Trustee shall be obligated promptly after a Responsible Officer of the Trustee acquires actual knowledge thereof to perform such obligation, duty or agreement in the manner so required.

          (g)  Notwithstanding any other provision
contained in this Agreement, the Trustee is not acting as, and shall not be deemed to be, a fiduciary for any Enhancement Provider in its capacity as such or as a Beneficiary, and the Trustee's sole responsibility with respect to said parties shall be to perform those duties with respect to said parties as are specifically set forth herein and no implied duties or obligations shall be read into this Agreement against the Trustee with respect to any such party.

          SECTION 11.02.  Certain Matters Affecting the
Trustee. Except as otherwise provided in Section 11.01 hereof:

          (a)  the Trustee may rely on and shall be
protected in acting on, or in refraining from acting in accordance with, any resolution, Officers Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Enhancement Providers shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Enhancement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for the supervision of or any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder except when such appointment was made in the capacity of Successor Servicer;

          (g)  except as may be required by
Section 11.01(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Depositor with its representations and warranties or for any other purpose;

          (h)  whenever in the administration of this
Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may in the absence of bad faith on its part, request and conclusively rely upon all Officer's Certificates received by it; and

          (i)  the right of the Trustee to perform any
discretionary act enumerated in this Agreement or any Supplement not otherwise required in the performance of its obligations hereunder shall not be construed as a duty, and the Trustee shall not be answerable for performance of any such act.

          SECTION 11.03.  Trustee Not Liable for Recitals
in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.14 hereof, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document or any security interest of the Trust therein.
The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Receivables or deposited in or withdrawn from the Collection Account or any Series Account. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

          SECTION 11.04.  Trustee May Own Certificates.
The Trustee, in its individual or any other capacity, may become the owner or pledgee of Investor Certificates and may deal with the Depositor, the Servicer and any Enhancement Provider with the same rights as it would have if it were not the Trustee. The Trustee in its capacity as Trustee shall exercise its duties and responsibilities hereunder independent of and without reference to its investment, if any, in Certificates.

          SECTION 11.05.  The Servicer to Pay Trustee's
Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive reasonable compensation (which shall not be limited by any provision of law in regard to compensation of a Trustee of an express trust) for all services rendered by the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.04 hereof, the Servicer will pay or reimburse the Trustee (without reimbursement from any Collection Account or and Series Account) upon its request for all reasonable expenses (including, without limitation, expenses in connection with all notices or other communications to Certificateholders), disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, breach of fiduciary duty or bad faith and except as provided in the second following sentence. The
Servicer's covenants to pay the expenses, disbursements and advances provided for in the preceding sentence shall survive the termination of this Agreement. If the Trustee is appointed Successor Servicer pursuant to Section 10.02 hereof, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor
Servicer, which shall be paid with amounts distributed as Servicing Fee. To the extent, if any, that any federal, state or local taxes (including income and franchise taxes) are payable by the Trust, such taxes shall be payable solely out of Trust Assets and not out of the personal assets of the Trustee and the Servicer shall not be obligated to pay the amount of any such tax.

          SECTION 11.06.  Eligibility Requirements for
Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, which shall be, or shall be directly or indirectly wholly-owned by, an Eligible Institution, and which shall have a combined capital and surplus of at least
$100,000,000 and be subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this
Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07 hereof.

          SECTION 11.07.  Resignation or Removal of
Trustee. (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty
(30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may with the consent of Certificateholders (not to be unreasonably withheld), but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof.

          (d) The Trustee shall not be liable for any acts or omissions of any Successor Trustee.

          SECTION 11.08.  Successor Trustee.  (a)  Any
successor trustee appointed as provided in Section 11.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Depositor and the predecessor
Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations.
The Servicer shall immediately give notice to each Rating
Agency and the Certificateholders upon the appointment of a successor trustee.

          (b)  No successor trustee shall accept
appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof and shall have been approved by a Consent of Certificateholders.

          (c)  Upon acceptance of appointment by a
successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

          SECTION 11.09.  Merger or Consolidation of
Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, anything herein to the contrary notwithstanding.

          SECTION 11.10.  Appointment of Co-Trustee or
Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 hereof and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i)     all rights, powers, duties and
     obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

           (ii)     no trustee hereunder shall be
     personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii)     the Trustee may at any time accept the
     resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI.
Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.
Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.
If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 11.11.  Tax Returns.  Notwithstanding
Section 3.07 hereof, in the event that the Trust shall be required to file tax returns, the Servicer shall at its expense prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall remit such returns to the Trustee for signature at least five (5) days before such returns are due to be filed. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Servicer, in accordance with the terms of the Supplement, shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders. The
Trustee will distribute or cause to be distributed such information to the Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such return. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Trust or the Certificateholders arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty or addition with respect thereto or arising from a failure to comply therewith).

          SECTION 11.12.  Trustee May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

          SECTION 11.13.  Suits for Enforcement.  If a
Servicer Default of which a Responsible Officer of the Trustee has actual knowledge shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.01 hereof, proceed to protect and enforce its rights and the rights of any affected
Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any affected Series of Certificateholders.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          SECTION 11.14.  Representations and Warranties of
Trustee.  The Trustee represents and warrants that:

            (i)     the Trustee is a banking corporation
     organized, existing and in good standing under the laws of the State of New York;

           (ii)     the Trustee has full power, authority
     and right to execute, deliver and perform this Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement; and

          (iii)     this Agreement and each Supplement has
     been, or will be, as applicable, duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

          SECTION 11.15.  Maintenance of Office or Agency.
The Trustee will maintain at its expense in The City of New
York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The
Trustee initially designates its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.


                        ARTICLE XII

                        Termination

          SECTION 12.01 Termination of Trust. The Trust and the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby
(other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in
Section 7.03, Section 8.03 and Section 12.02(b) hereof, upon the earlier of (such date the "Trust Termination
Date"), (i) the day following the Distribution Date on which the Invested Amount for all Series and the Exchangeable Amount (as defined in the applicable
Supplements) is zero (ii) the time provided in
Section 9.02(c) hereof, and (iii) twenty one (21) years less one day after the death of the last survivor of any of the descendants living on the date hereof of Joseph P.
Kennedy, father of John Fitzgerald Kennedy. The Servicer shall give the Rating Agencies prompt notice of the termination of the Trust.

          SECTION 12.02. Final Distribution.  (a)  The
Servicer shall give the Trustee at least thirty (30) days prior notice of the Distribution Date on which the respective Certificateholders of any Series or Class or the Holder of the Exchangeable Certificate may surrender their respective Certificates for payment of the final distribution on and cancellation of such Certificates (or, in the event of a final distribution resulting from the application of Section 2.03 or Section 9.01 hereof, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 hereof covering the period during the then-current calendar year through the date of such notice. Except as otherwise provided in any Supplement, not later than the fifth day of the month in which the final distribution in respect of such Series or Class or Exchangeable Certificate is payable to Certificateholders or the Holder of the Exchangeable Certificate, as applicable, the Trustee shall provide notice to the respective Certificateholders specifying (i) the date upon which final payment thereof will be made upon presentation and surrender of the related Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of the related Certificates at the office or offices therein specified. The Trustee shall give such notice to the Transfer Agent and Registrar and the Rating Agencies at the time such notice is given to the respective
Certificateholders.

          (b) Notwithstanding a final distribution to the Certificateholders of any Series or Class or the Holder of the Exchangeable Certificate (or the termination of the Trust), except as otherwise provided in this subsection (b) and in any Supplement, all funds then on deposit in the Collection Account and any Series Account allocated to such Certificateholders or the Holder of the Exchangeable
Certificate shall continue to be held in trust for the benefit of such Certificateholders or the Holder of the Exchangeable Certificate, as applicable, and the Trustee shall pay such funds to such Certificateholders upon surrender of the related Certificates (and any excess shall be paid in accordance with the terms of any Enhancement
Agreement). Except as provided in any Supplement, in the event that all such Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the notice from the Trustee described in subsection (a) above, the Trustee shall give a second notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Certificateholders concerning surrender of their
Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or, if applicable, any Series Account held for the benefit of such Certificateholders. The Trustee shall pay to the Depositor any monies held by it for the payment of principal or interest that remain unclaimed for two years. After payment to the Depositor, Certificateholders entitled to the money must look to the Depositor for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) In the event that (i) the Invested Amount with respect to any Series is greater than zero on its Termination Date or (ii) the Exchangeable Amount is greater than zero on the Termination Date with respect to the Exchangeable Certificate, in each case after giving effect to deposits and distributions otherwise to be made on such Termination Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date
Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by such Certificates. The net proceeds (the "Termination
Proceeds") from such sale shall be immediately deposited into the Collection Account for the benefit of the Certificateholders of such Series and the Holder of the Exchangeable Certificate, as applicable. The Termination
Proceeds shall be allocated and distributed to the Holders of Investor Certificates of such Series and the Holder of the Exchangeable Certificate, as applicable, in accordance with the terms of the applicable Supplement.

          SECTION 12.03. Depositor's Termination Rights.
Upon termination of the Trust pursuant to Section 12.01 hereof and the surrender of the Exchangeable Certificate, the Trustee shall transfer, assign and convey to the Depositor or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof, except for amounts held by the Trustee pursuant to Section
12.02(b) hereof, and all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement. The
Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Depositor to vest in the Depositor or its designee all right, title and interest that the Trust had in all such property.


                       ARTICLE XIII

                 Miscellaneous Provisions

          SECTION 13.01.  Amendment.  (a)  This Agreement
or any Supplement may be amended from time to time by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders:

            (i)     to add to the covenants of the
     Depositor for the benefit of the Certificateholders, or to surrender any right or power herein conferred upon the Depositor; or

           (ii)     to cure any ambiguity, to correct or
     supplement any provision herein which may be defective or inconsistent with any other provision herein or in the Certificates provided, that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Holder of the Exchangeable Certificate. Notwithstanding anything contained herein to the contrary, the Trustee may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          (b) This Agreement or any Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor
Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of each adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

            (i)     reduce in any manner the amount or
     delay the timing of any distributions to be made to Certificateholders or deposits of amounts to be so distributed;

           (ii)     change the definition or the manner of
     calculating the interest of any Certificateholder without the consent of each affected
     Certificateholder;

          (iii)     reduce the amount available under any
     Enhancement without the consent of each affected
     Certificateholder;

           (iv)     reduce the aforesaid percentage
     required to consent to any such amendment without the consent of each affected Certificateholder; or

            (v)     adversely affect the rating of any
     Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing more than 50% of the aggregate unpaid principal amount of the Investor
     Certificates of such Series or Class.

Any amendment to be effected pursuant to this subsection
(b) shall be deemed to adversely affect all outstanding
Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Holder of Investor Certificates of such Series. The
Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent, the Trustee shall furnish notification of the substance of such amendment to each Certificateholder and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Enhancement Provider.

          (d) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e)  Notwithstanding anything in this
Section 13.01 to the contrary, no amendment may be made to this Agreement or any Supplement that would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          (f) Any Supplement executed in accordance with the provisions of Section 6.03 hereof shall not be considered an amendment to this Agreement for the purposes of this Section 13.01.

          SECTION 13.02.  Protection of Right, Title and
Interest to Trust.  (a)  The Servicer shall cause this
Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title, and interest in and to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders and the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Depositor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this
Section 13.02(a).

          (b) Within thirty (30) days after the Depositor or the Servicer makes any change in its name, identity or corporate structure that would make any financial statement or continuation statement filed in accordance with subsection (a) of this Section 13.02 seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in California, the Depositor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Depositor and the Servicer shall give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's ownership interest or security interest in the Receivables and the proceeds thereof. The Depositor and the Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) The Servicer shall deliver to the Trustee and any Enhancement Provider, upon the execution and delivery of each amendment of this Agreement or any Supplement, an Opinion of Counsel to the effect that such amendment was duly authorized, executed and delivered in compliance with Section 13.01.

          SECTION 13.03.  Limitation on Rights of
Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Holder of Investor Certificates shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

          No Holder of an Exchangeable Certificate shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder may be adversely affected but for the institution of any such suit, action or proceeding and shall have made a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

          It is understood and intended, and expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more
Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this
Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or inequity.

          SECTION 13.04.  No Petition.  The Servicer, the
Seller (if it is no longer the Servicer) and the Trustee, by entering into this Agreement, each Holder of Investor
Certificates, by accepting an Investor Certificate, the Holder of the Exchangeable Certificate, by accepting the Exchangeable Certificate or the pledge of the Exchangeable
Certificate, as the case may be, and any Successor Servicer and each other Beneficiary, by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 13.05.  GOVERNING LAW.  THIS AGREEMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

          SECTION 13.06.  Notices.  (a)  All demands,
notices, instructions, directions and communications
(collectively, "Notices") under this Agreement shall be in writing (including telegraphic, telecopy, telex or cable communications) and shall be deemed to have been duly given if personally delivered or mailed by registered mail, return receipt requested, or telegraphed, telecopied, telexed, cabled or delivered, to:

            (i)     in the case of Depositor,
     7 River Park Place East, Fresno, California 93720,
     Attention:  Warren Williams, Esq., facsimile number
     (209) 434-4804;

           (ii)     in the case of the Servicer,
     7 River Park Place East, Fresno, California 93720,
     Attention:  Alan Weinstein, facsimile number (209)
     434-4804; and

          (iii)     in the case of the Trustee, Bankers
     Trust Company, Four Albany Street, New York, New York
     10006, Attention:  Corporate Trust & Agency Group,
     Structured Finance Team, facsimile number (212) 250-
     6439;

or as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any Notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such Notice.

          (c) The Trustee shall provide written notice to the Rating Agencies of the events listed in Section
2.04(b), 2.05(m) and (n), 3.03(b), 9.01(e), 10.01(a) and
10.01(e) promptly upon receipt by a Responsible Officer of the Trustee of written notice of the occurrence of such events.

          SECTION 13.07.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the certificates or rights of the Certificateholders.

          SECTION 13.08.  Assignment.  Notwithstanding
anything to the contrary contained herein, except as provided in Section 8.04 hereof, this Agreement may not be assigned by the Servicer.

          SECTION 13.09.  Certificates Nonassessable and
Fully Paid. It is the intention of the parties to this Agreement that no Certificateholder shall be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates and the Exchangeable Certificate shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates and the Exchangeable Certificate upon authentication thereof by the Trustee are and shall be deemed fully paid.

          SECTION 13.10.  Further Assurances.  Each of the
Depositor, the Servicer and the Trustee agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by one or more of the other parties hereto more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 13.11.  No Waiver; Cumulative Remedies.
No failure to exercise and no delay in exercising, on the part of the Trustee, the Certificateholders, the Depositor or the Servicer, as the case may be, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 13.12.  Counterparts.  This Agreement may
be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 13.13.  Third-Party Beneficiaries.  This
Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the other
Beneficiaries and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 13.14.  Actions by Certificateholders.
Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent Holder of any Certificate issued upon the registration of transfer of the Certificates of such Certificateholder or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereof, whether or not notation of such action is made upon any such Certificate.

          SECTION 13.15.  Rule 144A Information.  For so
long as any of the Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, each of the Depositor, the Trustee, the Servicer and any Enhancement Providers agree to cooperate with each other to provide to any Certificateholders of such Series or Class and to any prospective purchaser of Investor Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule
144A(d))4) under the 1933 Act.

          SECTION 13.16.  Merger and Integration.  Except
as specifically stated otherwise herein, this Agreement, the Supplements and the Receivables Purchase Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This
Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 13.17.  Headings.  The headings herein
are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Pooling and Servicing
Agreement to be duly executed by their respective officers as of the day and year first above written.

                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION, Depositor



                         By: ______________________________
                             Name: ________________________
                             Title: _______________________



                         GOTTSCHALKS INC., Servicer



                         By: ______________________________
                             Name: ________________________
                             Title: _______________________




                         BANKERS TRUST COMPANY, Trustee



                         By: ______________________________
                             Name: ________________________
                             Title: _______________________

                                                  EXHIBIT A


             FORM OF EXCHANGEABLE CERTIFICATE

      THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
  OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

     THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN
REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS
AMENDED.  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN
EXEMPTION THEREFROM.  THE TRANSFER, ASSIGNMENT, EXCHANGE,
PLEDGE OR OTHER CONVEYANCE OF THIS CERTIFICATE IS NOT
PERMITTED EXCEPT IN COMPLIANCE WITH THE TERMS AND
CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT
UNDER WHICH THIS CERTIFICATE IS ISSUED (COPIES OF WHICH ARE
AVAILABLE FROM THE TRUSTEE UPON REQUEST).  ANY TRANSFEREE
OF THIS CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH
TRANSFER TO MAKE CERTAIN REPRESENTATIONS RELATING TO ERISA
AND OTHER MATTERS.


           GOTTSCHALKS CREDIT CARD MASTER TRUST
                 EXCHANGEABLE CERTIFICATE


          This certifies that GOTTSCHALKS CREDIT
RECEIVABLES CORPORATION (the "Exchangeable
Certificateholder") is the registered owner of a fractional undivided interest not allocated to the Investors' Interest or the interest of the Holders of the Subordinated
Certificates, if any, in certain assets of a trust (the
"Trust") created pursuant to the Pooling and Servicing
Agreement, dated as of March 30, 1994 (the "Pooling and
Servicing Agreement"), as amended, supplemented or otherwise modified from time to time, among Gottschalks
Credit Receivables Corporation, as depositor (the
"Depositor"), Gottschalks Inc., as servicer (the
"Servicer"), and Bankers Trust Company, as trustee (the
"Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement.

          The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection
Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement. By acceptance hereof, the Exchangeable Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement, as such may be amended, supplemented or otherwise modified from time to time. This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust
Company, Four Albany Street, New York, New York 10006,
Attention: Corporate Trust & Agency Group, Structured
Finance Team.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Exchangeable
Certificateholder or such Exchangeable Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new
Exchangeable Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

          The Pooling and Servicing Agreement and the
Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The
Pooling and Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor
Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future
Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal
Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or
Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an ERISA
Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION, as Depositor



                         Name:
                         Title:


               CERTIFICATE OF AUTHENTICATION

          This is the Gottschalks Credit Card Master Trust
Exchangeable Certificate referred to in the Pooling and Servicing Agreement.


                         BANKERS TRUST COMPANY, not in its
                         individual capacity, but solely in
                         its capacity as Trustee




                         Name:
                         Title:


Dated:

                                                  EXHIBIT B

           FORM OF DAILY SERVICER'S CERTIFICATE

                  For _____________, 199_

   (To be delivered pursuant to Subsection 3.04(b)of the
Agreement on each Business Day)
           ____________________________________

           GOTTSCHALKS CREDIT CARD MASTER TRUST
           ____________________________________

          The undersigned, a duly authorized representative of Gottschalks Inc., as servicer (the "Servicer") pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Agreement"), by and among Gottschalks
Credit Receivables Corporation, as depositor (the
"Depositor"), the Servicer and Bankers Trust Company, as trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. All information contained in this Daily Report (and the attached annexes) is for the period from the commencement of business from the preceding Business
     Day through the close of business on the day preceding the date on which this report is dated.

2. Gottschalks Inc. is as of the date hereof the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   The aggregate amount of Collections received since the
     commencement of business on the preceding Business
     Day: . . . . . . . . . . . . . . . . . . .$__________.

5.   The aggregate amount of Collections processed since
     the commencement of business on the preceding Business
     Day: . . . . . . . . . . . . . . . . . . .$__________.

6.   A.   The aggregate amount of processed Collections
          allocated to Finance Charge Receivables
          (including the Discount Portion of Principal
          Collections processed on such
          date):. . . . . . . . . . . . . . . .$__________.

     B.   The aggregate amount of processed Collections
          allocated to Principal Receivables (before
          deducting the Discount Portion of Principal
          Collections processed on such
          date):. . . . . . . . . . . . . . . .$__________.

     C.   The aggregate Discount Portion of processed
          Principal Collections:. . . . . . . .$___________

     D.   The aggregate amount of processed Collections
          allocated to Principal Receivables (less the
          Discount Portion of Principal Collections
          processed on such date):. . . . . . .$__________.

     E.   The cumulative Discount Portion of processed
          Principal Collections from
          March 30, 1994: . . . . . . . . . . .$__________.

7.   The aggregate amount of Collections currently in
     process. . . . . . . . . . . . . . . . . .$__________.

8.   The aggregate amount of Defaulted Receivables since
     the commencement of business on the preceding Business
     Day was equal to . . . . . . . . . . . . .$__________.

9.   On the date hereof, ____ Series of Investor
     Certificates have been issued and are outstanding.

10. On the date hereof, the Adjusted Invested Amount for each outstanding Series is as follows:


               Invested      Retained       Adjusted
     Series    Amount<F1>    Cash<F2>   Invested Amount<F3>

     1994-1    $             $            $
               $             $            $
     etc.      $             $            $

     ______________
[FN]
     <F1> For Series 1994-1, "Invested Amount" is the sum
          of the FBC Invested Amount, the VBC Invested
          Amount and the Subordinated Invested Amount.
     <F2> Cash on deposit in any Series Account that is
          available to supplement Principal Collections
          (e.g., Retained Amount Account and Prepayment
          Account).
     <F3> For each Series, the sum of the Invested Amount
          and the Retained Cash for such Series.

11. On the date hereof, the Series Allocation Percentage for each Series is as follows:

     Series         Series Allocation Percentage<F1>
     1994-1                   ____%
     ______                   ____%
     etc.

     ____________
[FN]
     <F1> For each Series, the Adjusted Invested
          Amount for such Series divided by the
          sum of the Adjusted Invested Amounts
          for all Series.

12. On the date hereof, the Finance Charge Collections processed since the commencement of business on the preceding Business Day (including the Discount Portion of Principal Collections processed on such date) shall be allocated among the Series as follows:

     Series         Finance Charge Collections<F1>
     1994-1         $_________________
     ______         $_________________
     etc.

     ____________
[FN]
     <F1> For each Series, the product of the
          Series Allocation Percentage for such
          Series and the amount in item 6A for
          such Series.

13. On the date hereof, the Principal Collections processed since the commencement of business on the preceding Business Day (less the Discount Portion of
     Principal Collections processed on such date) shall be allocated among the Series as follows:

     Series         Principal Collections<F1>
     1994-1         $_________________
     ______         $_________________
     etc.

     ____________
[FN]
     <F1> For each Series, the product of the
          Series Allocation Percentage for such
          Series and the amount in item 6D for
          such Series.

14. As of the close of Business on the last day of the Preceding Collection Period, the Required Series Pool
     Balance for each Series was:

     Series         Required Series Pool Balance
     1994-1         $_________________
     ______         $_________________
     etc.

15. As of the close of Business on the last day of the Preceding Collection Period, the Series Pool Balance for each Series was:

     Series         Series Pool Balance
     1994-1         $_________________
     ______         $_________________
               etc.

16. On the date hereof, the Floating Allocation Percentage for each Series is as follows [item 14/item 15]:

     Series         Floating Allocation Percentage
     1994-1                   ____%
     ______                   ____%
     etc.

[17. The Required Series Pool Balance for each Series as of the last day of its Revolving Period is as follows:

     Series         Required Series Pool Balance
     1994-1         $__________________
     ______         $__________________
     etc.]
[Applicable during Controlled Amortization Period and Early
Amortization Period only.]

[18. On the date hereof, the Fixed/Floating Allocation
     Percentage for each Series is as follows [item 17/item
     15]:
                                  Fixed/Floating
               Series          Allocation Percentage
               1994-1                 ____%
               ______                 ____%
               etc.]
[Applicable during Controlled Amortization Period and Early
Amortization Period only.]

19. The Finance Charge Collections allocated in item 12 above to each Series shall be further allocated among the Investor Certificates of that Series and the Exchangeable Certificate as follows:

              Finance Charge    Investor         Exchangeable
     Series    Collections    Certificate<F1>  Certificate<F2>

     1994-1    $              $                $
     ______    $              $                $
     etc.      $              $                $
_________
[FN]
<F1> For each Series, the product of the amount in item 12
     and the percentage in item 16 for such Series.
<F2> For each Series, the difference, if greater than zero,
     between the amount in column 2 for such Series and the amount in column 3 for such Series.

20. The Principal Collections allocated in item 13 above to each Series shall be further allocated among the Investor Certificates of that Series and the Exchangeable Certificate as follows:


               Principal       Investor       Exchangeable
     Series   Collections  Certificate<F1>  Certificate<F2>

     1994-1    $           $                $
     ______    $           $                $
     etc.      $           $                $
____________
[FN]
<F1> For each Series, the product of the amount in item 13
     and (x) during the Revolving Period, the percentage in
     item 16 for such Series or (y) during the Controlled
     Amortization Period and Early Amortization Period, the percentage in item 18 for such Series.
<F2> For each Series, the difference, if greater than zero,
     between the amount in column 2 for such Series and the amount in column 3 for such Series.

21.  As of the close of business on the second preceding
     Business Day, the aggregate of the Principal
     Receivables (less the aggregate Discount Portion of
     such Principal Receivables) conveyed to the Trust that
     are Eligible Receivables is: . . . . . . .$__________.

22.  As of the close of business on the preceding Business
     Day, the aggregate of the Principal Receivables
     (before deducting the Discount Portion of new
     Receivables conveyed to the Trust on such date)
     conveyed to the Trust that are Eligible Receivables
     is:. . . . . . . . . . . . . . . . . . . .$__________.

23.  The aggregate amount of new Receivables that are
     Eligible Receivables generated from the close of
     business on the second preceding Business Day through
     the close of business on the preceding Business Day is
     [item 22 - item 21 + item 6B]: . . . . . .$__________.

24.  As of the preceding Business Day, the Discount Rate
     was. . . . . . . . . . . . . . . . . . . . . . .____%.

25.  A.  The Discount Portion of the new Receivables is
     [item 23 x item 24]: . . . . . . . . . . .$__________.

     B.  The cumulative Discount Portion from March 30,
     1994:. . . . . . . . . . . . . . . . . . .$__________.

26.  As of the close of Business on the preceding Business
     Day, the Pool Balance is [item 22 - item 25.A + item
     6.C.]: . . . . . . . . . . . . . . . . . .$__________.

27.  As of the close of Business on the preceding Business
     Day, the Series Pool Balance for each Series is as follows [item 26 x item 11]:

               Series         Series Pool Balance
               1994-1         $_________________
               ______         $_________________
               etc.

28.  As of the close of business on the preceding Business
     Day, the amount, if any, by which the sum of the Series Pool Balance for a Series and the amount on deposit in any Retained Amount Account (or similar cash retention account) established for such Series exceeds the Required Series Pool Balance for such Series is as follows:

               Series         Excess, if any
               1994-1         $__________________
               ______         $__________________
               etc.

29. Finance Charge Collections and Principal Collections allocated to each Series in accordance with items 12 and 13, respectively, shall be applied as set forth in the respective annex(es) attached to this Certificate.

30. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Depositor and the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert
     "None"].

31. As of the date hereof, to the best knowledge of the undersigned, [no Early Amortization Event has occurred and is continuing] [an Early Amortization Event has occurred with respect to Series_____].


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.

                              GOTTSCHALKS INC.,
                              as Servicer


                              By:_______________________
                                 Servicing Officer
                   Annex A to Exhibit B

          Application of Investor Finance Charge
      Collections and Investor Principal Collections
              allocated to the Series 1994-1


Servicer's Daily Report as of _____________, 199_

1.   Closing Balance of Collection Account as of preceding
     Business Day:                            $____________
     [To be supplied by Trustee (or electronically accessed by Servicer)]

2.   Closing Balance of Collection Account as of second
     preceding Business Day:                  $____________
     [To be supplied by Trustee (or electronically accessed by Servicer)]

3.   Cash to be applied [item 1 - item 2]:    $____________

4. Such cash shall be applied among the Series by multiplying the amount of such cash by the Series
     Allocation Percentage for each Series:

               Series               Cash
               1994-1         $_________________
               ______         $_________________
               etc.

Application of Cash for Series 1994-1.

5.   Cash to be applied [from item 4]:        $____________

6.   Distribution to Holder of the Exchangeable
     Certificate:                             $____________

7.   Balance of cash to be retained in the Collection
     Account or applied as follows.

8.   Amount to be deposited to Retained
     Amount Account:                          $____________

9.   Amount to be deposited to Prepayment
     Account:                                 $____________

10.  Amount to be deposited to Spread
     Account:                                 $____________

11.  Amount to be deposited to Successor
     Servicer Account:                        $____________

12.  Distribution to Depositor:               $____________


[To be completed for future Series as and when such Series are issued.]

Application of Cash for Series       .


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.


                              GOTTSCHALKS INC.,
                              as Servicer



                              By:_______________________
                                 Servicing Officer

                   Annex B to Exhibit B

        Daily allocation of Investor Finance Charge
      Collections and Investor Principal Collections
              allocated to the Series 1994-1

Data.

1.   Date of Servicer's Daily Report:        ________, 199_
2.   Collection Period commencement date:    ________, 199_
3.   Collection Period termination date:     ________, 199_
4.   Assumed Period commencement date:       ________, 199_
5.   Assumed Period termination date:        ________, 199_
6.   Number of days in Assumed Period:            _________
7.   Interest Period commencement date:      ________, 199_
8.   Interest Period termination date:       ________, 199_
9.   Number of days in Interest Period:           _________
10.  FBC Invested Amount as of last day of Preceding
     Collection Period:                         $__________
11.  VBC Invested Amount as of last day of Preceding
     Collection Period:                         $__________
12.  Subordinated Invested Amount as of last day of
     Preceding Collection Period:               $__________
13.  Required Series Pool Balance as of last day of
     Preceding Collection Period:               $__________
     [item 10 + item 11 + item 12]
14.  FBC Investor Percentage for the Related Collection
     Period:                                        ______%
     [item 10/(item 10 + item 11)]
15.  VBC Investor Percentage for the Related Collection
     Period:                                        ______%
     [item 11/(item 10 + item 11)]
16.  FBC Allocation Percentage for the Related Collection
     Period:                                        ______%
     [item 10/item 13]
17.  VBC Allocation Percentage for the Related Collection
     Period:                                        ______%
     [item 11/item 13]
18.  Subordinated Allocation Percentage for the Related
     Collection     Period:                         ______%
     [item 12/item 13]
19.  Assumed VBC Invested Amount:
     A. Servicer [has] [has not] received notice from the Depositor of its intent to (i) draw on the variable base facility evidenced by the Variable Base Certificate or (ii) prepay the VBC Invested Amount.
     B. If Servicer has not received such notice, Assumed VBC Invested Amount will be the VBC Invested
          Amount as of the preceding
          Distribution Date:                    $__________
     C.   If Servicer has received such notice, the Assumed
          VBC Invested Amount:                  $__________
20.  Maximum Monthly Senior Servicing Fee:      $__________
     [1/12 x 2.5% x (item 10 + item 19 + item 12)]
21.  Monthly Senior Servicing Fee:              $__________
     [1/12 x 2.5% x item 13; in the case of the initial Collection Period only, 1/12 x 2.5% x item 13 x 1/30]
22.  FBC Interest Rate:                               7.35%
23.  FBC Monthly Interest due on Related Distribution
     Date:                                      $__________
     [1/12 x 7.35% x item 10; in the case of the initial Collection Period only, 1/12 x 7.35% x item 10 x
     15/30]
24.  FBC Monthly Interest previously due but not
     distributed on a prior Distribution Date:  $__________
25.  FBC Additional Interest due on Related Distribution
     Date:                                      $__________
26. FBC Additional Interest previously due but not distributed on a prior Distribution Date: $__________
27.  FBC Carryover Interest for the Related Collection
     Period:                                    $__________
     [item 24 + item 25 + item 26]
28.  Maximum VBC Interest Rate:                         12%
29.  Maximum VBC Monthly Interest for the current
     Collection Period:                         $__________
     [12% x item 19 x (item 9/360)]
30.  Reset Date:                           __________, 199_
31.  LIBOR on Reset Date:                           ______%
32.  Spread over LIBOR for Variable Base
     Certificate:                                   ______%
33.  VBC Interest Rate for the current
     Collection Period:                             ______%
     [lesser of (a) item 28 or (b) item 31 + item 32]
34.  VBC Monthly Interest for the current Collection
     Period:                                    $__________
     [item 33 x item 11 x (item 9/360)]
35.  VBC Monthly Interest previously due but not
     distributed on a prior Distribution Date:  $__________
36.  VBC Additional Interest due on Related Distribution
     Date:                                      $__________
37.  VBC Additional Interest previously due but not
     distributed
     on a prior Distribution Date:              $__________
38.  VBC Carryover Interest for the Related Collection
     Period:                                    $__________
     [item 35 + item 36 + item 37]
39.  Maximum VBC Unutilized Commitment Fee:     $__________
     [($15,000,000 - item 19) x 0.375% x (item 9/365 or 366)]
40.  VBC Unutilized Commitment Fee:                 ______%
     [($15,000,000 - item 11) x Commitment Rate x (item
     9/365 or 366)]
41.  VBC Unutilized Commitment Fee Shortfall:   $__________
42.  Senior Investor Default Holdback Amount:
     A.   Collection Period with highest default rate
          during the preceding twelve Collection Periods ("Highest Collection Period"): ___________, 199_
     B.   Default rate during the Highest Collection
          Period:                                     ____%
     C.   Aggregate amount of Receivables owned by the
          Trust on the first day
          of the current Collection Period:     $__________
     D.   Series Allocation Percentage for the Series
          1994-1 for the current
          Collection Period:                          ____%
     E.   Floating Allocation Percentage for the current
          Collection Period:                          ____%
     F.   Product of items 42.B. x 42.C. x
          42.D. x 42.E.                         $__________
     G.   Projected Investor Default Amount for current
          Collection Period:                    $__________
     H.   Invested Amount for current
          Collection Period:                    $__________
     I.   Required Series Pool Balance for current
          Collection Period:                    $__________
     J.   Senior Investor Default Holdback Amount [higher
          of item 42.F. or item 42.G. (or, in the case of
          the initial Collection Period, $12,180.24)
          x item 42.H./item 42.I.]:             $__________
43.  Amount of unreimbursed FBC Investor Charge-Offs as of
     the preceding Distribution Date:           $__________
44.  Amount of unreimbursed VBC Investor Charge-Offs as of
     the preceding Distribution Date:           $__________
45.  Subordinated Investor Default Holdback Amount:
     A.   Default rate during the Highest Collection
          Period:                                     ____%
     B.   Aggregate amount of Principal Receivables owned
          by the Trust on the first day of the current
          Collection Period:                    $__________
     C.   Series Allocation Percentage for the Series
          1994-1 for the current Collection Period:   ____%
     D.   Floating Allocation Percentage for the current
          Collection Period:                          ____%
     E.   Product of items 45.A. x 45.B. x
          45.C. x 45.D.                         $__________
     F.   Projected Investor Default Amount for current
          Collection Period:                    $__________
     G.   Subordinated Invested Amount for current
          Collection Period:                    $__________
     H.   Required Series Pool Balance for current
          Collection Period:                    $__________
     I. Subordinated Investor Default Holdback Amount [higher of item 45.E. or item 45.F. (or, in the case of the initial Collection Period,
          $12,180.24)
          x item 45.G./item 45.H.]:             $__________
46.  Spread Requirement:
     A.   Portfolio Yield for immediately preceding
          Collection Period:
          I.   Investor Finance Charge
               Collections:                     $__________
          II.  Investor Default Amount:         $__________
          III. Required Series Pool Balance:    $__________
          IV.  Portfolio Yield                       _____%
               [(item 46.A.I. - item 46.A.II.)/item
               46.A.III.]
     B.   Base Rate for immediately preceding Collection
          Period:                                    _____%
          Was Portfolio Yield less than Base Rate plus
          0.5%:                                   [Yes][No]
     C.   Portfolio Yield for second preceding Collection
          Period:
          I.   Investor Finance Charge
               Collections:                     $__________
          II.  Investor Default Amount:         $__________
          III. Required Series Pool Balance:    $__________
          IV.  Portfolio Yield                       _____%
               [(item 46.C.I. - item 46.C.II.)/item
               46.C.III.]
     D.   Base Rate for second preceding Collection
          Period:                                    _____%
          Was Portfolio Yield less than Base Rate plus
          0.5%:                                   [Yes][No]
     E. Sum of the amounts from items 21, 23, 27, 34, 38, 40 and 41 of Annex A of the Daily Reports for the
          preceding Collection Period:          $__________
     F.   Balance in Spread Account:            $__________

     Unless Portfolio Yield was less than Base Rate plus
     0.5% for immediately preceding and second preceding
     Collection Periods, the Spread Requirement shall be zero.

     If Portfolio Yield was less than Base Rate plus 0.5% for immediately preceding and second preceding
     Collection Periods, the Spread Requirement shall be amount equal to item 46E minus item 46F:

     G.   Spread Requirement:                   $__________
47.  Amount of unreimbursed Subordinated Investor Charge-
     Offs As of the preceding Distribution
     Date:                                      $__________
48.  Projected Make Whole Premium:
     Projected Make Whole Premium shall be $0 unless the
     Early Amortization Period commenced (1) on any date on or after August 31, 1997 or (2) as a result of the occurrence of an Early Amortization Event of the type described in Sections 7.01(a), (c), (e), (f), (g) or
     (j) of Series 1994-1 Supplement caused directly or indirectly by (A) the imposition of a Block Period,
     (B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and Series 1994-1
     Supplement

     A.   Remaining Scheduled Payments:
          I.   Number of remaining scheduled payments
               (i.e., 12 minus number of payments made
               since Early Amortization Period
               commenced):                           ______
          II.  Sum of the interest that would be payable on
               each remaining scheduled
               payment date:                    $__________
          III. Collection Period with highest FBC Principal
               Collections during the past three Collection
               Periods:                     _________, 199_
          IV.  Accelerated Payment (i.e., FBC Principal
               Collections during that
               Collection Period):              $__________
          V.   Remaining Scheduled Payments:    $__________
               [item 48.A.II. + item 48.A.IV.]
     B.   Remaining Average Life:
          I.   Remaining Dollar-Years:
               For each remaining scheduled payment
               multiply the amount of such such payment by
               the number of years (calculated to the
               nearest one-twelfth) from the Distribution
               Date on which the Make Whole Premium payment
               that is being calculated is to be paid to
               the Distribution Date on which such payment
               would otherwise have been made had the Early
               Amortization Period not commenced. Remaining
               Dollar-Years (i.e., aggregate of the amounts
               described in preceding paragraph:$__________
          II.  FBC Invested Amount at time of
               calculation:                     $__________
          III. Remaining Average Life:            _________
               [item 48.B.I./item 48.B.II.]
     C.   Reinvestment Yield:
          I.   Yield as shown on page 678 of the Telerate
               Service at 10:00 a.m. New York City time on
               the first day of the Collection Period (or
               if such day is not a Business Day, the first
               Business Day thereafter) for actively traded
               U.S. Treasury securities which have a yield
               to maturity closest to the Remaining Average
               Life:                                 _____%
          II.  Reinvestment Yield (i.e., yield as so
               reported, plus 0.5%):                 _____%
     D.   Discounted Value (amount obtained by discounting
          all Remaining Scheduled Payments at the
          Reinvestment Yield and aggregating such
          amounts):                             $__________
     E.   Projected Make Whole Premium:         $__________
          [item 48.D. - item 48.A.IV.]
49.  Maximum Monthly Subordinated Servicing
     Fee:                                       $__________
50.  Monthly Subordinated Servicing Fee:        $__________
     [1/12 x 0.5% x item 13; in the case of the initial
     Collection Period only,
     1/12 x 0.5% x item 13 x 1/30]
51.  Current Discount Rate:                         ______%
52.  Additional Discount Rate:
     A.   VBC Interest Rate:                        ______%
     B.   Initial VBC Interest Rate:                ______%
     C.   Monthly Payment Rate for preceding Collection
          Period:
          I.   Investor Principal Collections for preceding
               Collection Period:                $_________
          II.  Required Series Pool Balance for preceding
               Collection Period:                $_________
          III. Monthly Payment Rate for preceding
               Collection Period:                   ______%
               [item 52.C.I./item 52.C.II]
     D.   Monthly Payment Rate for second preceding
          Collection Period:
          I.   Investor Principal Collections for second
               preceding Collection Period:      $_________
          II.  Required Series Pool Balance for second
               preceding Collection Period:      $_________
          III. Monthly Payment Rate for second preceding
               Collection Period:                   ______%
               [item 52.D.I./item 52.D.II]
     E.   Monthly Payment Rate for third preceding
          Collection Period:
          I.   Investor Principal Collections for third
               preceding Collection Period:      $_________
          II.  Required Series Pool Balance for third
               preceding Collection Period:      $_________
          III. Monthly Payment Rate for third preceding
               Collection Period:                   ______%
               [item 52.E.I./item 52.E.II]
     F.   Weighted average Monthly Payment Rate:     _____%
          [(item 52.C.III. +  item 52.D.III. + item
          52.E.III.)/3]
     G.   Additional Discount Rate:                  _____%
          [((item 52.A. - item 52.B.) x 0.229091)/(item
          52.F. x 12)]

Allocation of Investor Finance Charge Collections.

If Allocation Day is in the Assumed Period complete the following information:

                                     Amount Opening Closing
                                      Due   Balance Balance

Maximum Monthly Senior Servicing Fee
FBC Monthly Interest
FBC Carryover Interest
Maximum VBC Monthly Interest
VBC Carryover Interest
Maximum VBC Unutilized Commitment Fee
VBC Carryover Unutilized Commitment
  Fee
Senior Investor Default Holdback
  Amount
Spread Requirement
Unreimbursed FBC Investor Charge-Offs
Unreimbursed VBC Investor Charge-Offs
Subordinated Investor Default Holdback
  Amount
Unreimbursed Subordinated Investor
  Charge-Offs
Projected Make Whole Premium
Unpaid Make Whole Premiums
Maximum Monthly Subordinated Servicing
  Fee
Unpaid Monthly Subordinated Servicing
  Fee

If Allocation Day is not in the Assumed Period complete the following information:

                                     Amount Opening Closing
                                      Due   Balance Balance

Monthly Senior Servicing Fee
FBC Monthly Interest
FBC Carryover Interest
VBC Monthly Interest
VBC Carryover Interest
VBC Unutilized Commitment Fee
VBC Carryover Unutilized Commitment
  Fee
Senior Investor Default Holdback
  Amount
Spread Requirement
Unreimbursed FBC Investor Charge-Offs
Unreimbursed VBC Investor Charge-Offs
Subordinated Investor Default Holdback
  Amount
Unreimbursed Subordinated Investor
  Charge-Offs
Projected Make Whole Premium
Unpaid Make Whole Premiums
Monthly Subordinated Servicing Fee
Unpaid Monthly Subordinated Servicing
  Fee

Add, as applicable, one of the following: (1) Allocation of Investor Finance Charge Collections During Revolving
Period, (2) Allocation of Investor Finance Charge
Collections During Controlled Amortization Period or (3)
Allocation of Investor Finance Charge Collections During
Early Amortization Period.

Allocation of Investor Principal Collections During
Revolving Period.

53.  Investor Principal Collections (including, on last day
     of each Collection Period, Finance Charge Collections
     reallocated as Principal Collections
     on such last day):                         $__________
54.  FBC Principal Collections:                 $__________
     [item 53 x item 16]
55.  VBC Principal Collections:                 $__________
     [item 53 x item 17]
56.  Subordinated Principal Collections:        $__________
     [item 53 x item 18]
57.  Required Series Pool Balance for
     Collection Period:                         $__________
58.  Series Pool Balance at close of business on the
     previous Business Day:                     $__________
59.  Balance of Retained Amount Account:        $__________
60.  Deposit, if any, to Retained Amount
     Account:                                   $__________
     [Amount, if positive, after subtracting sum of items
     58 and 59 from item 60]

Allocation of FBC Principal Collections.

61.  Unreimbursed FBC Investor Charge-Offs as of the
     preceding Distribution Date:               $__________
62.  Subordinated Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs and unreimbursed
     VBC Investor Charge-Offs:                  $__________
63.  FBC portion of Collections described in
     item 62:                                   $__________
     [item 14 x item 61]
64.  FBC Principal Collections to be retained pursuant to
     Section 4.01(d)(i)(A) of the Series 1994-1
     Supplement:                                $__________
     [item 61 - item 63]
65.  Remaining FBC Principal Collections:       $__________
     [item 54 - item 64]
66.  FBC portion of deposit required to be made to Retained
     Amount Account:                            $__________
     [item 16 x item 60]
67.  Remaining FBC Principal Collections:       $__________
     [item 65 - item 66]
68.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
69.  Remaining FBC Principal Collections to be distributed
     to Depositor:                              $__________
     [item 67 - item 68]

Allocation of VBC Principal Collections.

70.  Unreimbursed VBC Investor Charge-Offs as of the
     preceding Distribution Date:               $__________
71.  Subordinated Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs and unreimbursed
     VBC Investor Charge-Offs:                  $__________
72.  VBC portion of Collections described in
     item 71:                                   $__________
     [item 15 x item 71]
73.  VBC Principal Collections to be retained pursuant to
     Section 4.01(d)(ii)(A) of the Series 1994-1
     Supplement:                                $__________
     [item 70 - item 72]
74.  Remaining VBC Principal Collections:       $__________
     [item 55 - item 73]
75.  VBC portion of deposit required to be made to Retained
     Amount Account:                            $__________
     [item 17 x item 60]
76.  Remaining VBC Principal Collections:       $__________
     [item 74 - item 75]
77.  Deposit, if any, to Prepayment Account:    $__________
78.  Remaining VBC Principal Collections:       $__________
     [item 76 - item 77]
79.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
80.  Remaining VBC Principal Collections to
     be distributed to Depositor:               $__________
     [item 78 - item 79]

Allocation of Subordinated Principal Collections.

81.  For the last day of the Collection Period only.
     A.   Amount of Investor Finance Charge Collections
          allocated during the Collection Period on account
          of the Senior Investor Default
          Holdback Amount:                      $__________
     B.   Portion of Investor Default Amount for the
          Collection Period attributable to the Fixed Base
          Certificates and the Variable Base Certificate:
          [Investor Default Amount x (item 11 + item
          12)/item 13]                          $__________
     C.   Subordinated Principal Collections to be
          reallocated on the last day of the Collection
          Period:                               $__________
          [item 81.A. - item 81.B.]
82.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 56 - item 81.C.]
83.  Unreimbursed Investor Charge-Offs as of the preceding
     Distribution Date:                         $__________
84.  Investor Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs, unreimbursed
     VBC Investor Charge-Offs and unreimbursed Subordinated
     Investor Charge-Offs:                      $__________
85.  Subordinated Principal Collections to be retained
     pursuant to Section 4.01(d)(iii)(B) of the Series
     1994-1 Supplement:                         $__________
     [item 83 - item 84]
86.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 82 - item 85]
87.  Subordinated Certificate portion of deposit required
     to be made to Retained Amount Account:     $__________
     [item 18 x item 60]
88.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 86 - item 87]
89.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
90.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 88 - item 89]


                   [End of Daily Report]
Allocation of Investor Principal Collections During
Controlled Amortization Period.

53.  Investor Principal Collections (including, on last day
     of each
     Collection Period, reallocated Principal
     Collections):                              $__________
54.  FBC Principal Collections:                 $__________
     [item 53 x item 16]
55.  VBC Principal Collections:                 $__________
     [item 53 x item 17]
56.  Subordinated Principal Collections:        $__________
     [item 53 x item 18]
57.  Required Series Pool Balance for
     Collection Period:                         $__________
58.  Series Pool Balance at close of business on the
     previous Business Day:                     $__________
59.  Balance of Retained Amount Account:        $__________
60.  Deposit, if any, to Retained Amount
     Account:                                   $__________
     [Amount, if positive, after subtracting sum of items
     58 and 59 from item 57]

Allocation of FBC Principal Collections.

61.  FBC Controlled Distribution Amount:        $__________
     [FBC Invested Amount at end of Revolving Period/12]
62.  FBC Principal Collections previously allocated to
     pay the FBC Controlled Distribution
     Amount:                                    $__________
63.  FBC Principal Collections allocated to
     pay the FBC Controlled Distribution
     Amount:                                    $__________
     [item 61 - item 62]
64.  Remaining FBC Principal Collections:       $__________
     [item 54 - item 63]
65.  Unreimbursed FBC Investor Charge-Offs as of the
     preceding Distribution Date:               $__________
66.  Subordinated Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs and unreimbursed
     VBC Investor Charge-Offs:                  $__________
67.  FBC portion of Collections described
     in item 66:                                $__________
     [item 14 x item 66]
68.  FBC Principal Collections to be retained pursuant to
     Section 4.01(e)(i)(B) of the Series 1994-1
     Supplement:                                $__________
     [item 64 - item 67]
69.  Remaining FBC Principal Collections:       $__________
     [item 64 - item 68]
70.  FBC portion of deposit required to be made to Retained
     Amount Account:                            $__________
     [item 16 x item 60]
71.  Remaining FBC Principal Collections:       $__________
     [item 69 - item 70]
72.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
73.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 71 - item 72]

Allocation of VBC Principal Collections.

74.  VBC Controlled Distribution Amount:        $__________
75.  VBC Principal Collections previously allocated to
     pay the VBC Controlled Distribution
     Amount:                                    $__________
76.  VBC Principal Collections allocated to
     pay the VBC Controlled Distribution
     Amount:                                    $__________
     [item 74 - item 75]
77.  Remaining VBC Principal Collections:       $__________
     [item 55 - item 76]
78.  Unreimbursed VBC Investor Charge-Offs as of the
     preceding Distribution Date:               $__________
79.  Subordinated Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs and unreimbursed
     VBC Investor Charge-Offs:                  $__________
80.  VBC portion of Collections described
     in item 79:                                $__________
     [item 15 x item 79]
81.  VBC Principal Collections to be retained pursuant to
     Section 4.01(d)(ii)(A) of the Series 1994-1
     Supplement:                                $__________
     [item 78 - item 80]
82.  Remaining VBC Principal Collections:       $__________
     [item 77 - item 81]
83.  VBC portion of deposit required to be made to Retained
     Amount Account:                            $__________
     [item 17 x item 60]
84.  Remaining VBC Principal Collections:       $__________
     [item 82 - item 83]
85.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
86.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 84 - item 85]

Allocation of Subordinated Principal Collections.

87.  For the last day of the Collection Period only.
     A.   Amount of Investor Finance Charge Collections
          allocated during the Collection Period on account
          of the Senior Investor Default
          Holdback Amount:                      $__________
     B.   Portion of Investor Default Amount for the
          Collection Period attributable to the Fixed Base
          Certificates and the Variable Base Certificate:
          [Investor Default Amount x (item 11 +
          item 12)/item 13]                     $__________
     C.   Subordinated Principal Collections to be
          reallocated on the last day of the Collection
          Period:                               $__________
          [item 87.A. - item 87.B.]
88.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 56 - item 87.C.]
89.  Unreimbursed Investor Charge-Offs as of the preceding
     Distribution Date:                         $__________
90.  Investor Principal Collections retained since
     commencement of Collection Period to reimburse
     unreimbursed FBC Investor Charge-Offs, unreimbursed
     VBC Investor Charge-Offs and unreimbursed Subordinated
     Investor Charge-Offs:                      $__________
91.  Subordinated Principal Collections to be retained
     pursuant to Section 4.01(d)(iii)(B) of the Series
     1994-1 Supplement:                         $__________
     [item 89 - item 90]
92.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 88 - item 91]
93.  Subordinated Certificate portion of deposit required
     to be made to Retained Amount Account:     $__________
     [item 18 x item 60]
94.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 92 - item 93]
95.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
96.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 94 - item 95]

                   [End of Daily Report]
Allocation of Investor Principal Collections During Early
Amortization Period.

53.  Investor Principal Collections (including, on last day
     of each Collection Period, reallocated Principal
     Collections):                              $__________
54.  FBC Principal Collections:                 $__________
     [item 53 x item 16]
55.  VBC Principal Collections:                 $__________
     [item 53 x item 17]
56.  Subordinated Principal Collections:        $__________
     [item 53 x item 18]
57.  Required Series Pool Balance for
     Collection Period:                         $__________
58.  Series Pool Balance at close of business on the
     previous Business Day:                     $__________
59.  Balance of Retained Amount Account:        $__________
60.  Deposit, if any, to Retained Amount
     Account:                                   $__________
     [Amount, if positive, after subtracting sum of items
     58 and 59 from item 60]

Allocation of FBC Principal Collections.

61.  FBC Invested Amount at beginning of preceding
     Distribution Date:                         $__________
62.  FBC Principal Collections previously allocated to
     pay the FBC Invested Amount:               $__________
63.  FBC Principal Collections allocated to pay the FBC
     Controlled Distribution Amount:            $__________
     [item 61 - item 62]
64.  Remaining FBC Principal Collections:       $__________
     [item 54 - item 63]
65.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
66.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 64 - item 65]

Allocation of VBC Principal Collections.

67.  VBC Invested Amount at beginning of preceding
     Distribution Date:                         $__________
68.  VBC Principal Collections previously allocated to
     pay the VBC Invested Amount:               $__________
69.  VBC Principal Collections allocated to pay the VBC
     Controlled Distribution Amount:            $__________
     [item 67 - item 68]
70.  Remaining VBC Principal Collections:       $__________
     [item 54 - item 69]
71.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
72.  Remaining Subordinated Principal Collections to be
     distributed to Depositor:                  $__________
     [item 70 - item 72]

Allocation of Subordinated Principal Collections.

73.  For the last day of the Collection Period only.
     A.   Amount of Investor Finance Charge Collections
          allocated during the Collection Period on account
          of the Senior Investor Default
          Holdback Amount:                      $__________
     B.   Portion of Investor Default Amount for the
          Collection Period attributable to the Fixed Base
          Certificates and the Variable Base Certificate:
          [Investor Default Amount x (item 11 +
          item 12)/item 13]                     $__________
     C.   Subordinated Principal Collections to be
          reallocated on the last day of the Collection
          Period:                               $__________
          [item 73.A. - item 73.B.]
74.  Remaining Subordinated Principal
     Collections:                               $__________
     [item 56 - item 73.C.]
75.  Deposit, if any, to Successor Servicer
     Account:                                   $__________
76.  Remaining Subordinated Principal Collections to be
     distributed to Depositor or to Holder of the
     Subordinated Certificate:                  $__________
     [item 74 - item 75]


                   [End of Daily Report]

                                                  EXHIBIT C


                     GOTTSCHALKS INC.

                   Officer's Certificate


          We, the undersigned, each duly authorized officers of Gottschalks Inc., a Delaware corporation (the
"Servicer"), DO HEREBY CERTIFY that:

          1.   This certificate is furnished pursuant to
Section 3.05 of the Pooling and Servicing Agreement, dated as of even date herewith (the "Pooling and Servicing
Agreement"), among Gottschalks Credit Receivables
Corporation, a Delaware corporation, as depositor, the Servicer, and Bankers Trust Company, a New York banking corporation, as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing
Agreement.

          2. The Servicer is, as of the date hereof, the servicer under the Pooling and Servicing Agreement.

          3. The undersigned are duly authorized by the Servicer to execute and deliver this Certificate to the Trustee.

          4. A review of the activities of the Servicer during the calendar year ended December __, 199_ and of its performance under the Pooling and Servicing Agreement was conducted under our supervision.

          5. Based on such review, the Servicer has, to the best of our knowledge, performed in all material respects its obligations under the Pooling and Servicing
Agreement and there has been no default in the performance of any such obligations [except as set forth in paragraph 6 below].

          [6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to us to have been made by the Servicer during the calendar year ended December __, 199_, which sets forth in detail the (i) nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each default.]

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this ____ day of ______________, ____.




                              Name:
                              Title:



                              Name:
                              Title:

                                                  EXHIBIT D

          FORM OF MONTHLY SERVICER'S CERTIFICATE

      (To be delivered pursuant to Subsection 3.04(c) of the Agreement on each Determination Date)


           GOTTSCHALKS CREDIT CARD MASTER TRUST


          The undersigned, a duly authorized representative of Gottschalks Inc., as servicer (the "Servicer") pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Agreement"), by and among Gottschalks
Credit Receivables Corporation, as depositor (the
"Depositor"), the Servicer and Bankers Trust Company, as trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

2. Gottschalks Inc. is as of the date hereof the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   The aggregate amount of Collections processed for the
     Collection Period for this Distribution Date was equal
     to . . . . . . . . . . . . . . . . . . $______________

5. The aggregate amount of such Collections allocated to Principal Receivables for the Collection Period for this Distribution Date was equal to. . $______________

6.   The aggregate amount of such Collections allocated to
     Finance Charge Receivables for the Collection Period
     for this Distribution Date was equal
     to . . . . . . . . . . . . . . . . . . $______________

7. The aggregate amount of Collections allocated to Principal Receivables for the Collection Period for this Distribution Date was allocated among the Holder of the Exchangeable Certificate and the Series as follows:

     Exchangeable Certificate . . . . . . . . . . . . ____%
     Series 1994-1. . . . . . . . . . . . . . . . . . ____%
     Series ______. . . . . . . . . . . . . . . . . . ____%
     etc.

8. The aggregate amount of Collections allocated to Finance Charge Receivables for the Collection Period for this Distribution Date was allocated among the Holder of the Exchangeable Certificate and the Series as follows:

     Exchangeable Certificate . . . . . . . . . . . . ____%
     Series 1994-1. . . . . . . . . . . . . . . . . . ____%
     Series ______. . . . . . . . . . . . . . . . . . ____%
     etc.

9. The aggregate amount of Defaulted Receivables for the Collection Period for this Distribution Date was allocated among the Holder of the Exchangeable
     Certificate and the Series as follows:

     Exchangeable Certificate . . . . . . . . . . . . ____%
     Series 1994-1. . . . . . . . . . . . . . . . . . ____%
     Series ______. . . . . . . . . . . . . . . . . . ____%
     etc.

10. The Required Series Pool Balance for each Series and the Invested Amounts for each Class within each Series, after giving effect to all payments to be made on this Distribution Date, are as follows:

     Series 1994-1
     Fixed Base Certificates                $______________
     Variable Base Certificate              $______________
     Subordinated Certificate               $______________
     Required Series Pool Balance           $______________

     Series
     _______________________                $______________
     _______________________                $______________
     Required Series Pool Balance           $______________
     etc.

11. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.01 of the Agreement.

12. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Depositor and the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert
     "None"].

13. As of the date hereof, to the best knowledge of the undersigned, [no Early Amortization Event has occurred and is continuing] [an Early Amortization Event has occurred with respect to Series_____].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.


                                 GOTTSCHALKS INC.,
                                   as Servicer



                                 By:_______________________
                                    Servicing Officer
                                                  EXHIBIT E


                   FORM OF REASSIGNMENT

          REASSIGNMENT No. ____ OF RECEIVABLES, dated as of
____________, ___ (this "Reassignment"), among GOTTSCHALKS
CREDIT RECEIVABLES CORPORATION, a Delaware corporation (the
"Depositor"), GOTTSCHALKS INC., a Delaware corporation (the
"Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement.

                   W I T N E S S E T H:

          WHEREAS, the Depositor, the Servicer and the Trustee are parties to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing
Agreement");

          WHEREAS, pursuant to the Pooling and Servicing
Agreement, the Depositor desires to remove all Receivables arising in certain designated Accounts (the "Removed
Accounts") from the Trust and to cause the Trustee to reconvey the Receivables arising in such Removed Accounts, whether now existing or hereafter created, from the Trust to the Depositor; and

          WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables arising in the Removed Accounts subject to the terms and conditions hereof;

          NOW, THEREFORE, the Depositor, the Servicer and the Trustee hereby agree as follows:

          1. Designation of Removed Accounts. Attached hereto as Exhibit 1 is a true and complete list of all Removed Accounts specifying for each such Removed Account, as of the Removal Notice Date, its account number, the aggregate amount of Receivables outstanding in such Removed
Account and the aggregate amount of Principal Receivables in such Removed Account.

          2. Conveyance of Receivables. The Trustee does hereby sell, transfer, assign, set over and otherwise convey, without recourse or warranty of any kind whatsoever, to the Depositor, all of the Trust's right, title and interest in, to and under the Receivables owned by the Trust at the close of business on the Removal Date now existing and hereafter created in the Removed Accounts, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including
"proceeds", as defined in Section 9306 of the UCC as in effect in the State of California, and Recoveries).

          3.  Representations and Warranties of the
Depositor. The Depositor hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Reassignment and as of the Removal Date, that:

          (a) the Depositor believes that the process used to select the Removed Accounts listed on Schedule 1 hereto
(x) is not materially adverse to the interests of the Certificateholders, and (y) was conducted on a random basis;

          (b) the Depositor reasonably believes that the removal of the Removed Account from the Trust will not result in the occurrence of an Early Amortization Event;

          (c)  after giving effect to the removal of
Removed Accounts, the Pool Balance shall not be less than 15% in excess of the Required Pool Balance; and

          (d) after giving effect to the proposed action, there will be no material adverse change in the average yield on the Pool Balance, average age of Accounts remaining within the Pool or the rate of delinquencies experienced by the Pool, in each case as a result of the proposed action.

          4.  Governing Law.  THIS REASSIGNMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                    GOTTSCHALKS CREDIT RECEIVABLES
                    CORPORATION, as Depositor


                    Name:
                    Title:


                    GOTTSCHALKS INC., as Servicer



                    Name:
                    Title:


                    BANKERS TRUST COMPANY, not in its
                    individual capacity, but solely in its
                    capacity as Trustee



                    Name:
                    Title:

                                                  EXHIBIT F


        GOTTSCHALKS CREDIT RECEIVABLES CORPORATION

                   Officer's Certificate


          I, the undersigned, _______________ of
Gottschalks Credit Receivables Corporation, a Delaware corporation (the "Company"), DO HEREBY CERTIFY that:

          1.   This certificate is furnished pursuant to
Section 2.08(d)(ii) of the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Pooling and Servicing
Agreement"), among the Company, as depositor, Gottschalks
Inc., a Delaware corporation, as servicer and Bankers Trust
Company, a New York banking corporation, as trustee.
Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

          2.   The process used to select the Supplemental
Accounts listed in the notice, dated ________ __, ____, delivered pursuant to Section 2.08(d) of the Pooling and Servicing Agreement, (x) is not materially adverse to the interests of the Certificateholders, and (y) was conducted on a random basis.

          IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ____________, ____.



                         Name:
                         Title:

                                                  EXHIBIT G


        GOTTSCHALKS CREDIT RECEIVABLES CORPORATION

                   Officer's Certificate


          I, the undersigned, _______________ of
Gottschalks Credit Receivables Corporation, a Delaware corporation (the "Company"), DO HEREBY CERTIFY that:

          1.   This certificate is furnished pursuant to
Section 2.06(b)((ii) of the Pooling and Servicing
Agreement, dated as of March 30, 1994 (the "Pooling and
Servicing Agreement"), among the Company, as depositor, Gottschalks Inc., a Delaware corporation, as servicer and Bankers Trust Company, a New York banking corporation, as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

          2.   After giving effect to the removal of
Removed Accounts, the Pool Balance shall not be less than 15% in excess of the Required Pool Balance.

          3.   The process used to select the Removed
Accounts listed in the notice, dated ________ __, ____, delivered pursuant to Section 2.06(b)(iii) of the Pooling and Servicing Agreement (x) is not materially adverse to the interests of the Certificateholders, and (y) was conducted on a random basis.

          4. The Company reasonably believes that the removal of the Removed Account from the Trust will not result in the occurrence of an Early Amortization Event.

          5. After giving effect to the proposed action, there will be no material adverse change in the average yield on the Pool Balance, average age of Accounts remaining within the Pool or the rate of delinquencies experienced by the Pool, in each case as a result of the proposed action.

          IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ____________, ____.



                         Name:
                         Title:

                                                EXHIBIT H-1


               FORM OF SECURITIES ACT LEGEND


          THIS CERTIFICATE HAS NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
     ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR
     OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH
     REGISTRATION OR AN EXEMPTION THEREFROM.  THE
     TRANSFER OF THIS CERTIFICATE IS SUBJECT TO
     CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN
     THE POOLING AND SERVICING AGREEMENT AND THE
     SERIES 1994-1 SUPPLEMENT TO THE POOLING AND
     SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE
     IS ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE
     TRUSTEE UPON REQUEST).
                                                EXHIBIT H-2


                   FORM OF ERISA LEGEND


    THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE
        ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)
                                                  EXHIBIT I









GOTTSCHALKS CREDIT RECEIVABLES CORPORATION

Purchaser





and





GOTTSCHALKS INC.

Seller







RECEIVABLES PURCHASE AGREEMENT






Dated as of March 30, 1994

                     TABLE OF CONTENTS

                                                       Page


ARTICLE I
                              Definitions . . . . . . . . 1

SECTION 1.01.  Definitions. . . . . . . . . . . . . . . . 1
SECTION 1.02.  Other Definitional Provisions. . . . . . . 1

ARTICLE II
                    Conveyance of Receivables . . . . . . 2

SECTION 2.01.  Conveyance of Receivables. . . . . . . . . 2
SECTION 2.02.  Representations and Warranties of the
               Seller Relating to the Seller and the
               Agreement. . . . . . . . . . . . . . . . . 5
SECTION 2.03.  Representations and Warranties of the
               Seller Relating to the Receivables . . . . 9
SECTION 2.04.  Repurchase of Receivables. . . . . . . . .10
SECTION 2.06.  Customer Service Adjustments . . . . . . .16

ARTICLE III
          Administration and Servicing of Receivables . .16

SECTION 3.01.  Acceptance of Appointment and Other
               Matters Relating to the Servicer . . . . .16
SECTION 3.02.  Servicing Compensation . . . . . . . . . .17
SECTION 3.03.  Allocations and Applications of
               Collections and Other Funds. . . . . . . .17

ARTICLE IV
          Other Matters Relating to the Seller. . . . . .17

SECTION 4.01.  Merger or Consolidation of, or
               Assumption, of the Obligations of
               the Seller . . . . . . . . . . . . . . . .17
SECTION 4.02.  Seller Indemnification of the Purchaser. .18

ARTICLE V
                              Termination . . . . . . . .19

SECTION 5.01.  Termination. . . . . . . . . . . . . . . .19

ARTICLE VI
                    Miscellaneous Provisions. . . . . . .19

SECTION 6.01.  Amendment. . . . . . . . . . . . . . . . .19
SECTION 6.02.  Limited Recourse . . . . . . . . . . . . .21
SECTION 6.03.  No Petition. . . . . . . . . . . . . . . .21
SECTION 6.04.  GOVERNING LAW. . . . . . . . . . . . . . .21
SECTION 6.05.  Notices. . . . . . . . . . . . . . . . . .22
SECTION 6.06.  Severability of Provisions . . . . . . . .22
SECTION 6.07.  Assignment . . . . . . . . . . . . . . . .22
SECTION 6.08.  No Waiver; Cumulative Remedies . . . . . .22
SECTION 6.09.  Counterparts . . . . . . . . . . . . . . .22
SECTION 6.10.  Third-Party Beneficiaries. . . . . . . . .22
SECTION 6.11.  Merger and Integration . . . . . . . . . .23
SECTION 6.12.  Headings . . . . . . . . . . . . . . . . .23
SECTION 6.13.  Rule 144A Information. . . . . . . . . . .23



Schedule I     List of Accounts

          RECEIVABLES PURCHASE AGREEMENT, dated as of March 30, 1994, between GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, a Delaware corporation, (the "Purchaser"), and
GOTTSCHALKS INC., a Delaware corporation, (the "Seller").


                    W I T N E S E T H:


          WHEREAS, the Seller in the ordinary course of its business finances the purchase of merchandise by consumers pursuant to consumer revolving credit card accounts thereby generating certain payment obligations;

          WHEREAS, the Seller wishes to sell certain of such existing and future payment obligations from time to time to the Purchaser; and

          WHEREAS, the Purchaser desires initially to sell such payment obligations to the Gottschalks Credit Card
Master Trust, pursuant to a Pooling and Servicing Agreement dated as of March 30, 1994 (as the same may from time to time be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, the Seller, as servicer, and Bankers Trust
Company, as Trustee .

          NOW, THEREFORE, the parties hereto agree as follows:


ARTICLE I

Definitions

          SECTION 1.01.  Definitions.  Capitalized terms
used herein but not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.
In addition, the term "Agreement" means this Receivables
Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          SECTION 1.02.  Other Definitional Provisions.
(a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule, and Exhibit references are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


ARTICLE II

Conveyance of Receivables

          SECTION 2.01.  Conveyance of Receivables.
(a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Purchaser on the initial Closing Date, (a) all of the Seller's right, title and interest in, to and under the Receivables existing at the close of business on the Cut-
Off Date and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9306 of the UCC as in effect in the State of California, and Recoveries) and (b) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables.
Subject to Article V hereof, as of each Business Day prior to the earlier of (x) the occurrence of a Liquidation Event specified in Section 9.02(b) of the Pooling and Servicing
Agreement and (y) the Trust Termination Date (each, a
"Purchase Date"), the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse
(except as expressly provided herein), to the Purchaser, all of the Seller's right, title and interest in, to and under the Receivables (other than any Receivables created in a Removed Account from and after the applicable Removal
Date, as provided in Section 2.06(c) of the Pooling and Servicing Agreement) owned by the Seller at the close of business on such Purchase Date and not theretofore conveyed to the Purchaser, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9306 of the UCC as in effect in the State of California, and Recoveries). The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Purchaser of any obligation of the Servicer, the Seller or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Obligors.

          (b)  In connection with such sale, transfer,
assignment, set-over and conveyance the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) naming the Seller as "seller" and the Purchaser as "buyer" thereon with respect to the Receivables now existing and hereafter created for the sale of "accounts" (as defined in Section 9106 of the UCC as in effect in any state where the Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the sale and assignment of the Receivables to the Purchaser, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Purchaser on or prior to the initial Closing Date, and in the case of any continuation statements filed pursuant to this Section
2.01, as soon as practicable after receipt thereof by the Seller. The Purchaser shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales to the Purchaser.

          (c)  The Seller further agrees, at its own
expense, on or prior to the date on which each Charge
Account becomes an Account, to indicate in its computer files that the Receivables created in connection with such Account have been sold to the Purchaser pursuant to this Agreement and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificate-holders and the other Beneficiaries and (b) not less than weekly, to deliver to the Purchaser a computer file or microfiche or written list containing a true and complete list of all Accounts specifying for each Account (i) its account number, (ii) the aggregate amount of Receivables outstanding in such Account and (iii) the aggregate amount of Principal Receivables in such Account. Such file, microfiche or list, as supplemented from time to time, shall be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          (d)  The purchase price (the "Purchase
Consideration") with respect to Receivables sold hereunder shall be as follows: (i) on the initial Closing Date, an amount equal to $40,000,000 less certain gross costs and expenses related to such purchase and sale of Receivables and the establishment of the securitization program with respect thereto, plus capital contribution in the amount of the balance of the Receivables transferred on such date and
(ii) on each Purchase Date thereafter, a price agreed to by the Purchaser and the Seller at the time of such purchase by the Purchaser; provided, however, that such price shall not, in the opinion of the Purchaser, be materially less favorable to the Purchaser than prices for transactions of a generally similar character at the time of the purchase taking into account the quality of such Receivables and other pertinent factors; and provided, further, that such consideration shall in any event not be less than reasonably equivalent value therefor.

          (e) The Purchase Consideration for Receivables sold on the initial Closing Date and on each subsequent
Purchase Date shall be paid or provided for on the initial
Closing Date or each such Purchase Date, as the case may be, in either of the following ways, or any combination thereof: (i) by payment in cash in immediately available funds; or (ii) in the event that the total Purchase
Consideration due on the initial Closing Date or each subsequent Purchase Date is not paid in full in cash by the Purchaser, the Seller shall be deemed to have made a capital contribution to the Purchaser in an amount equal to such cash shortfall.

          (f) The Purchaser shall pay all amounts to be paid in cash with respect to the purchases of Receivables from the Seller on the date of each such purchase thereof.
All payments hereunder shall be made not later than the close of business (New York City time) on the date specified therefor in lawful money of the United States of America in same day funds to the bank account designated in writing by the Seller to the Purchaser from time to time.
Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          (g)  Subject to Article V hereof, on each
Business Day, the Seller shall evidence the sale, transfer, assignment, set over and conveyance of all its Receivables not theretofore conveyed to the Purchaser by delivering to the Purchaser a receivables transmittal (a "Receivables
Transmittal") specifying to the Purchaser the aggregate outstanding balance of such Receivables.

          Upon the receipt by the Seller on any Purchase
Date of the Purchase Consideration for the Receivables to be sold by the Seller on such date, all the Seller's right, title and interest in and to such Receivables shall have been sold, assigned, transferred, conveyed and set over to the Purchaser.

          (h) The parties hereto intend that the transfers of Receivables effected by this Agreement shall be and shall be treated as a purchase by the Purchaser and a sale by the Seller of the Receivables and not as a lending transaction. In the event that, notwithstanding such express intent of the parties, a court of competent jurisdiction were to hold that this Agreement evidences a loan rather than a sale, then the Seller shall be deemed to have granted to the Purchaser as of the date hereof a security interest (as defined in the UCC as in effect in California) in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds of such Receivables and Recoveries, which grant is enforceable with respect to Receivables and the proceeds thereof upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof, upon such creation. If this Agreement constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statement described in this
Section 2.01 and in the case of the Receivables hereafter created and proceeds thereof, upon such creation, the Purchaser shall have a first priority security interest in such property (subject to Section 9306 of the UCC as in effect in California), except for Permitted Liens.

          SECTION 2.02.  Representations and Warranties of
the Seller Relating to the Seller and the Agreement.  The
Seller hereby represents and warrants to the Purchaser that, as of each Closing Date:

          (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing and in good standing under the law of the State of Delaware and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Seller is duly
qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c)  Due Authorization.  The execution and
delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d) No Conflict. The execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

          (e) No Violation. The execution and delivery of this Agreement by the Seller, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any Requirements of Law applicable to the Seller or give rise to an adverse claim upon the Seller or the Receivables.

          (f) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement,
(iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would affect the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income or franchise tax attributes of the Trust and of the Investor Certificates under the United
States Federal or any State income or franchise tax systems. There are no injunctions, writs, restraining orders or other orders of any nature that would adversely affect the performance by the Seller of its obligations under this Agreement or the transactions contemplated hereby.

          (g) All Consents Required. All authorizations, consents, orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement, and the fulfillment by the Seller of the terms hereof or thereof, have been obtained.

          (h) Enforceability. This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

          (i)  Place of Business; Legal Name.  (i) The
principal place of business of the Seller is located in Fresno, California and the offices where the Seller keeps its records concerning the Receivables and related contracts are located in Fresno, California and there have been no other such locations during the prior four month period.

              (ii)  The legal name of the Seller is as set
forth in this Agreement, and the Seller has no tradenames, fictitious names, assumed names or "doing business as" names, except for "Village East".

          (j) Use of Proceeds. No proceeds of the sale of any Receivables will be used by the Seller to purchase or carry any margin security.

          (k)  Record of Accounts.  Schedule I to this
Agreement (as in effect on the date in question) is an accurate and complete listing in all material respects of all of the Accounts, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects.

          (l)  Tax Returns.  The Seller has filed all
required tax returns on a timely basis.

          (m)  Compliance with Laws.  The Seller has
complied with all applicable laws, rules, regulations and orders in respect of the conduct of its business and the ownership of its properties and purchased assets, and has maintained all applicable permits, certifications, licenses and other rights of whatever nature necessary for the conduct of its business.

          (n)  Pension Plans.  All pension or profit
sharing plans of the Seller and its consolidated subsidiaries have been fully funded in accordance with the Seller's applicable pension or profit sharing plan agreements.

          (o) Solvency. The Seller (i) is not insolvent and will not become insolvent after giving effect to the transactions contemplated hereby, (ii) is paying its debts as such debts become due and (iii) after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

          (p) Business Reasons for Sale. The Seller has valid business reasons for selling the Receivables to the Purchaser under this Agreement and is not obtaining a loan secured by the Receivables as collateral. The Seller will to the fullest extent permitted by generally accepted accounting principles and by applicable law, record each purchase hereunder as a sale on its books and records, reflect each purchase in its financial statements and tax returns as a sale and recognize gain or loss, as the case may be, on each purchase hereunder.

          (q) No Material Adverse Effect. There has been no material adverse change with respect to the Seller's operations, including its ability to perform its obligations under this Agreement.

          The representations and warranties set forth in this Section 2.02 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

          In the event of any breach of any of the representations and warranties set forth in this Section
2.02 and if, as a result of any such breach, the Purchaser shall be obligated to purchase the Investors' Interest and/or the Depositor Interest pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall repurchase such Investors' Interest and/or Depositor
Interest, as the case may be, and shall pay to the Purchaser on the Business Day preceding the Distribution
Date on which such purchase of the Investors' Interest and/or the Depositor Interest, as applicable, is to be made by the Purchaser an amount equal to the purchase price therefor as specified in Section 2.03 of the Pooling and Servicing Agreement. The obligation of the Seller to purchase such Investors' Interest and/or Depositor
Interest, as the case may be, pursuant to this Section 2.02 shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this Section 2.02 available to the Purchaser and to the Holders of the Investor Certificates and/or the Holder of the Exchangeable Certificate (or the Trustee on behalf of such Certificateholders).

          SECTION 2.03.  Representations and Warranties of
the Seller Relating to the Receivables. The Seller hereby represents and warrants to the Purchaser as of the initial
Closing Date and each Purchase Date that:

          (a) No Liens. Each Receivable sold hereunder has been conveyed to the Purchaser free and clear of any Lien (except for Permitted Liens) and the Purchaser has received good title to each such Receivable.

          (b)  All Consents Required.  All appraisals,
consents, orders, approvals, authorizations or other actions of any Person or any governmental body or official required in connection with the conveyance of each Receivable hereunder to the Purchaser have been duly obtained and are in full force and effect.

          (c) Valid Sale. This Agreement constitutes a valid sale, transfer, assignment, set-over and conveyance to the Purchaser of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created and arising in connection with the Accounts, all proceeds of such Receivables and Recoveries and such Receivables and all proceeds thereof will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates except for Permitted Liens.

          (d) Account or General Intangible. The Seller has taken no action to cause any Receivable sold hereunder to be anything other than an "account" or "general intangible" (each as defined in Section 9106 of the UCC).
The Seller has taken no action to evidence any Receivable sold hereunder by any "instrument" or "chattel paper" (as defined in Section 9105 of the UCC).

          The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Purchaser. Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in this Section
2.03, the party discovering such breach shall give prompt written notice to the other party.

          SECTION 2.04.  Repurchase of Receivables.  In the
event any representation or warranty under Section 2.03 is not true and correct as of the date specified therein with respect to any Receivable or Account and the Purchaser is, as the result of any such breach, required to accept a reassignment of such Receivable or all Receivables in such Account pursuant to Section 2.04(c) of the Pooling and Servicing Agreement, then, within thirty (30) days (or such longer period as may be agreed to by the Purchaser) of the earlier to occur of the discovery of any such event by the Seller or the Purchaser, or receipt by the Seller or the Purchaser of written notice of any such event given by the Trustee or any Enhancement Provider, the Seller shall, unless a Liquidation Event has occurred, repurchase the Receivable or Receivables of which the Purchaser is required to accept reassignment pursuant to the Pooling and Servicing Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

          The Seller shall purchase each such Receivable pursuant to this Section 2.04 by making a payment to the Purchaser in immediately available funds on the Business
Day preceding the Distribution Date on which such reassignment is to occur in an amount equal to the Purchase
Consideration for such Receivable. Upon payment of the Purchase Consideration, the Purchaser shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to such Receivable and all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to the Purchaser and to the Certificateholders (or the Trustee on behalf of Certificateholders).

          SECTION 2.05.  Covenants of the Seller.  So long
as the Purchaser shall have any ownership interest in any Receivables sold by the Seller or until a termination date pursuant to Section 5.01 shall have occurred, whichever is later, the Seller covenants that:

          (a)  Receivables to be Accounts or General
Intangibles. The Seller shall take no action to cause any Receivable sold hereunder to be evidenced by any "instrument" or "chattel paper" (as defined in Section 9105 of the UCC). The Seller shall take no action to cause any Receivable sold hereunder to be anything other than an "account" or "general intangible" (each as defined in Section 9106 of the UCC). In the event that any Receivable sold hereunder shall, at any time, be evidenced by any "instrument" or "chattel paper", the Seller shall indicate or cause to be indicated on such "instrument" or "chattel paper" a legend stating that such Receivable has been conveyed to the Purchaser pursuant to this Agreement and conveyed to the Trust pursuant to the Pooling and Servicing
Agreement for the benefit of the Certificateholders and other Beneficiaries.

          (b) Negative Pledge. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted
Liens) on any Receivable sold hereunder, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable sold hereunder; and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables sold hereunder, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          (c)  Charge Account Agreements and Financial
Guidelines. The Seller shall comply with and perform its obligations under any Charge Account Agreement to which the Seller is a party that relates to the Accounts and the Financial Guidelines except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries.
Subject to compliance with all Requirements of Law, the Seller may change the terms and provisions of such Charge
Account Agreements or the Financial Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charges, if any, assessed thereon) only if such change (i) would not, in the reasonable judgment of the Seller, cause a Early Amortization Event to occur and if the Seller owns a comparable segment of revolving credit card accounts which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, such change is made applicable to such comparable segments of accounts or (ii) the Seller shall reasonably determine that such change is necessary in order to satisfy any Requirement of Law.

          (d)  Conveyance of Accounts.  The Seller
covenants and agrees that it will not convey, assign, exchange or otherwise transfer any Account to any Person prior to the termination of this Agreement.

          (e) Compliance with Laws, Etc. The Seller shall comply in all material respects with all applicable laws, rules, regulations and orders applicable to the Receivables sold hereunder, including, without limitation, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy, where failure to so comply could reasonably be expected to have a material adverse effect on the amount of Collections thereunder.

          (f) Preservation of Corporate Existence. Except as provided in Section 4.01, the Seller shall preserve and maintain in all material respects its corporate existence, corporate rights (charter and statutory) and corporate franchises.

          (g)  Access to Certain Information Regarding the
Receivables. The Seller shall provide to the Purchaser and its agents access to the documentation regarding the Accounts and the Receivables, such access being afforded without charge but only (i) upon reasonable request,
(ii) during normal business hours, (iii) subject to the Seller's normal security and confidentiality procedures, and (iv) at offices designated by the Seller. Nothing in this Section 2.05(g) shall derogate from the obligation of the Purchaser to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Seller to provide access as provided in this
Section 2.05(g) as a result of such obligation shall not constitute a breach of this Section 2.05(g).

          (h)  Keeping of Records and Books of Account.
The Seller shall maintain and implement, or cause to be maintained or implemented, administrative and operating procedures reasonably necessary or advisable for the collection of all such Receivables, and, until the delivery to any Successor Servicer appointed pursuant to the Pooling and Servicing Agreement, keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all such Receivables.

          (i) Performance and Compliance with Receivables and Charge Account Agreements. The Seller shall at its expense take all actions on its part reasonably necessary to maintain in full force and effect its rights under all Charge Account Agreements to which the Seller is a party.

          (j) Location of Records. The Seller shall keep its chief place of business and chief executive office, and the offices where it keeps the records concerning the Receivables and all underlying Charge Account Agreements
(and all original documents relating thereto), at 7 River
Park Place East, Fresno, California 93720 or upon prior written notice to the Purchaser, at such other locations in a jurisdiction where all action required by Section 2.05(m) shall have been taken and completed and be in full force and effect. The Seller shall at all times maintain its principal executive office within the United States of America.

          (k) Furnishing Copies, Etc. The Seller shall furnish to the Purchaser (i) upon the Purchaser's request, a certificate of the chief financial officer of the Seller certifying, as of the date thereof, that no termination event described in Section 5.01 has occurred and is continuing and setting forth the computations used by the chief financial officer of the Seller in making such determination; (ii) as soon as possible and in any event within five days after the occurrence of any such termination event or incipient termination event, a statement of the chief financial officer of the Seller setting forth details of such termination event or incipient termination event and the action that the Seller proposes to take or has taken with respect thereto; and
(iii) promptly following the Purchaser's request thereof, such other information, documents, records or reports with respect to the Receivables sold hereunder or the underlying
Charge Account Agreements or the conditions or operations, financial or otherwise, of the Seller, as the Purchaser may from time to time reasonably request.

          (l) Obligation to Record and Report. The Seller shall to the fullest extent permitted by generally accepted accounting principles and by applicable law, record each purchase hereunder as a sale on its books and records, reflect each purchase in its financial statements and tax returns as a sale and recognize gain or loss, as the case may be, on each purchase hereunder.

          (m)  Continuing Compliance with the Uniform
Commercial Code. The Seller shall, without limiting the requirements of Section 2.05(o), at its expense, preserve, continue, and maintain or cause to be preserved, continued, and maintained the Purchaser's valid and properly protected title to each Receivable sold hereunder, including, without limitation, filing or recording UCC financing statements in each relevant jurisdiction.

          (n)  Collections of Receivables.  The Seller
shall cause all Collections in respect of Receivables sold hereunder to be processed in accordance with the collection arrangements set forth in Section 4.03 of the Pooling and Servicing Agreement.

          (o)  Further Action Evidencing Purchases.
(i) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Purchaser may reasonably request, to protect or more fully evidence the Purchaser's ownership, right, title and interest in the Receivables sold by the Seller and its rights under the Charge Account Agreements with respect thereto, or to enable the Purchaser to exercise or enforce any such rights. Without limiting the generality of the foregoing, the Seller will upon the request of the Purchaser (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the opinion of the Purchaser, desirable, (B) indicate on its books and records
(including, without limitation, originals and copies of sale slips and billing statements, to the extent practicable) that Receivables have been sold and assigned to the Purchaser, and provide to the Purchaser, upon request, copies of any such records and (C) contact customers to confirm and verify Receivables.

              (ii)  The Seller hereby irrevocably
authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Receivables sold by the Seller, or the underlying Charge Account Agreements with respect thereto, without the signature of the Seller where permitted by law.

             (iii)  If the Seller fails to perform any of
its agreements or obligations under this Agreement, the Purchaser may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Purchaser incurred in connection therewith shall be payable by the Seller.

          (p) Change in Business. The Seller shall not make any change in the nature of its business as conducted on the date hereof that could reasonably be expected to have a material adverse effect on the value or collectibility of the Receivables.

          (q) Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Purchaser, then the Seller agrees that it shall allocate, after the occurrence of such event, payments on each affected Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Pooling and Servicing Agreement. The parties hereto agree that Finance
Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Purchaser and by the Purchaser to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Purchaser and Collections with respect thereto shall continue to be allocated and paid in accordance with
Article IV of the Pooling and Servicing Agreement.

          (r) Operations of Seller. The Seller agrees that it shall conduct its operations in such a manner that the Purchaser would not be substantively consolidated into the bankruptcy estate of the Seller or have its separate corporate existence disregarded in the event of a bankruptcy of the Seller.

          (s)  Compliance with Certain Provisions of the
Pooling and Servicing Agreement. The Seller agrees that it shall comply with and observe the provisions of Section
2.07 of the Pooling and Servicing Agreement. The Seller further agrees that it shall comply, as Seller, with the meet and confer requirements set forth in Section 8.06(b) of the Pooling and Servicing Agreement.

          SECTION 2.06.  Customer Service Adjustments.  The
Seller may accept a return of goods for full or partial credit or make a daily adjustment in the principal amount or finance or other charges accrued or payable with respect to the account of a customer who has purchased merchandise or services on credit under a Charge Account Agreement, provided that such adjustment is permitted under the Seller's applicable Financial Guidelines. The aggregate amount of all such adjustments made by the Seller during any Collection Period shall be payable to the Purchaser by the Seller and shall be due no later than the Determination
Date that occurs during such Collection Period.


ARTICLE III

Administration and Servicing
of Receivables

          SECTION 3.01.  Acceptance of Appointment and
Other Matters Relating to the Servicer. (a) The Seller agrees to act as the Servicer under this Agreement and the Pooling and Servicing Agreement, and the Purchaser consents to the Seller acting as Servicer. The Seller, as Servicer, will have ultimate responsibility for servicing, managing and making collections on the Receivables and for holding such Receivables in trust for the benefit of the Purchaser and the Trust. The Seller, as Servicer, will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under this Agreement and the Pooling and Servicing
Agreement.

          (b) The Seller, as Servicer shall service and administer the Receivables sold hereunder in accordance with the provisions of the Pooling and Servicing Agreement.

          (c) In the event that a Successor Servicer is appointed pursuant to the Pooling and Servicing Agreement, such Successor Servicer shall act as Successor Servicer under this Agreement and the Purchaser consents to the appointment of such Successor Servicer hereunder.

          SECTION 3.02.  Servicing Compensation.  As full
compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement, the Seller, as Servicer, shall be entitled to receive the Servicing Fee on each Distribution Date. The Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing
Agreement.

          SECTION 3.03.  Allocations and Applications of
Collections and Other Funds. The Seller, as Servicer, will apply all Collections with respect to the Receivables sold hereunder and all funds on deposit in the Collection
Account as described in Article IV of the Pooling and Servicing Agreement.

          SECTION 3.04.  Other Actions Taken by the Seller.
The Seller hereby agrees that upon the occurrence of an event described in Section 10.01(e) of the Pooling and Servicing Agreement with respect to the Seller, the Seller hereby agrees to cause its customer service employees to distribute envelopes to Obligors for mail-in payments rather than accepting In-Store Payments at the customer service window.

ARTICLE IV

Other Matters Relating
to the Seller

          SECTION 4.01.  Merger or Consolidation of, or
Assumption, of the Obligations of the Seller. The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) immediately after giving effect to any such transaction, the consolidated tangible net worth of the surviving person shall not have materially decreased, determination to be made on a pro forma basis after giving effect to the proposed transaction; and

          (b) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and, if the Seller is not the surviving entity, such corporation shall expressly assume, by written agreement supplemental hereto, executed and delivered to the Purchaser, in form satisfactory to the Purchaser, the performance of every covenant and obligation of the Seller hereunder and shall benefit from all the rights granted to the Seller; and

          (c)  the Seller shall have delivered to the
Purchaser and the Trustee (i) an Officers' Certificate signed by a Vice President (or any more senior officer) stating that such consolidation, merger, conveyance or transfer complies with this Section 4.01 and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) an Opinion of Counsel that such supplemental agreement is legal, valid and binding and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

          (c) the Seller shall have delivered notice to the Rating Agencies of such consolidation, merger, conveyance or transfer and the Rating Agency Condition shall have been satisfied; and

          (d) Consent of Certificateholders shall have been obtained, which consent shall not be unreasonably withheld in the event that the Rating Agency Condition shall have been satisfied.

provided, however, that notwithstanding the provisions at this Section 4.01, the Seller shall not merge into or convey or transfer its properties and assets substantially as an entirety to the Purchaser.

          SECTION 4.02.  Seller Indemnification of the
Purchaser. The Seller shall indemnify and hold harmless the Purchaser, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Seller pursuant to this Agreement (including, without limitation, as Servicer hereunder) or arising out of or based on the arrangement created by this Agreement and the activities of the Seller taken pursuant thereto (other than collection losses on the Receivables or amounts due with respect thereto, unless such collection losses arise from a breach of a representation or warranty by the Seller), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Purchaser if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or willful misconduct by the Purchaser; and provided, further, that the Seller shall not indemnify the Purchaser for any liabilities, cost or expense of the Purchaser with respect to any Federal, state or local income or franchise taxes
(or any interest or penalties with respect thereto) required to be paid by the Purchaser in connection herewith to any taxing authority. Any indemnification under this
Article IV shall survive the termination of this Agreement.


ARTICLE V

Termination

          SECTION 5.01.  Termination.  This Agreement will
terminate immediately after the Trust terminates pursuant to the Pooling and Servicing Agreement. In addition, the Purchaser shall not purchase Receivables if (i) a Liquidation Event occurs or (ii) the Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or relating to all or substantially all of its property (an "Involuntary
Case").


ARTICLE VI

Miscellaneous Provisions

          SECTION 6.01.  Amendment.  (a)  This Agreement
may be amended from time to time by the Seller and the Purchaser without the consent of any of the Certificate-holders to:

               (i)  add to the covenants of the Seller for
the benefit of the Certificateholders, or to surrender any right or power conferred upon the Seller herein; or

              (ii)  cure any ambiguity, to correct or
supplement any provision herein which may be defective or inconsistent with any other provision herein or in any Certificate;

provided, that such action shall not adversely affect in any material respect the interests of any Certificateholder or the Holder of the Exchangeable Certificate.

          (b) This Agreement may also be amended from time to time by the Purchaser and Seller with the consent of the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor
Certificates of each materially adversely affected Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying or waiving any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Certificateholders or deposits of amounts to be so distributed with the amount available under any Enhancement without the consent of each affected Certificateholder,
(ii) change the definition of or the manner of calculating the interest of any Certificateholders without the consent of each affected Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Certificateholder or
(iv) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. Any amendment to be effected pursuant to this subsection (b) shall be deemed to materially adversely affect all outstanding Series, other than any Series with respect to which such action shall not adversely affect in any material respect the interests of any Holder of Investor
Certificates of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to subsection (a) above), the Seller shall furnish notification of the substance of such amendment to the Trustee, each Certificateholder, each Enhancement Provider and each Rating Agency.

          (d) It shall not be necessary for the consent of Certificateholders under this Section 6.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e)  Notwithstanding anything in this Section
6.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          SECTION 6.02.  Limited Recourse.  Notwithstanding
anything to the contrary contained herein, the obligations of the Purchaser hereunder shall not be recourse to the Purchaser (or any person or organization acting on behalf of the Purchaser or any affiliate, officer or director of the Purchaser), other than to any assets of the Purchaser not pledged to third parties or otherwise encumbered in a manner permitted by the Purchaser's Certificate of Incorporation; provided, however, that any payment by the Purchaser made in accordance with this Section 6.02 shall be made only after payment in full of any amounts that the Purchaser is obligated to deposit in the Collection Account pursuant to the Pooling and Servicing Agreement.

          SECTION 6.03.  No Petition.  The Seller hereby
covenants and agrees that it will not at any time institute, or join in instituting, against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 6.04.  GOVERNING LAW.  THIS AGREEMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW
PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

          SECTION 6.05.  Notices.  All demands, notices and
communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at such addresses specified in the Pooling and Servicing Agreement.

          SECTION 6.06.  Severability of Provisions.  If
any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

          SECTION 6.07.  Assignment.  Notwithstanding
anything to the contrary contained herein, this Agreement may not be assigned by the Seller without the prior consent of the Purchaser and the Trustee. The Purchaser may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement.

          SECTION 6.08.  No Waiver; Cumulative Remedies.
No failure to exercise and no delay in exercising, on the part of the Purchaser or the Seller, as the case may be, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 6.09.  Counterparts.  This Agreement may
be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 6.10.  Third-Party Beneficiaries.  This
Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the other
Beneficiaries and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 6.11.  Merger and Integration.  Except as
specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This
Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 6.12.  Headings.  The headings herein are
for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 6.13.  Rule 144A Information.  For so
long as any of the Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, the Seller agrees to cooperate with the Purchaser to provide to any Certificateholders of such Series or Class and to any prospective purchaser of Investor Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule
144A(d)(4) under the 1933 Act.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                         GOTTSCHALKS CREDIT RECEIVABLES
                         CORPORATION,
                         as Purchaser


                         By:__________________________
                            Name:
                            Title:


                         GOTTSCHALKS INC.,
                         as Seller


                         By:__________________________
                            Name:
                            Title:

                                                 SCHEDULE I


                     List of Accounts



          The list of all Accounts specifying for each Account, (i) its account number (ii) the aggregate amount of Receivables outstanding in such Account, and (iii) the aggregate amount of Principal Receivables in such Account has been delivered in the form of computer tape. Such tape is incorporated herein by this reference.
                                                  EXHIBIT J


            [FORM OF DEPOSIT ACCOUNT AGREEMENT]


                                             March 30, 1994


[Name of Local Bank]


     Re:  Acct. No.:        (the "Local Deposit Account")

Dear            :

          Reference is hereby made to (a) that certain
Receivables Purchase Agreement, dated as of March 30, 1994
(the "Receivables Purchase Agreement"), between Gottschalks
Inc., a Delaware corporation ("Gottschalks"), and Gottschalks Credit Receivables Corporation, a Delaware corporation ("GCRC"); (b) that certain Pooling and Servicing Agreement, dated as of March 30, 1994 (the
"Pooling and Servicing Agreement"), among GCRC, as depositor, Gottschalks, as servicer and Bankers Trust
Company, a New York banking corporation, as trustee (the
"Trustee"); and (c) that certain 1994-1 Supplement to the Pooling and Servicing Agreement, dated as of March 30, 1994
(the "1994-1 Supplement") among GCRC, Gottschalks and the
Trustee (collectively, the "Transaction Documents").
Capitalized terms used but not otherwise defined herein shall have the meanings provided for such terms in the Pooling and Servicing Agreement.

          In connection with the above-referenced
transactions, Gottschalks will act as the servicer of Receivables that have been sold to the Trust for the benefit of the Beneficiaries. During the normal course of its servicing operation, individual store locations owned by Gottschalks will receive In-Store Payments. Under the terms of the Transaction Documents, Gottschalks is required to deposit each day all Collections received in respect of In-Store Payments in a deposit account maintained by a local bank (the "Local Deposit Account").

          GCRC has established account number [number] with your institution to serve as the Local Deposit Account.
This letter agreement (this "Letter Agreement") defines certain rights and obligations of the parties hereto in respect of the Local Deposit Account maintained with your institution.

          GCRC hereby appoints [name of bank] as a Local
Deposit Account Bank to maintain the Local Deposit Account.
[Name of bank] hereby agrees to maintain the Local Deposit
Account and serve as Local Deposit Account Bank on the terms and subject to the conditions set forth in this Letter Agreement.

          6.14.   The Local Deposit Account shall at all
times be maintained in the name of the Trustee on behalf of the Trust. The Trustee on behalf of the Trust shall have exclusive dominion and control over, and the sole right of withdrawal from, the Local Deposit Account. The Trustee on behalf of the Trust shall possess all right, title and interest in all of the items from time to time on deposit in the Local Deposit Account and all proceeds thereof.

          6.15. The Local Deposit Account Bank shall, at the end of each Business Day, transfer, in same day funds, all available funds on deposit (other than amounts retained for returned checks in the ordinary course of business) in the Local Deposit Account to Bankers Trust Company, Four
Albany Street, New York, New York 10006, Attention
Corporate Trust & Agency Group, Structured Finance Team,
ABA 021001033, Account [account number] for deposit to the Gottschalks Credit Card Master Trust Collection Account
[number] (the "Collection Account").  The Local Deposit
Account Bank shall, immediately thereafter, provide the Trustee with telephonic advice of such transfer. The Local
Deposit Account Bank shall, each Business Day, deliver to
Gottschalks all returned checks previously deposited in the Local Deposit Account at P.O. Box 26480, Fresno, Califonria
93729-6480, Attention: Returned Check Desk.

          6.16.   The Local Deposit Account Bank shall
respond promptly to all reasonable inquiries made by Gottschalks in respect of the Local Deposit Account. The
Local Deposit Account shall furnish Gottschalks and the Trustee with monthly statements, in the form typical for the Local Deposit Account Bank, listing all amounts deposited in, withdrawn from, and transferred in and/or out of the Local Deposit Account during such monthly period.

          6.17.   For purposes of this Letter Agreement,
any officer of the Trustee, and any other employee of the Trustee designated by an officer thereof, shall be authorized to act, and to give instructions and notice, on behalf of the Trustee and the Local Deposit Account Bank shall be entitled to rely on such act, instruction or notice without further inquiry. Gottschalks acknowledges that the Local Deposit Account Bank shall incur no liability to Gottschalks as a result of any action taken pursuant to an instruction given by or on behalf of the Trustee.

          6.18.   The fees for the services of the Local
Deposit Account Bank shall be mutually agreed upon between Gottschalks and the Local Deposit Account Bank and paid by Gottschalks. Neither GCRC nor the Trustee on behalf of the Trust shall have any responsibility or liability for the payment of any such fee.

          6.19.   The Local Deposit Account Bank may
perform any of its duties hereunder by or through its officers, employees or agents and shall be entitled to rely upon the advice of counsel as to its duties. The Local
Deposit Account Bank shall not be liable to the Trustee or Gottschalks for any action taken or omitted to be taken by it in good faith, nor shall the Local Deposit Account Bank be responsible to the Trustee or Gottschalks for the consequences of any oversight or error of judgment or be answerable to the Trustee or Gottschalks for the same unless the oversight or error of judgment is attributable to its negligence or willful misconduct.

          6.20. The Local Deposit Account Bank may resign at any time as Local Deposit Account Bank hereunder by delivery to the Trustee and Gottschalks of written notice of resignation not less than 30 days prior to the effective date of such resignation. The Trustee may close the Local
Deposit Account at any time delivery of notice to the Local
Deposit Account Bank at its address appearing below.  This
Letter Agreement shall terminate upon receipt of such notice of closing, or delivery of such notice of resignation, except that the Local Deposit Account Bank shall immediately transfer to the Collection Account all funds, if any, then on deposit in, or otherwise to the credit of, the Local Deposit Account (other than amounts retained for returned checks in the ordinary course of business).

          6.21. All notices and communications hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telecopy) (i) in the case of the Trustee, to Bankers Trust Company, Four Albany
Street, New York, New York 10006, Attention Corporate Trust
& Agency Group, Structured Finance Team, (ii) in the case of the Local Deposit Account Bank, to [name of bank] at the address listed above and (iii) in the case of Gottschalks, to Gottschalks Inc., 7 River Park Place East, P.O. Box
26920, Fresno, California 93729, to the attention of Alan
A. Weinstein, Senior Vice President and Chief Financial
Officer.

          6.22. The Local Deposit Account Bank shall not assign or transfer any of its rights or obligations hereunder (other than to the Trustee) without the prior written consent of the Trustee. This Letter Agreement may be amended only by a written instrument executed by Gottschalks, GCRC, the Trustee and the Local Deposit
Account Bank, acting by their respective officers thereunto duly authorized. The Local Deposit Account Bank hereby irrevocably waives (so long as any Investor Certificate remains outstanding) any rights to setoff against, or otherwise deduct from, any funds held in any Local Deposit
Account for any indebtedness or other claim owed by GCRC, Gottschalks or any other person or entity to the Local
Deposit Account Bank.  To the extent that the Local Deposit
Account Bank ever has any such rights, it hereby expressly subordinates all such rights to the rights of the Trustee.

          6.23.   THIS LETTER AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF CALIFORNIA.

          6.24. This Letter Agreement (i) shall inure to the benefit of, and be binding upon, Gottschalks, GCRC, the Trustee, the Local Deposit Account Bank and their respective successors and assigns and (ii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6.25. Bankers Trust Company, in its capacity as trustee under the Pooling and Servicing Agreement, is entering into this Letter Agreement solely as trustee and not in its individual capacity and in no case whatsoever shall Bankers Trust Company be personally liable on, or for any loss in respect of, any representations, warranties, agreements or obligations of the Trustee or Gottschalks hereunder.

                         GOTTSCHALKS INC.



                         By:
                         Title:


                         BANKERS TRUST COMPANY, not in its
                         individual capacity, but solely in
                         its capacity as Trustee



                         By:
                         Title:


                         [Name of Bank]



                         By:
                         Title:

                                                 SCHEDULE I


                     List of Accounts



          The list of all Accounts specifying for each Account, (i) its account number (ii) the aggregate amount of Receivables outstanding in such Account, and (iii) the aggregate amount of Principal Receivables in such Account has been delivered in the form of computer tape. Such tape is incorporated herein by this reference.
                                                SCHEDULE II


                    Collection Account



BANKERS TRUST COMPANY:
ABA No. 021001033
Account No. 01419647
Gottschalks Credit Card Master
      Trust Collection Account No. 11873
Four Albany Street
New York, New York 10006

                                               SCHEDULE III


              List of Local Deposit Accounts



BANK OF FRESNO: Account No. 04730240
Location 0-01
Payment Processor (Pre-encoded)
7032 North First Street
Fresno, California 93720


UNITED STATES NATIONAL BANK OF OREGON:
Account No. 010 0029 420
Location 1-27
111 S.W. Fifth, T-29
Portland, Oregon 97204


U.S. BANK OF WASHINGTON, N.A.: Account No. 001 7916 305
Location 1-22
Tacoma
111 S.W. Fifth, T-29
Portland, Oregon 97204


WELLS FARGO BANK, N.A.: Account No. 4192150431
1206 Van Ness Avenue
Fresno, California 93721